   As filed with the Securities and Exchange Commission on February 28, 2001


                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|

                         Pre-Effective Amendment No.                         |_|


                       Post-Effective Amendment No. 71                       |X|


                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |_|


                       Post-Effective Amendment No. 110                      |X|
                       -------------------------------


                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                           1211 Avenue of the Americas
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

George Martinez, Esq.      Peter Eldridge, Esq.       Sarah Cogan, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:




     |X| immediately upon filing pursuant to    |_| on (         ) pursuant to
         paragraph (b)                              paragraph (b)
     |_| 60 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(1)                           paragraph (a)(1)
     |_| 75 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(2)                           paragraph (a)(2) rule 485.

If appropriate, check the following box:

|X| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1999 was filed on January 19, 2000.

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                          J.P. Morgan
                                          Funds

                                          INSTITUTIONAL CLASS SHARES

EQUITY GROWTH FUND

CORE EQUITY FUND

BALANCED FUND

EQUITY INCOME FUND


LARGE CAP EQUITY
FUND

GROWTH AND INCOME
FUND

FOCUS FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY
FUND


DYNAMIC SMALL
CAP FUND

SHORT-TERM BOND
FUND II

U.S. TREASURY INCOME
FUND

BOND FUND II

STRATEGIC INCOME
FUND

INTERMEDIATE BOND
FUND


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming

                                                                Asset Management
                                                         -----------------------

                                                                    PSEQI-1-201X

EQUITY GROWTH FUND                                                             1

CORE EQUITY FUND                                                               7

BALANCED FUND                                                                 13

EQUITY INCOME FUND                                                            21

LARGE CAP EQUITY FUND                                                         27

GROWTH AND INCOME FUND                                                        33

FOCUS FUND                                                                    39

CAPITAL GROWTH FUND                                                           45

SMALL CAP EQUITY FUND                                                         51

DYNAMIC SMALL CAP FUND                                                        57

SHORT-TERM BOND FUND II                                                       63

U.S. TREASURY INCOME FUND                                                     70

BOND FUND II                                                                  77

STRATEGIC INCOME FUND                                                         84

INTERMEDIATE BOND FUND                                                        94

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                       105
--------------------------------------------------------------------------------

BUYING FUND SHARES                                                           105


SELLING FUND SHARES                                                          106

EXCHANGING FUND SHARES                                                       106

OTHER INFORMATION CONCERNING THE FUNDS                                       107

DISTRIBUTIONS AND TAXES                                                      108

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                          109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                            111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:


o projected earnings growth rate that's greater than or equal to the equity markets in general

o return on assets and return on equity equal to or greater than the equity markets


o     above market average price-earnings ratios

o     below-average dividend yield

o     above-average market volatility


o     market capitalization of more than $500 million.

J.P. MORGAN EQUITY GROWTH FUND


The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro,"

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN EQUITY GROWTH FUND

which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     31.69%
1992      6.43%
1993      2.48%
1994     -0.90%
1995     25.78%
1996     20.52%
1997     37.20%
1998     41.38%
1999     31.85%
2000    -23.65%

--------------------------------------------------------------------------------
BEST QUARTER                                                              27.40%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.83%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES            -23.65%       18.67%         15.47%
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX            -22.08%       19.16%         17.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH
FUNDS INDEX                           -19.68%       17.85%         17.32%
--------------------------------------------------------------------------------

J.P. MORGAN EQUITY GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                          MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES           FEE          (12b-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS       0.50%#       NONE           0.50%#     1.00%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $102        $318         $552         $1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

J.P. MORGAN CORE EQUITY FUND

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN CORE EQUITY FUND


dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1994    -4.03%
1995    25.53%
1996    22.54%
1997    33.33%
1998    30.95%
1999    23.89%
2000   -11.99%




--------------------------------------------------------------------------------
BEST QUARTER                                                              22.97%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -11.00%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                                              SINCE
                                 PAST 1 YEAR   PAST 5 YEARS   INCEPTION (4/1/93)
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES       -11.99%       18.46%         15.39%
--------------------------------------------------------------------------------
S&P 500 INDEX                     -9.10%       18.33%         17.11%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE
FUNDS INDEX                       -7.37%       16.79%         15.34%
--------------------------------------------------------------------------------

J.P. MORGAN CORE EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.50%#        NONE            0.54%#      1.04%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.50% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $106        $311         $574         $1,271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BALANCED FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and


o an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The Fund's advisers may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.



The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:



o projected rate of earnings growth that's equal to or greater than the equity markets

o return on assets and equity that's equal to or greater than the equity markets


o     above-average price/earnings ratios

o     below-average dividend yield

o     above-average market volatility

J.P. MORGAN BALANCED FUND

o market capitalization equal to those within the universe of S&P 500 Index stocks at the time of our purchase.


Market capitalization is the total market value of a company's shares. Equity securities include common stocks and preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.


The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the advisers consider them to be comparable to investment grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on their outlook for the economy.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, (and lower performance), and increase your taxable dividends.

private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN BALANCED FUND

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.


The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB

J.P. MORGAN BALANCED FUND

by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     24.16%
1992      5.32%
1993      6.01%
1994     -2.27%
1995     23.83%
1996     11.31%
1997     23.67%
1998     25.15%
1999     14.23%
2000     -2.55%

--------------------------------------------------------------------------------
BEST QUARTER                                                              13.34%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -4.84%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000

J.P. MORGAN BALANCED FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -2.55%        13.91%         12.40%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX             11.85%         6.24%          8.00%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX           11.63%         6.46%          7.96%
--------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX            2.39%        11.80%         12.45%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.50%#        NONE            0.50%#      1.00%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $102        $318         $552         $1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy


The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.


The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.


The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

J.P. MORGAN EQUITY INCOME FUND


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income producing real estate or loans related to real estate.


The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN EQUITY INCOME FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares (formerly Premier Class shares) has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     22.10%
1992      5.61%
1993     12.34%
1994     -3.37%
1995     33.72%
1996     17.87%
1997     31.05%
1998     26.20%
1999     13.06%
2000     -3.85%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.89%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -8.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -3.85%        16.21%         14.77%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX       7.46%        13.42%         14.45%
--------------------------------------------------------------------------------

J.P. MORGAN EQUITY INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%#        NONE            0.51%#      0.91%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.50% and Total Annual Fund Operating Expenses are not expected to exceed 0.90%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $93         $290         $504         $1,120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $2 billion at the time of purchase (large-cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and profitability within the universe of S&P 500 Index stocks. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price-to-cash flows ratios versus return on capital and above average dividend yield.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

J.P. MORGAN LARGE CAP EQUITY FUND

The Fund's equity holdings may also include real estate investment trust (REIT's), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN LARGE CAP EQUITY FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991     31.24%
1992      5.20%
1993      8.63%
1994      0.22%
1995     31.03%
1996     23.25%
1997     33.56%
1998     22.18%
1999     10.86%
2000     -4.24%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.08%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -9.74%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            -4.24%        16.38%         15.45%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%        18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP FUNDS INDEX           1.95%        15.74%         16.12%
--------------------------------------------------------------------------------

J.P. MORGAN LARGE CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            0.49%       0.89%
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $91         $284         $493         $1,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment-grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN GROWTH AND INCOME FUND

currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.


The performance for the period before Institutional Class shares were launched in January 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-1995 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991     59.13%
1992     15.06%
1993     12.99%
1994     -3.41%
1995     27.55%
1996     19.86%
1997     30.07%
1998     14.50%
1999      8.52%
2000     0.86%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                            -12.11%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

J.P. MORGAN GROWTH AND INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            0.86%         14.33%         17.41%
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX             6.08%         16.81%         16.88%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX    1.95%         15.74%         16.12%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            0.50%#      0.90%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $92         $287         $498         $1,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN FOCUS FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth.

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management, and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration

J.P. MORGAN FOCUS FUND


limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The advisers go through this process at least monthly to identify what they believe are the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. Here are some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FOCUS FUND

financial markets, which could have a negative effect on the value of shares of the Fund.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1999       14.07%
2000      -25.46%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -22.77%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                        PAST 1 YEAR    (6/30/98)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                              -25.46%        -5.88%
--------------------------------------------------------------------------------
S&P 500 INDEX                                            -9.10%         7.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX                        -7.37%         7.14%
--------------------------------------------------------------------------------

J.P. MORGAN FOCUS FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.40%         NONE            2.12%#      2.52%#

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.13%, actual Other Expenses are expected to be 0.87% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                            $255        $785         $1,340       $2,856
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.


The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities,

J.P. MORGAN CAPITAL GROWTH FUND


which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase-agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities do not as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN CAPITAL GROWTH FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.


The performance for the period before Institutional Class shares were launched in January 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-1995 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991     70.74%
1992     12.95%
1993     20.17%
1994     -1.31%
1995     22.24%
1996     24.64%
1997     23.88%
1998      5.93%
1999     13.23%
2000     14.60%

--------------------------------------------------------------------------------
BEST QUARTER                                                              26.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -19.49%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES            14.60%        16.23%         19.49%
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX                  17.50%        20.41%         19.86%
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX        6.26%        16.17%         17.94%
--------------------------------------------------------------------------------

J.P. MORGAN CAPITAL GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.40%         NONE            0.53%#      0.93%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $95         $296         $515         $1,143
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.


The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN SMALL CAP EQUITY FUND


nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.


The performance for the period before Institutional Class shares were launched in May 1996 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1995-1996 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1995     54.04%
1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.51%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -21.04%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                         PAST 1 YEAR   PAST 5 YEARS   (12/20/94)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES               14.80%        15.76%         22.04%
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                   11.80%        13.57%         16.15%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX         6.93%        12.44%         15.28%
--------------------------------------------------------------------------------

J.P. MORGAN SMALL CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS     0.65%         NONE            0.47%#      1.12%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.23% and Total Annual Fund Operating Expenses are not expected to exceed 0.88%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, you cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $114        $356         $617         $1,363
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

J.P. MORGAN DYNAMIC SMALL CAP FUND

The Fund may invest up to 20% of its total assets in foreign securities. The investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.


Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Dynamic Small Cap Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN DYNAMIC SMALL CAP FUND


expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.


The performance for the period before Institutional Class shares were launched in April 1999 is based on the performance of Class A shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1998-1999 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1998    13.46%
1999    30.19%
2000    11.91%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.06%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.98%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                        PAST 1 YEAR    (5/19/97)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                              11.91%          24.50%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX                      0.57%          11.87%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX                     -8.25%          15.85%
--------------------------------------------------------------------------------

J.P. MORGAN DYNAMIC SMALL CAP FUND


Fees and expenses

This table describes the fees and expenses that ou may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                   0.65%         NONE            1.70%#      2.35%#
--------------------------------------------------------------------------------

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.45% and Total Annual Fund Operating Expenses are not expected to exceed 1.10%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $238        $733         $1,255       $2,686
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SHORT-TERM BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income consistent with preservation of capital.

The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be investment grade, which means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also

J.P. MORGAN SHORT-TERM BOND FUND II


actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs, (and lower performance), and increase your taxable dividends.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Term Bond Fund II.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's Investor Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      9.13%
1992      5.04%
1993      4.54%
1994      2.38%
1995      8.22%
1996      5.62%
1997      6.13%
1998      5.59%
1999      3.11%
2000      7.52%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.76%
--------------------------------------------------------------------------------
                                                               4th quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                              0.09%
--------------------------------------------------------------------------------
                                                               4th quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                   PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         7.52%          5.59%            5.70%
--------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T
BOND INDEX                         8.17%          5.95%            6.40%
--------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX             7.39%          5.52%            6.34%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                      MANAGEMENT    DISTRIBUTION    OTHER        FUND OPERATING
CLASS OF SHARES       FEE           (12B-1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                 0.25%         NONE            0.62%        0.87%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.18%, Other Expenses are expected to be 0.32% and Total Annual Fund Operating Expenses are not expected to exceed 0.50%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect changes or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                       $89          $278         $482          $1,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN U.S. TREASURY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

The Fund's main investment strategy

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

o     debt securities issued by the U.S. Treasury, and

o repurchase agreements in which the Fund receives these securities as collateral.

The Fund may also invest in debt securities issued or guaranteed by U.S. government agencies or authorities. These securities may include investments in collateralized mortgage obligations and other mortgage-related securities.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.


The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the advisers also determine an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.


In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still under-valued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, derivatives could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Because Institutional Class shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The bars for 1991-2000 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991      14.79%
1992       5.87%
1993      10.32%
1994      -4.46%
1995      17.53%
1996       1.26%
1997       8.34%
1998       8.78%
1999      -2.96%
2000      12.61%

--------------------------------------------------------------------------------
BEST QUARTER                                                               5.87%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES          12.61%         5.46%           6.98%
--------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX        13.24%         6.49%           7.92%
--------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX     13.52%         6.49%           7.92%
--------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS
INDEX                               11.89%         5.54%           6.75%
--------------------------------------------------------------------------------

Because Institutional Class shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund.


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                   MANAGEMENT      DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES    FEES            (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
SHARES             0.30%           NONE              0.59%        0.89%
--------------------------------------------------------------------------------

* The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.15%, actual Other Expenses are expected to be 0.40% and Total Annual Fund Operating Expenses are not expected to exceed 0.55%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN U.S. TREASURY INCOME FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                1 YEAR        3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $91           $284         $493         $1,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy


The Fund invests mainly in investment-grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversifi-

J.P. MORGAN U.S. TREASURY INCOME FUND


cation and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Bond Fund II.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.


If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN U.S. TREASURY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      15.53%
1992       6.46%
1993      11.40%
1994      -3.83%
1995      18.51%
1996       3.20%
1997       8.81%
1998       7.94%
1999      -1.05%
2000      10.08%


--------------------------------------------------------------------------------
BEST QUARTER                                                               6.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.76%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         10.08%          5.71%           7.50%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX        11.63%          6.46%           7.96%
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                        10.31%          5.49%           7.72%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                   MANAGEMENT     DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES    FEE            (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS              0.30%          NONE              0.45%#       0.75%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.30% and Total Annual Fund Operating Expenses are not expected to exceed 0.60%. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                  1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        $77         $240        $417          $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income.

The Fund's main investment strategy


The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

o Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.


o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.


Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

Investment grade securities are those rated Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may purchase lower-rated high yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba(3) or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.


The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs, (and lower performance) and increase your taxable dividends.

J.P. MORGAN STRATEGIC INCOME FUND


debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage-obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


High yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.


Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.


Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.


The costs of investing in the high yield market are usually higher than investing in investment-grade securities. That's because the Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the United States, it is riskier than a fund that invests only in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.


Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled

J.P. MORGAN STRATEGIC INCOME FUND


and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. Because of that, these investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.


Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN STRATEGIC INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1999      6.43%
2000      1.40%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.90%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                             -0.57%
--------------------------------------------------------------------------------
                                                               4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS


For the period ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                                  PAST 1 YEAR         (11/30/98)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                         1.40%              3.32%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                       11.63%              5.14%
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS Index            -0.36%              0.22%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                     MANAGEMENT    DISTRIBUTION      OTHER        FUND OPERATING
CLASS OF SHARES      FEE           (12B-1) FEES      EXPENSES     EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                0.50%         NONE              1.90%#       2.40%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.00%, Other Expenses are expected to be 1.00% and Total Annual Fund Operating Expenses are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year


o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                        1 YEAR         3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES            $243           $748             $1,280          $2,736
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks as high a high level of income as possible as is consistent with reasonable risk.

The Fund's main investment strategy


Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed-income securities.

The Fund's dollar weighted average maturity is between three and ten years.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations

J.P. MORGAN INTERMEDIATE BOND FUND


and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Intermediate Bond Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN INTERMEDIATE BOND FUND


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991      16.06%
1992       6.38%
1993      10.41%
1994      -5.37%
1995      18.39%
1996       1.92%
1997       7.93%
1998       7.22%
1999      -0.32%
2000      10.22%


--------------------------------------------------------------------------------
BEST QUARTER                                                               6.32%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995


--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN INTERMEDIATE BOND FUND


AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES             10.22%        5.32%         7.07%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATEGOV'T/CREDIT INDEX  10.12%        6.11%         7.36%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX            11.63%        6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                 10.58%        5.86%         7.52%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                TOTAL ANNUAL
                   MANAGEMENT    DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES    FEE           (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS              0.30%         NONE             0.45%#        0.75%#
--------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions, your cost would be:

                                 1 YEAR      3 YEARS     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $77         $240        $417           $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                 Fiscal Year
Fund                                                Ended                   %
--------------------------------------------------------------------------------
Equity Growth Fund                             Dec. 31, 2000              0.73%
Core Equity Fund                               Dec. 31, 2000              0.70%
Balanced Fund                                  Dec. 31, 2000              0.69%
Equity Income Fund                             Dec. 31, 2000              0.72%
Large Cap Equity Fund                          Oct. 31, 2000              0.13%
Growth & Income Fund                           Oct. 31, 2000              0.40%
Focus Fund                                     Oct. 31, 2000              0.05%
Capital Growth Fund                            Oct. 31, 2000              0.40%
Small Cap Equity Fund                          Oct. 31, 2000              0.65%
Dynamic Small Cap Fund                         Oct. 31, 2000              0.58%
Short-Term Bond Fund II                        Oct. 31, 2000              0.00%
U.S. Treasury Fund                             Oct. 31, 2000              0.30%
Bond Fund II                                   Oct. 31, 2000              0.30%
Strategic Income Fund                          Oct. 31, 2000              0.00%
Intermediate Bond Fund                         Oct. 31, 2000              0.30%

FUNDS' INVESTMENT ADVISER

The Portfolio Managers


BALANCED FUND

Henry Lartigue, Executive Vice President and Chief Investment Officer at JPMFAM (USA), and Jeff Phelps, Portfolio Manager at JPMFAM (USA) are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President, and Portfolio Manager at JPMFAM (USA) is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. He began his career as a securities analyst at JPMFAM (USA) in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to JPMFAM (USA) in 1994. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM
(USA), he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with JPMFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

EQUITY INCOME FUND

The portfolio manager is Robert Heintz, a Senior Investment Officer at JPMFAM
(USA). He has managed the portfolio since its inception on March 29, 1988. Mr. Heintz has worked for Chase Texas since 1983.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.


LARGE CAP EQUITY FUND

Robert Heintz, Director of Equity Management, Research and Trading at JPMFAM
(USA), is responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. O'Keefe joined JPMFAM
(USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND

Mr. Lartigue and Mr. Heintz are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.


SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA) she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.



DYNAMIC SMALL CAP FUND

Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

SHORT-TERM BOND FUND II

The portfolio managers are Tim Neumann, Head of Taxable Core Investment Group at JPMFAM (USA), and Lynn Chen. Mr. Neumann has been responsible for the Fund since February 2001. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining JPMFAM (USA) in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. Ms. Chen, a Vice President at JPMFAM (USA), has been responsible for the management of the Fund since February 2001. Ms. Chen joined JPMFAM (USA) in 1997. Between 1990 and 1997, she was a portfolio manager at Nippon Life Insurance.

U.S. TREASURY INCOME FUND

A team of investment managers with JPMFAM (USA), led by Mr. Neumann, is responsible for the management of the Fund.

BOND FUND II

The portfolio manager is Mr. Neumann. Mr. Neumann has been responsible for the Fund since October of 1999.

STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at JPMFAM (USA), and Leonard Lovito, a Vice President and Senior Portfolio Manager at JPMFAM (USA), have been responsible for the management of the Fund since its inception. Mr. Blessing joined JPMFAM (USA) in 1996. Between 1992 and 1996, he was Direc-

FUNDS' INVESTMENT ADVISER

tor of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining JPMFAM (USA), from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.


Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.


INTERMEDIATE BOND FUND

The Portfolio Manager is Mr. Lovito. He has been responsible for the Fund since July 1998.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the J.P. Morgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your

HOW YOUR ACCOUNT WORKS


order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the J.P. Morgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the J.P. Morgan Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the J.P. Morgan Funds Service Center at 1-800-622-4273.


MINIMUM INVESTMENTS


Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.


Selling Fund shares


When you sell your shares you'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the J.P. Morgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

Selling shares

Through your financial service firms


Tell your firm which Funds you want to sell. They'll send all necessary documents to the J.P. Morgan Funds Service Center.

Through the J.P. Morgan Funds Service Center

Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.


Exchanging shares


You can exchange your Institutional shares for shares in certain other J.P. Morgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE


You may also use our Telephone Exchange Privilege. You can get information by contacting the J.P. Morgan Funds Service Center or your investment representative.


Other information concerning the funds


We may close your account if the balance in all J.P. Morgan Funds (except money market funds) falls below $1,000,000. We'll give you 60 day's notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.



JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.


JPMFAM(USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount

HOW YOUR ACCOUNT WORKS


may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Bond Fund II and Intermediate Bond Fund declare dividends daily. The Strategic Income Fund, Short-Term Bond Fund II declare dividends monthly. The Balanced Fund, Core Equity Fund, Equity Growth Fund, Equity Income, Large Cap Equity Fund and Growth and Income Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Growth and Income Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by

HOW YOUR ACCOUNT WORKS

and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 for the Large Cap Equity, Growth and Income, Focus, Capital Growth, Small Cap Equity, Dynamic Small Cap Fund, Short-Term Bond,
Bond, Strategic Income and Intermediate Bond Funds and December 31, 2000 for the Equity Growth, Core Equity, Balanced, and Equity Income Funds, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan Equity Growth Fund*

                                                                          Year        Year       Year         Year      Year
                                                                         ended       ended      ended        ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98     12/31/97  12/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 68.09     $ 52.36     $ 38.36     $ 27.95   $ 23.20
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                (0.26)@     (0.14)@      0.03        0.07      0.10
    Net gains or losses in securities (both realized and unrealized)    (16.22)      16.78       15.78       10.34      4.65
                                                                       -------     -------     -------     -------   -------
    Total from investment operations                                    (16.48)      16.64       15.81       10.41      4.75

  Less distributions:
    Dividends from net investment income                                    --          --        0.03          --        --
    Distributions from capital gains                                      8.17        0.91        1.78          --        --
                                                                       -------     -------     -------     -------   -------
    Total distributions                                                   8.17        0.91        1.81          --        --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 43.44     $ 68.09     $ 52.36     $ 38.36   $ 27.95
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                            (23.65%)     31.85%      41.38%      37.20%    20.52%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $   179     $   320     $   179     $    74   $    57
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%       1.00%       1.00%     1.00%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.40%)     (0.24%)      0.05%       0.20%     0.41%
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.02%       1.03%       1.09%       1.11%     1.08%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                 (0.42%)     (0.27%)     (0.04%)      0.09%     0.33%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 15%~        35%         35%       62%
----------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Equity Growth Fund; Institutional Class shares were formerly Premier Class shares.


~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.

@     Calculated based upon average shares outstanding.

J.P. Morgan Core Equity Fund*

                                                                          Year        Year       Year      Year      Year
                                                                         ended       ended      ended     ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98  12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 32.24     $ 26.52    $ 21.25   $ 15.94   $ 13.01
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                   --        0.04@      0.09      0.14      0.16
    Net gains or losses in securities (both realized and unrealized)     (3.95)       6.27       6.44      5.17      2.77
                                                                       -------     -------    -------   -------   -------
    Total from investment operations                                     (3.95)       6.31       6.53      5.31      2.93

  Less distributions:
    Dividends from net investment income                                    --        0.04       0.09        --        --
    Distributions from capital gains                                      1.88        0.55       0.17        --        --
                                                                       -------     -------    -------   -------   -------
    Total distributions                                                   1.88        0.59       1.26        --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 26.41     $ 32.24    $ 26.52   $ 21.25   $ 15.94
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                            (11.99%)     23.89%     30.95%    33.33%    22.54%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $   143     $   181    $    89   $    51   $    29
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%      1.00%     1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.01%)      0.13%      0.39%     0.74%     1.10%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.05%       1.11%      1.18%     1.20%     1.14%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                 (0.06%)      0.02%      0.21%     0.54%     0.96%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 11%~       32%       24%       29%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Core Equity Fund; Institutional Class shares were formerly Premier Class shares.


~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.

@     Calculated based upon average shares outstanding.

J.P. Morgan Equity Income Fund*

                                                                          Year       Year       Year       Year      Year
                                                                         ended      ended      ended      ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00   12/31/99   12/31/98   12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 49.80    $ 46.14    $ 36.97    $ 28.21   $ 23.93
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                 0.29@      0.32@      0.33       0.40      0.43
    Net gains or losses in securities (both realized and unrealized)     (2.66)      5.65       9.32       8.36      3.85
                                                                       -------    -------    -------    -------   -------
    Total from investment operations                                     (2.37)      5.97       9.65       8.76      4.28

  Less distributions:
    Dividends from net investment income                                  0.29       0.31       0.34         --        --
    Distributions from capital gains                                     11.81       2.00       0.14         --        --
                                                                       -------    -------    -------    -------   -------
    Total distributions                                                  12.10       2.31       0.48         --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 35.33    $ 49.80    $ 46.14    $ 36.97   $ 28.21
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                             (3.85%)    13.06%     26.20%     31.05%    17.87%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $    97    $   170    $   128    $    75   $    63
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%      1.00%      1.00%      1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     0.59%      0.66%      0.82%      1.67%     1.67%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.03%      1.09%      1.10%      1.11%     1.07%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  0.56%      0.57%      0.72%      1.56%     1.60%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     15%        16%         3%        14%       24%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Equity Income Fund; Institutional Class shares were formerly Premier Class shares.

@     Calculated based upon average shares outstanding.

J.P. Morgan Balanced Fund*

                                                                          Year        Year       Year      Year      Year
                                                                         ended       ended      ended     ended     ended
PER SHARE OPERATING PERFORMANCE:                                      12/31/00    12/31/99   12/31/98  12/31/97  12/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 38.50     $ 34.54    $ 29.26   $ 23.66   $ 21.25
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                 0.86@       0.78@      0.73      0.74      0.63
    Net gains or losses in securities (both realized and unrealized)     (1.96)       4.07       6.53      4.86      1.78
                                                                       -------     -------    -------   -------   -------
    Total from investment operations                                     (1.10)       4.85       7.26      5.60      2.41

  Less distributions:
    Dividends from net investment income                                  1.38        0.70       0.73        --        --
    Distributions from capital gains                                      5.75        0.19       1.25        --        --
                                                                       -------     -------    -------   -------   -------
    Total distributions                                                   7.13        0.89       1.98        --        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 30.27     $ 38.50    $ 34.54   $ 29.26   $ 23.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (2.55%)     14.23%     25.15%    23.67%    11.31%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $    61     $   103    $    59   $    36   $    23
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  1.00%       1.00%      1.00%     1.00%     1.00%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     2.23%       2.19%      2.32%     2.73%     2.82%
-------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               1.06%       1.19%      1.28%     1.28%     1.17%
-------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  2.17%       2.00%      2.04%     2.45%     2.65%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    134%         45%        58%       64%       70%
-------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Balanced Fund; Institutional Class shares were formerly Premier Class shares.

@     Calculated based upon average shares outstanding.

J.P. Morgan Large Cap Equity Fund*

                                                                                Year       Year       Year       Year       Year
                                                                               ended      ended      ended      ended      ended
PER SHARE OPERATING PERFORMANCE                                             10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 16.27    $ 15.15    $ 14.85    $ 13.27    $ 12.24
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.14       0.19       0.18       0.18       0.23
    Net gains or losses in securities
    (both realized and unrealized)                                              1.09       2.07       1.95       3.47       2.59
                                                                             -------    -------    -------    -------    -------
    Total from investment operations                                            1.23       2.26       2.13       3.65       2.82

  Less distributions:
    Dividends from net investment income                                        0.14       0.19       0.17       0.18       0.22
    Distributions from capital gains                                            1.06       0.95       1.66       1.89       1.57
                                                                             -------    -------    -------    -------    -------
    Total distributions                                                         1.20       1.14       1.83       2.07       1.79
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 16.30    $ 16.27    $ 15.15    $ 14.85    $ 13.27
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    7.81%     15.37%     15.82%     31.50%     25.65%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   117    $   147    $   117    $   107    $    99
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.55%      0.42%      0.47%      0.50%      0.40%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           0.84%      1.18%      1.19%      1.32%      1.86%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.89%      0.92%      0.97%      1.00%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      0.50%      0.68%      0.69%      0.82%      1.30%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           27%        70%        72%        72%        89%
--------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Large Cap Equity Fund.

J.P. Morgan Growth and Income Fund*

                                                                 Year         Year         Year         Year     1/25/96**
                                                                ended        ended        ended        ended       through
PER SHARE OPERATING PERFORMANCE                              10/31/00     10/31/99     10/31/98     10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 43.89      $ 43.43      $ 46.35      $ 39.26       $ 34.80
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        0.26@        0.35@        0.43@        0.52@         0.47
    Net gains or losses in securities
    (both realized and unrealized)                               3.33         5.12         3.50        10.20          4.46
                                                              -------      -------      -------      -------       -------
    Total from investment operations                             3.59         5.47         3.93        10.72          4.93

  Less distributions:
    Dividends from net investment income                         0.18         0.34         0.29         0.48          0.47
    Distributions from capital gains                             6.31         4.67         6.56         3.15            --
                                                              -------      -------      -------      -------       -------
    Total distributions                                          6.49         5.01         6.85         3.63          0.47
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 40.99      $ 43.89      $ 43.43      $ 46.35       $ 39.26
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                     9.34%       13.30%        9.44%       29.37%        13.39%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $     5      $    15      $    24      $   522       $    28
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                         0.89%        0.85%        0.85%        0.86%         1.24%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.64%        0.80%        0.95%        1.21%         1.73%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                      0.93%        0.85%        0.85%        0.86%         1.24%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements         0.60%        0.80%        0.95%        1.21%         1.73%
--------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Growth and Income Fund.

**    Commencement of offering of class of shares.


#     Short periods have been annualized.

@     Calculated based upon average shares outstanding.

J.P. Morgan Focus Fund*

                                                                                   Year         Year   6/30/98**
                                                                                  ended        ended     through
PER SHARE OPERATING PERFORMANCE                                                10/31/00     10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $    9.86     $   9.40     $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         (0.03)        0.03@       0.02
    Net gains or losses in securities
    (both realized and unrealized)                                                 0.15         0.45       (0.62)
                                                                              ---------     --------      ------
    Total from investment operations                                               0.12         0.48       (0.60)

  Less distributions:
    Dividends from net investment income                                             --         0.02          --
    Distributions from capital gains                                                 --           --          --
                                                                              ---------     --------      ------
    Total distributions                                                              --         0.02          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $    9.98     $   9.86     $  9.40
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                       1.22%        5.05%      (6.00%)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                          $      --+    $      1     $     1
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                           1.00%        1.00%       1.00%
----------------------------------------------------------------------------------------------------------------
Net investment income                                                             (0.44%)       0.33%       0.78%
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                  1,500.37%^    1007.71%       1.80%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    (1,499.81%)^  (1006.38%)     (0.02%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             124%         173%         33%
----------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Focus Fund.

**    Commencement of operations.


@     Calculated based upon average shares outstanding.

#     Short periods have been annualized.


+     Amounts round to less than one million

^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

J.P. Morgan Capital Growth Fund*

                                                                Year          Year          Year          Year    1/25/96**
                                                               ended         ended         ended         ended      through
PER SHARE OPERATING PERFORMANCE                             10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $43.36        $41.53        $46.90        $41.65       $35.26
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.04@        (0.05)@        0.07          0.13@        0.17
    Net gains or losses in securities
    (both realized and unrealized)                             10.27          5.80         (0.54)        10.17         6.34
                                                              ------        ------        ------        ------       ------
    Total from investment operations                           10.31          5.75         (0.47)        10.30         6.51

  Less distributions:
    Dividends from net investment income                          --            --            --          0.25         0.12
    Distributions from capital gains                            4.91          3.92          4.90          4.80           --
                                                              ------        ------        ------        ------       ------
    Total distributions                                         4.91          3.92          4.90          5.05         0.12
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $48.76        $43.36        $41.53        $46.90       $41.65
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                   26.34%        14.71%        (1.20%)       26.98%       18.13%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $   15        $   18        $   52        $   52       $   32
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                        0.94%         0.92%         0.91%         0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                           0.09%        (0.11%)        0.11%         0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                     1.06%         0.99%         0.91%         0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements       (0.03%)       (0.18%)        0.11%         0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Capital Growth Fund.

**    Commencement of offering of class of shares.


#     Short periods have been annualized.

@     Calculated based upon average shares outstanding.

J.P. Morgan Small Cap Equity Fund*

                                                                                Year        Year        Year        Year   5/7/96**
                                                                               ended       ended       ended       ended    through
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98    10/31/97   10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 23.10     $ 20.59     $ 23.71     $ 19.22    $ 18.44
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      (0.05)@     (0.02)@     (0.02)       0.03       0.02
    Net gain or losses in securities
    (both realized and unrealized)                                              8.12        2.70       (2.46)       4.75       0.76
                                                                             -------     -------     -------     -------    -------
    Total from investment operations                                            8.07        2.68       (2.48)       4.78       0.78

  Less distributions:
    Dividends from net investment income                                          --          --          --          --         --
    Distributions from capital gains                                            2.65        0.17        0.64        0.29         --
                                                                             -------     -------     -------     -------    -------
    Total distributions                                                         2.65        0.17        0.64        0.29         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 28.52     $ 23.10     $ 20.59     $ 23.71    $ 19.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                   37.94%      13.06%     (10.64%)     25.15%      4.23%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   383     $   269     $   254     $   307    $    52
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.88%       0.88%       1.04%       1.10%      1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          (0.20%)     (0.07%)     (0.09%)      0.13%      0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.13%       1.13%       1.13%       1.14%      1.27%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits     (0.45%)     (0.32%)     (0.18%)      0.09%      0.10%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           75%         92%         74%         55%        78%
-----------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Small Cap Equity Fund.

**    Commencement of offering of class of shares.


@     Calculated based on average shares outstanding.

#     Short periods have been annualized.

J.P. Morgan Dynamic Small Cap Fund*

                                                                               Year   04/05/99**
                                                                              ended      Through
PER SHARE OPERATING PERFORMANCE                                            10/31/00     10/31/99
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $15.98       $14.11
------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                     (0.13)@      (0.05)
    Net gains or losses in securities
    (both realized and unrealized)                                             8.80         1.92
                                                                             ------       ------
    Total from investment operations                                           8.67         1.87

  Less distributions:
    Dividends from net investment income                                         --           --
    Distributions from capital gains                                             --           --
                                                                             ------       ------
    Total distributions                                                          --           --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $24.65       $15.98
------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  54.26%       13.25%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   --+      $   --+
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------
Expenses                                                                       1.10%        1.91%
------------------------------------------------------------------------------------------------
Net investment income                                                         (0.59%)      (0.96%)
------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 15.48%^      34.70%
------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   (14.97%)^    (33.75%)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          87%          92%
------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Small Cap Opportunities Fund.

**    Commencement of offering class of shares.


#     Short periods have been annualized.


+     Amounts round to less than one million.

^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

J.P. Morgan Short-Term Bond Fund II*

                                                                                Year        Year        Year       Year        Year
                                                                               ended       ended       ended      ended       ended
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  9.95     $ 10.15     $ 10.11    $ 10.12     $ 10.08
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.59        0.49        0.57       0.62        0.56
    Net gains or losses in securities
    (both realized and unrealized)                                             (0.05)      (0.20)       0.02      (0.01)       0.04
                                                                             -------     -------     -------    -------     -------
    Total from investment operations                                            0.54        0.29        0.59       0.61        0.60

  Less distributions:
    Dividends from net investment income                                        0.59        0.49        0.55       0.62        0.56
    Distributions from capital gains                                              --          --          --         --          --
                                                                             -------     -------     -------    -------     -------
    Total distributions                                                         0.59        0.49        0.55       0.62        0.56
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.90     $  9.95     $ 10.15    $ 10.11     $ 10.12
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.56%       2.97%       6.03%      6.23%       6.10%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $    21     $    28     $    31    $    38     $    43
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.45%       0.42%       0.42%      0.42%       0.35%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           5.99%       4.89%       5.68%      6.08%       5.59%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.02%       1.02%       1.04%      0.93%       0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      5.42%       4.29%       5.06%      5.57%       5.05%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          139%        302%        439%       471%        158%
-----------------------------------------------------------------------------------------------------------------------------------

* Formerly Chase Vista Short-Term Bond Fund.

J.P. Morgan Bond Fund II*

                                                                                Year        Year        Year   1/1/97**
                                                                               ended       ended       ended    through
Per Share Operating Performance                                             10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 38.38     $ 41.29     $ 41.01    $ 40.34
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       2.38        2.36        2.56       2.31
    Net gains or losses on securities (both realized and unrealized)           (0.36)      (2.37)       0.76       0.67
                                                                             -------     -------     -------    -------
    Total from investment operations                                            2.02       (0.01)       3.32       2.98

  Less distributions:
    Dividends from net investment income                                        2.38        2.36        2.55       2.31
    Distributions from capital gains                                              --        0.54        0.49         --
                                                                             -------     -------     -------    -------
    Total distributions                                                         2.38        2.90        3.04       2.31
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 38.02     $ 38.38     $ 41.29    $ 41.01
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.50%      (0.01%)      8.44%      7.64%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   587     $   620     $   590    $   520
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.69%       0.03%       0.03%      0.02%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                           6.30%       5.97%       6.27%      6.89%
-----------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.71%       0.49%       0.51%      0.49%
-----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      6.28%       5.51%       5.79%      6.42%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          157%        300%        306%       261%
-----------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Bond Fund.

**    Commencement of operations.

#     Short periods have been annualized.

J.P. Morgan Strategic Income Fund*

                                                                             11/1/99   11/30/98**
                                                                             through      through
PER SHARE OPERATING PERFORMANCE                                             11/5/99~     10/31/99
Net asset value, beginning of period                                         $  9.59      $ 10.00
-------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.01         0.72
    Net gains or losses in securities (both realized and unrealized)            0.04        (0.41)
                                                                             -------      -------
    Total from investment operations                                            0.05         0.31
  Distributions to shareholders from:
    Dividends from net investment income                                          --         0.72
    Distributions from capital gains                                              --           --
                                                                             -------      -------
    Total dividends and distributions                                             --         0.72
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.64      $  9.59
-------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    0.52%        3.29%
=================================================================================================
RATIO/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $    --      $     1
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------
Expenses                                                                        0.40%        0.24%
-------------------------------------------------------------------------------------------------
Net investment income                                                           4.77%        8.07%
-------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   1.54%        3.87%
-------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      3.63%        4.44%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          113%         136%
-------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Strategic Income Fund.

**    Commencement of operations.

#     Short periods have been annualized.

~     All outstanding shares were redeemed effective November 5, 1999.

      The Fund continues to offer Class I shares for sale.

J.P. Morgan Intermediate Bond Fund*

                                                                                Year        Year        Year   1/1/97**
                                                                               ended       ended       ended    through
PER SHARE OPERATING PERFORMANCE                                             10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  9.69     $ 10.36     $ 10.19    $ 10.09
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       0.55        0.55        0.62       0.55
    Net gains or losses in securities (both realized and unrealized)           (0.03)      (0.52)       0.17       0.10
                                                                             -------     -------     -------    -------
    Total from investment operations                                            0.52        0.03        0.79       0.65

  Less distributions:
    Dividends from net investment income                                        0.55        0.55        0.62       0.55
    Distributions from capital gains                                              --        0.15          --         --
                                                                             -------     -------     -------    -------
    Total distributions                                                         0.55        0.70        0.62       0.55
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.66     $  9.69     $ 10.36    $ 10.19
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                    5.61%       0.33%       7.98%      6.71%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   387     $   376     $   353    $   319
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                                        0.70%       0.04%       0.04%      0.06%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                           5.78%       5.55%       6.16%      6.67%
-----------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                   0.72%       0.50%       0.52%      0.54%
-----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      5.76%       5.09%       5.68%      6.19%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          110%        123%        168%       193%
-----------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Intermediate Bond Fund.

**    Commencement of operations.

#     Short periods have been annualized.

J.P. Morgan         HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:


J.P. Morgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C) 2000 The Chase Manhattan Corporation. All Rights Reserved      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                  J.P. Morgan
                                  Equity Funds

                                  CLASS A, CLASS B AND CLASS C SHARES


BALANCED FUND

EQUITY INCOME FUND

LARGE CAP EQUITY FUND

GROWTH AND INCOME
FUND

CORE EQUITY FUND

FOCUS FUND

EQUITY GROWTH FUND

CAPITAL GROWTH FUND

SMALL CAP EQUITY FUND

DYNAMIC SMALL
CAP FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management


                                                                     PSE0-1-201X

BALANCED FUND                                                                  1

EQUITY INCOME FUND                                                            12

LARGE CAP EQUITY FUND                                                         20

GROWTH AND INCOME FUND                                                        28

CORE EQUITY FUND                                                              36

FOCUS FUND                                                                    44

EQUITY GROWTH FUND                                                            52

CAPITAL GROWTH FUND                                                           60

SMALL CAP EQUITY FUND                                                         68

DYNAMIC SMALL CAP FUND                                                        75

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                 83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        86
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           86

BUYING FUND SHARES                                                            88

SELLING FUND SHARES                                                           90

EXCHANGING FUND SHARES                                                        91

OTHER INFORMATION CONCERNING THE FUNDS                                        91

DISTRIBUTIONS AND TAXES                                                       92

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                             97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN BALANCED FUND
--------------------------------------------------------------------------------


The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.


The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and


o an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The Fund's advisers may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.


The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:


o projected rate of earnings growth that is equal to or greater than the equity markets;

o return on assets and equity that is equal to or greater than the equity markets;

o     above-average price/earnings ratios;

o     below-average dividend yield;

J.P. MORGAN BALANCED FUND

o     above-average market volatility; and

o market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks.


The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.


The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment-grade or the advisers consider them to be comparable to investment-grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on their outlook for the economy.

The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.


The Fund may invest in floating-rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN BALANCED FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Balanced Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.

J.P. MORGAN BALANCED FUND


A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities, because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.


The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally riskier than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN BALANCED FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on October 16, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        24.16%
1992         5.32%
1993         6.01%
1994        -2.27%
1995        23.83%
1996        11.31%
1997        23.67%
1998        25.04%
1999        13.94%
2000        -2.80%

--------------------------------------------------------------------------------
BEST QUARTER                                                              13.24%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -4.90%
--------------------------------------------------------------------------------

                                                              4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                                 -8.40%          12.43%         11.67%
--------------------------------------------------------------------------------
CLASS B                                 -6.73%          13.53%         12.33%
--------------------------------------------------------------------------------
CLASS C                                 -3.59%          13.77%         12.33%
--------------------------------------------------------------------------------
S&P 500 INDEX                           -9.10%          18.33%         17.44%
--------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX               11.85%           6.24%          8.00%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX             11.63%           6.46%          7.96%
--------------------------------------------------------------------------------
LIPPER  BALANCED FUNDS INDEX             2.39%          11.80%         12.45%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN BALANCED FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
CLASS A*                0.50%#       0.25%#           0.68%#     1.43%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.68%      1.93%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.68%      1.93%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses for Class A shares are currently expected to be 0.50% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


This table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $712          $1,001         $1,312        $2,190
--------------------------------------------------------------------------------
CLASS B SHARES**            $696          $  906         $1,242        $2,124***
--------------------------------------------------------------------------------
CLASS C SHARES**            $296          $  606         $1,042        $2,254
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $196          $606           $1,042        $2,124***
--------------------------------------------------------------------------------
CLASS C SHARES              $196          $606           $1,042        $2,254
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.


The Fund may invest up to 20% of its total assets in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Equity Income Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The fund may invest in mid-capitalization companies.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic.
Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 24, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        22.10%
1992         5.61%
1993        12.34%
1994        -3.37%
1995        33.72%
1996        17.87%
1997        31.05%
1998        26.12%
1999        12.70%
2000        -4.09%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.81%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                             -8.07%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -9.60%         14.69%        14.02%
--------------------------------------------------------------------------------
CLASS B                               -7.64%         15.84%        14.70%
--------------------------------------------------------------------------------
CLASS C                               -4.80%         16.06%        14.70%
--------------------------------------------------------------------------------
S&P 500 INDEX                         -9.10%         18.33%        17.44%
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX       7.46%         13.42%        14.45%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.40%#       0.25%#           0.76%#     1.41%#
--------------------------------------------------------------------------------
CLASS B@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------
CLASS C@                0.40%        0.75%            0.76%      1.91%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $710          $996           $1,302        $2,169
--------------------------------------------------------------------------------
CLASS B SHARES**            $694          $900           $1,232        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES**            $294          $600           $1,032        $2,233
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $194          $600           $1,032        $2,103***
--------------------------------------------------------------------------------
CLASS C SHARES              $194          $600           $1,032        $2,233
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $2 billion at the time of purchase (large-cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style focused on earnings momentum and value within a diversified stock universe. The Fund seeks capital appreciation by targeting companies with strong revenue gains and attractive earnings momentum and seeks value by emphasizing companies with relatively low price-to-book ratios, low price-to-cash flows ratios versus return on capital and above average dividend yield.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN LARGE CAP EQUITY FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Large Cap Equity Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN LARGE CAP EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Class A shares were launched on May 8, 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-1996 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        31.24%
1992         5.20%
1993         8.63%
1994         0.22%
1995        31.03%
1996        22.54%
1997        32.63%
1998        21.69%
1999        10.42%
2000        -4.62%

--------------------------------------------------------------------------------
BEST QUARTER                                                              18.90%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                             -9.73%
--------------------------------------------------------------------------------

                                                               3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -10.12%       14.45%         14.48%
--------------------------------------------------------------------------------
CLASS B                                -9.41%       15.10%         14.92%
--------------------------------------------------------------------------------
CLASS C                                -5.98%       15.26%         14.89%
--------------------------------------------------------------------------------
S&P 500 INDEX                          -9.10%       18.33%         17.44%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX      1.95%       15.74%         16.12%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on May 7, 1996. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. Class C shares were first offered on November 11, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Institutional Class shares.

J.P. MORGAN LARGE CAP EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%#     1.35%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%#     1.85%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.75% and 1.75%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment- grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. This section describes some of the specific risks of investing in Growth and Income Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depository receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depository receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN GROWTH AND INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        59.13%
1992        15.06%
1993        12.99%
1994        -3.41%
1995        27.55%
1996        19.38%
1997        29.53%
1998        14.11%
1999         8.09%
2000         0.48%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991


--------------------------------------------------------------------------------
WORST QUARTER                                                            -12.20%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -5.29%        12.55%         16.49%
--------------------------------------------------------------------------------
CLASS B                               -4.26%        13.08%         16.76%
--------------------------------------------------------------------------------
CLASS C                               -0.88%        12.94%         16.56%
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX              6.08%        16.81%         16.88%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX     1.95%        15.74%         16.12%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN GROWTH AND INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.65%      1.30%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.65%      1.80%
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $700          $963           $1,247        $2,053
--------------------------------------------------------------------------------
CLASS B SHARES**            $683          $866           $1,175        $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES**            $283          $566           $  975        $2,116
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $183          $566           $975          $1,985***
--------------------------------------------------------------------------------
CLASS C SHARES              $183          $566           $975          $2,116
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Core Equity Portfolio as well as to the Fund.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 Index stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth greater than or equal to that of the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500 Index. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CORE EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Core Equity Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary shares, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN CORE EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on September 10, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1994-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1994        -4.03%
1995        25.53%
1996        22.54%
1997        33.33%
1998        30.80%
1999        23.59%
2000       -12.19%

--------------------------------------------------------------------------------
BEST QUARTER                                                              22.85%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -11.03%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                            PAST          PAST         INCEPTION
                                            1 YEAR        5 YEARS      (4/1/93)
--------------------------------------------------------------------------------
CLASS A                                     -17.23%       16.93%       14.42%
--------------------------------------------------------------------------------
CLASS B                                     -16.28%       18.12%       15.30%
--------------------------------------------------------------------------------
CLASS C                                     -13.01%       18.32%       15.30%
--------------------------------------------------------------------------------
S&P 500  INDEX                               -9.10%       18.33%       17.11%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX            -7.37%       16.79%       15.34%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CORE EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.77%#     1.52%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.77%      2.02%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares are currently expected to be 0.10%, the Other Expenses for Class A, Class B and Class C shares are expected to be 0.65%, 0.75% and 0.75%, respectively, and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 2.00% and 2.00%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year


o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $721            $1,028       $1,356        $2,283
--------------------------------------------------------------------------------
CLASS B SHARES**            $705            $  934       $1,288        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES**            $305            $  634       $1,088        $2,348
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $205          $634           $1,088        $2,220***
--------------------------------------------------------------------------------
CLASS C SHARES              $205          $634           $1,088        $2,348
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FOCUS FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth

The Fund's main investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

The Fund's advisers use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the advisers as having the most favorable characteristics through a disciplined investment approach which relies on research-intensive fundamental analysis.


Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing their analysis, the advisers will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.


The advisers go through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The advisers also use the process to frequently monitor the Fund's investments.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN FOCUS FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares in the future.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

J.P. MORGAN FOCUS FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performances does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1999        13.68%
2000       -25.72%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.54%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999


--------------------------------------------------------------------------------
WORST QUARTER                                                            -22.83%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                                         PAST 1 YEAR   (6/30/98)
--------------------------------------------------------------------------------
CLASS A                                                  -29.99%       -8.36%
--------------------------------------------------------------------------------
CLASS B                                                  -29.88%       -7.85%
--------------------------------------------------------------------------------
CLASS C                                                  -26.92%       -6.73%
--------------------------------------------------------------------------------
S&P 500 INDEX                                             -9.10%        7.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX                         -7.37%        7.14%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

J.P. MORGAN FOCUS FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.97%#     1.62%#
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.97%#     2.12%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.13%, the Other Expenses for Class A shares are expected to be 0.87% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.25%, 1.85% and 1.85%, respectively. That's because J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR          3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $730            $1,057       $1,406        $2,386
--------------------------------------------------------------------------------
CLASS B SHARES**            $715            $  964       $1,339        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES**            $315            $  664       $1,139        $2,452
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $215          $664           $1,139        $2,325***
--------------------------------------------------------------------------------
CLASS C SHARES              $215          $664           $1,139        $2,452
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN EQUITY GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Equity Growth Portfolio as well as to the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:


o projected earnings growth rate that is greater than or equal to the equity markets in general;

o return on assets and return on equity equal to or greater than the equity markets;

o     above market average price-earnings ratios;

o     below-average dividend yield;

o     above-average market volatility; and

o     market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.


The Fund may invest up to 30% of its total assets in foreign securities, including depositary receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment-grade debt securities. When the advisers wish to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that are not invested in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and thus lower performance) and increase your taxable dividends.

J.P. MORGAN EQUITY GROWTH FUND

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN EQUITY GROWTH FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Class A shares were formerly called Investor Class shares, which did not have a sales load. The performance for the period before Class A shares were launched on August 13, 1998 is based on the performance of Institutional Class shares (formerly Premier Class shares) of the fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1998 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991        31.69%
1992         6.43%
1993         2.48%
1994        -0.90%
1995        25.78%
1996        20.52%
1997        37.20%
1998        41.19%
1999        31.54%
2000       -23.58%

--------------------------------------------------------------------------------
BEST QUARTER                                                              27.32%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.89%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                               -28.23%       17.12%         14.71%
--------------------------------------------------------------------------------
CLASS B                               -27.03%       18.31%         15.39%
--------------------------------------------------------------------------------
CLASS C                               -24.49%       18.52%         15.39%
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX            -22.08%       19.16%         17.60%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX   -19.68%       17.85%         17.32%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares and Class C shares were first offered on February 16, 2001. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN EQUITY GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A*                0.50%#       0.25%#           0.73%#     1.48%#
--------------------------------------------------------------------------------
CLASS B@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------
CLASS C@                0.50%        0.75%            0.73%      1.98%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

@     The table is based on estimated expenses for the current fiscal year.

The actual Distribution Fees for Class A shares is currently expected to be 0.02% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $717          $1,016         $1,336        $2,242
--------------------------------------------------------------------------------
CLASS B SHARES**            $701          $  921         $1,268        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES**            $301          $  621         $1,068        $2,306
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $201          $621           $1,068        $2,177***
--------------------------------------------------------------------------------
CLASS C SHARES              $201          $621           $1,068        $2,306
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in Capital Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Capital Growth Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.


The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or service and superior earnings per share compared to other mid-sized companies.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN CAPITAL GROWTH FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Capital Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN CAPITAL GROWTH FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991        70.74%
1992        12.95%
1993        20.17%
1994        -1.31%
1995        22.24%
1996        24.20%
1997        23.37%
1998         5.54%
1999        12.77%
2000        14.17%

--------------------------------------------------------------------------------
BEST QUARTER                                                              26.78%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                            -19.57%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                              7.60%         14.43%          18.56%
--------------------------------------------------------------------------------
CLASS B                              8.61%         14.99%          18.84%
--------------------------------------------------------------------------------
CLASS C                             12.64%         15.05%          18.75%
--------------------------------------------------------------------------------
S&P  MIDCAP 400 INDEX               17.50%         20.41%          19.86%
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX      6.26%         16.17%          17.94%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.


Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on January 2, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund. The actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

J.P. MORGAN CAPITAL GROWTH FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.40%        0.25%            0.70%      1.35%
--------------------------------------------------------------------------------
CLASS B                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------
CLASS C                 0.40%        0.75%            0.70%      1.85%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $705          $978           $1,272        $2,105
--------------------------------------------------------------------------------
CLASS B SHARES**            $688          $882           $1,201        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES**            $288          $582           $1,001        $2,169
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $188          $582           $1,001        $2,039***
--------------------------------------------------------------------------------
CLASS C SHARES              $188          $582           $1,001        $2,169
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on companies with above market average price-earnings ratios and price-book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.


In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund is currently closed to new investors. You may only buy shares in this Fund through an account established before November 30, 1998. The Fund may modify or eliminate this policy at any time.

The Fund may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

controls. These risks increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN SMALL CAP EQUITY FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1995        54.04%
1996        28.80%
1997        17.76%
1998         3.34%
1999        13.75%
2000        14.18%

--------------------------------------------------------------------------------
BEST QUARTER                                                              19.38%
--------------------------------------------------------------------------------

                                                               4th quarter, 1998

--------------------------------------------------------------------------------
WORST QUARTER                                                            -21.13%
--------------------------------------------------------------------------------


                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                          PAST 1 YEAR   PAST 5 YEARS  (12/20/94)
--------------------------------------------------------------------------------
CLASS A                                    7.63%        13.92%        20.43%
--------------------------------------------------------------------------------
CLASS B                                    8.56%        14.22%        20.78%
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                    11.80%        13.57%        16.15%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX          6.93%        12.44%        15.28%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered March 28, 1995. The performance for the period before Class B shares were launched is based on performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.52%#     1.42%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.76%#     2.16%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN SMALL CAP EQUITY FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $711          $998           $1,307        $2,179
--------------------------------------------------------------------------------
CLASS B SHARES**            $719          $976           $1,359        $2,305***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $219          $676           $1,159        $2,305***
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN DYNAMIC SMALL CAP FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Fund's advisers apply an active equity management style focused on investing in small sized growth companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

To maintain investment flexibility, the Fund may stop accepting new investors once the Fund's net assets reach approximately $1 billion. If that happens, existing shareholders would still be able to buy additional Fund shares.

J.P. MORGAN DYNAMIC SMALL CAP FUND


The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments that invest primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Dynamic Small Cap Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differ- ing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN DYNAMIC SMALL CAP FUND


increase when investing in issuers located in developing countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1998        13.46%
1999        30.13%
2000        11.42%

--------------------------------------------------------------------------------
BEST QUARTER                                                              24.00%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -18.98%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

J.P. MORGAN DYNAMIC SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000
                                                                       SINCE
                                                                       INCEPTION
                                                       PAST 1 YEAR     (5/19/97)
--------------------------------------------------------------------------------
CLASS A                                                5.03%           22.31%
--------------------------------------------------------------------------------
CLASS B                                                6.11%           23.00%
--------------------------------------------------------------------------------
CLASS C                                                9.74%           23.43%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX                   0.57%           11.87%
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX                   -8.25%           15.85%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class C shares were first offered on January 7, 1998. The performance for the period before Class C shares were launched is based on the performance for Class B shares of the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES          5.75%                       NONE
--------------------------------------------------------------------------------
CLASS B SHARES          NONE                        5.00%
--------------------------------------------------------------------------------
CLASS C SHARES          NONE                        1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                 TOTAL ANNUAL
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND OPERATING
CLASS OF SHARES         FEE          (12B-1) FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------
CLASS A                 0.65%        0.25%            0.75%#     1.65%#
--------------------------------------------------------------------------------
CLASS B                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------
CLASS C                 0.65%        0.75%            0.75%#     2.15%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses for Class A shares is currently expected to be 0.60% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.50%. That's because J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN DYNAMIC SMALL CAP FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $733          $1,065         $1,420        $2,417
--------------------------------------------------------------------------------
CLASS B SHARES**            $718          $  973         $1,354        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES**            $318          $  673         $1,154        $2,483
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $218          $673           $1,154        $2,356***
--------------------------------------------------------------------------------
CLASS C SHARES              $218          $673           $1,154        $2,483
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                          Fiscal Year
Fund                                                         Ended           %
--------------------------------------------------------------------------------
Equity Growth Fund                                       Dec. 31, 2000     0.73%
Core Equity Fund                                         Dec. 31, 2000     0.70%
Balanced Fund                                            Dec. 31, 2000     0.69%
Equity Income Fund                                       Dec. 31, 2000     0.72%
Large Cap Equity Fund                                    Oct. 31, 2000     0.13%
Growth & Income Fund                                     Oct. 31, 2000     0.40%
Focus Fund                                               Oct. 31, 2000     0.05%
Capital Growth Fund                                      Oct. 31, 2000     0.40%
Small Cap Equity Fund                                    Oct. 31, 2000     0.65%
Dynamic Small Cap Fund                                   Oct. 31, 2000     0.58%

FUND'S INVESTMENT ADVISER

The Portfolio Managers

BALANCED FUND


Mr. Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at JPMFAM (USA), is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with JPMFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987 as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.


EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at
JPMFAM (USA), is responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.

LARGE CAP EQUITY FUND

Mr. Heintz is responsible for management of the Fund's portfolio. Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND

Mr. Heintz and Steve O'Keefe, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND


Mr. Lartigue and Mr. Phelps are responsible for management of the Fund's portfolio. They have been managing the Fund since August 1999 and February 2001 respectively.


CAPITAL GROWTH FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.

SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.

DYNAMIC SMALL CAP FUND


Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.


CORE EQUITY FUND


Mr. Lartigue, and Mr. Phelps have managed the portfolio since January of 1996.


EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may choose to invest in one of two or three different classes of shares in each Fund. The Small Cap Equity Fund is available in either Class A or Class B shares, as described in this prospectus. You may purchase Class A, Class B or Class C shares in each other Fund described in the prospectus.

Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you must pay a sales charge when you invest.

o If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

o If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.


This section explains how the three sales charges work.

CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


                                                           TOTAL SALES CHARGE

                                                          AS % OF THE   AS %
                                                          OFFERING      OF NET
AMOUNT OF                                                 PRICE         AMOUNT
INVESTMENT                                                PER SHARE     INVESTED
--------------------------------------------------------------------------------
LESS THAN
$100,000                                                  5.75%           6.10%
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                                            3.75%           3.90%
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                                            2.50%           2.56%
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                                          2.00%           2.04%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR                                                  DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
1                                                     5%
--------------------------------------------------------------------------------
2                                                     4%
--------------------------------------------------------------------------------
3                                                     3%
--------------------------------------------------------------------------------
4                                                     3%
--------------------------------------------------------------------------------
5                                                     2%
--------------------------------------------------------------------------------
6                                                     1%
--------------------------------------------------------------------------------
7                                                     NONE
--------------------------------------------------------------------------------
8                                                     NONE
--------------------------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

HOW YOUR ACCOUNT WORKS

GENERAL


J.P. Morgan Fund Distributors Inc. is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the Small Cap Equity Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.


Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares


You can buy shares in one of three ways:


Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. The Systematic Investment Plan is described in detail later in this document.


                                   ----------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account.

Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $2,500        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------
IRAS                                                   $1,000        $100
--------------------------------------------------------------------------------
SEP-IRAS                                               $1,000        $100
--------------------------------------------------------------------------------
EDUCATION
IRAS                                                   $  500        $100
--------------------------------------------------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you

HOW YOUR ACCOUNT WORKS

should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares


You can sell your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.


Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                                   ----------


You can sell your shares on any day that the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or


o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J. P. Morgan account to another of the same class.

Call the J.P. Morgan Funds Service Center for details.


                                   ----------


If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


Other information concerning the Funds


We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account

HOW YOUR ACCOUNT WORKS

registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the Small Cap Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Balanced Fund, Equity Income Fund, Large Cap Equity Fund, Core Equity Fund, Growth and Income Fund and Equity Growth Fund distribute any net investment income at least quarterly. The Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Balanced Fund and Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Core Equity Fund, Growth and Income Fund, Equity Growth Fund, Focus Fund, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800- 348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800- 348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one J.P. Morgan Fund account to another on a regular basis. It is a free service.


FREE EXCHANGE PRIVILEGE


You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).


The tables set forth below provide selected per share data and ratios for one Class A Share and, where applicable, one Class B Share and one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders for the year ended October 31, 2000 for the Large Cap Equity, Growth and Income, Focus, Capital Growth, Small Cap Equity and Dynamic Small Cap Fund and December 31, 2000 for the Balanced, Equity Income, Core Equity and Equity Growth Funds, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS


J.P. Morgan Balanced Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year   10/16/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 38.46       $ 34.51       $ 31.87
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.76@         0.70@         0.10
    Net gains or losses in investments (both realized and unrealized)            (1.96)         4.05          3.95
                                                                               -------       -------       -------
    Total from investment operations                                             (1.20)         4.75          4.05

  Less distributions:
    Dividents from net investment income                                          1.28          0.61          0.16
    Distributions from capital gains                                              5.75          0.19          1.25
                                                                               -------       -------       -------
    Total distributions                                                           7.03          0.80          1.41
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 30.23       $ 38.46       $ 34.51
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (2.80%)       13.94%        12.78%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     2       $     2       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%         1.25%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             1.99%         1.94%         1.84%
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.75%         3.34%       107.16%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        0.49%        (0.15%)     (104.07%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            134%           45%           58%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Balanced Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Income Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/24/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 49.83       $ 46.23       $ 40.49
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                         0.17@         0.20@         0.06
    Net gains or losses in investments (both realized and unrealized)            (2.66)         5.63          5.89
                                                                               -------       -------       -------
    Total from investment operations                                             (2.49)         5.83          5.95

  Less distributions:
    Dividends from net investment income                                          0.18          0.23          0.07
    Distributions from capital gains                                             11.81          2.00          0.14
                                                                               -------       -------       -------
    Total distributions                                                          11.99          2.23          0.21
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 35.35       $ 49.83       $ 46.23
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                  (4.09%)       12.70%        14.70%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     5       $     4       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.24%         1.18%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.34%         0.42%         0.57%
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.94%         3.33%        37.61%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (0.35%)       (1.67%)      (35.86%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             15%           16%            3%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Income Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Core Equity Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    9/10/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 32.19       $ 26.52       $ 21.49
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.05)        (0.05)@          --
    Net gains or losses in investments (both realized and unrealized)            (3.96)         6.28          6.22
                                                                               -------       -------       -------
    Total from investment operations                                             (4.01)         6.23          6.22

  Less distributions:
    Dividends from net investment income                                            --          0.01          0.02
    Distributions from capital gains                                              1.88          0.55          1.17
                                                                               -------       -------       -------
    Total distributions                                                           1.88          0.56          1.19
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 26.30       $ 32.19       $ 26.52
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (12.19%)       23.59%        29.08%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     9       $     6       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%         1.23
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.25%)       (0.13%)       (0.03%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.80%         3.02%       140.46%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (0.81%)       (1.89%)     (139.26%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           11%+          32%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Core Equity Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

  + Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Equity Growth Fund*

                                                                                            CLASS A**
                                                                              ------------------------------------
                                                                                  Year          Year    8/13/98***
                                                                                 Ended         Ended       Through
PER SHARE OPERATING PERFORMANCE:                                              12/31/00      12/31/99      12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 67.85       $ 52.30       $ 45.57
------------------------------------------------------------------------------------------------------------------
  Income from investments operations:
    Net investment income                                                        (0.42)@       (0.29)@       (0.02)
    Net gains or losses in investments (both realized and unrealized)           (16.14)        16.75          8.53
                                                                               -------       -------       -------
    Total from investment operations                                            (16.56)        16.46          8.51

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                              8.17          0.91          1.78
                                                                               -------       -------       -------
    Total distributions                                                           8.17          0.91          1.78
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 43.12       $ 67.85       $ 52.30
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 (23.85%)       31.54%        18.80%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    24       $    15       $     1
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.24%         1.24%         1.25%
------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.65%)       (0.48%)       (0.19%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                       1.64%         2.34%         5.88%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                         (1.05%)       (1.58%)        4.82%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           15%~          35%
------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Equity Growth Fund.

 **   Formerly Investor Class Shares.

***   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.


  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Large Cap Equity Fund*

                                                                                                     CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year    5/8/96**
                                                                              Ended       ended       ended       ended     through
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $16.20      $15.09      $14.83      $13.25      $12.06
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.07        0.13        0.12        0.11        0.05
    Net gains or losses in securities
    (both realized and unrealized)                                             1.08        2.06        1.92        3.45        1.21
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           1.15        2.19        2.04        3.56        1.26

  Less distributions:
    Dividends from net investment income                                       0.07        0.13        0.12        0.09        0.07
    Distributions from capital gains                                           1.06        0.95        1.66        1.89          --
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        1.13        1.08        1.78        1.98        0.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $16.22      $16.20      $15.09      $14.83      $13.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                7.34%      14.96%      15.15%      30.69%      10.84%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $   65      $   69      $   50      $   44      $    8
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       0.96%       0.80%       0.85%       1.13%       1.38%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.43%       0.80%       0.81%       0.61%       0.84%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                  1.33%       1.30%       1.35%       1.63%       1.87%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits     0.06%       0.30%       0.31%       0.11%       0.35%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          27%         70%         72%         72%         89%
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.


 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Large Cap Equity Fund (continued)*

                                                                                          CLASS B
                                                             ---------------------------------------------------------------
                                                                 Year          Year         Year         Year     5/7/96**
                                                                Ended         ended        ended        ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00      10/31/99     10/31/98     10/31/97     10/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.10       $15.02       $14.76       $13.22       $12.06
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.02)        0.07         0.05         0.07         0.05
    Net gains or losses in securities
    (both realized and unrealized)                                1.08         2.03         1.92         3.42         1.19
                                                                ------       ------       ------       ------       ------
    Total from investment operations                              1.06         2.10         1.97         3.49         1.24

  Less distributions:
    Dividends from net investment income                          0.01         0.07         0.05         0.06         0.08
    Distributions from capital gains                              1.06         0.95         1.66         1.89           --
                                                                ------       ------       ------       ------       ------
    Total distributions                                           1.07         1.02         1.71         1.95         0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.09       $16.10       $15.02       $14.76       $13.22
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   6.76%       14.38%       14.71%       30.15%        6.66%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $   29       $   35       $   10       $    5       $    1
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.46%        1.29%        1.35%        1.59%        1.88%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.06%)       0.28%        0.31%        0.15%        0.14%
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.83%        1.79%        1.85%        2.09%        2.38%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (0.43%)      (0.22%)      (0.19%)      (0.35%)      (0.36%)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             27%          70%          72%          72%          89%
----------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS C
                                                             ---------------------
                                                                 Year   11/11/98**
                                                                Ended      through
PER SHARE OPERATING PERFORMANCE                              10/31/00     10/31/99
----------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.03       $15.21
----------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       (0.01)        0.07
    Net gains or losses in securities
    (both realized and unrealized)                               1.06         1.79
                                                               ------       ------
    Total from investment operations                             1.05         1.86

  Less distributions:
    Dividends from net investment income                         0.01         0.09
    Distributions from capital gains                             1.06         0.95
                                                               ------       ------
    Total distributions                                          1.07         1.04
----------------------------------------------------------------------------------
Net asset value, end of period                                 $16.01       $16.03
----------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  6.74%       12.62%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period (millions)                           $    2       $    1
----------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------
Expenses                                                         1.48%        1.29%
----------------------------------------------------------------------------------
Net investment income                                           (0.10%)       0.24%
----------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits    1.83%        1.79%
----------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                            (0.45%)      (0.26%)
----------------------------------------------------------------------------------
Portfolio turnover rate                                            27%          70%
----------------------------------------------------------------------------------

  *   Formerly Chase Vista Large Cap Equity Fund.


 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Growth and Income Fund*

                                                                                                     CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year        Year
                                                                              Ended       ended       ended       ended       ended
PER SHARE OPERATING PERFORMANCE                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $43.65      $43.24      $46.21      $39.21      $34.96
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      0.09@       0.18@       0.19@       0.35@       0.60
    Net gains or losses in securities
    (both realized and unrealized)                                             3.31        5.07        3.59       10.18        5.96
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           3.40        5.25        3.78       10.53        6.56
                                                                             ------      ------      ------      ------      ------

  Less distributions:
    Dividends from net investment income                                       0.03        0.17        0.19        0.38        0.55
    Distributions from capital gains                                           6.31        4.67        6.56        3.15        1.76
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        6.34        4.84        6.75        3.53        2.31
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $40.71      $43.65      $43.24      $46.21      $39.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                8.88%      12.82%       9.09%      28.84%      19.60%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $1,131      $1,385      $1,499      $1,497      $1,591
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.30%       1.26%       1.25%       1.27%       1.32%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          0.23%       0.41%       0.44%       0.82%       1.46%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.30%       1.26%       1.25%       1.27%       1.32%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                       0.23%       0.41%       0.44%       0.82%       1.46%
------------------------------------------------------------------------------------------------------------------------------------

      *     Formerly Chase Vista Growth and Income Fund.


      (1) Total return figures do not include the effect of any front-end or deferred sales load.

      @     Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS


J.P. Morgan Growth and Income Fund (continued)*

                                                                                        CLASS B
                                                          ----------------------------------------------------------------
                                                              Year          Year          Year          Year         Year
                                                             Ended         ended         ended         ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 43.25       $ 42.92       $ 45.96       $ 39.02      $ 34.81
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.04)@       (0.02)@        0.13@        0.37
    Net gains or losses in securities
    (both realized and unrealized)                            3.26          5.04          3.54         10.13         5.98
                                                           -------       -------       -------       -------      -------
    Total from investment operations                          3.15          5.00          3.52         10.26         6.35
                                                           -------       -------       -------       -------      -------

  Less distributions:
    Dividends from net investment income                        --            --            --          0.17         0.38
    Distributions from capital gains                          6.31          4.67          6.56          3.15         1.76
                                                           -------       -------       -------       -------      -------
    Total distributions                                       6.31          4.67          6.56          3.32         2.14
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 40.09       $ 43.25       $ 42.92       $ 45.96      $ 39.02
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.32%        12.29%         8.52%        28.20%       19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   409       $   528       $   542       $   489      $   370
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.75%         1.77%        1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.09%)       (0.06%)        0.31%        0.95%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.75%         1.77%        1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.09%)       (0.06%)        0.31%        0.95%
--------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          ------------------------------------
                                                              Year          Year    01/02/98**
                                                             Ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 42.34       $ 42.13       $ 41.64
----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.11)@       (0.03)@       (0.02)@
    Net gains or losses in securities
    (both realized and unrealized)                            3.18          4.94          0.68
                                                           -------       -------       -------
    Total from investment operations                          3.07          4.91          0.66

  Less distributions:
    Dividends from net investment income                        --          0.03          0.09
    Distributions from capital gains                          6.31          4.67          0.08
                                                           -------       -------       -------
    Total distributions                                       6.31          4.70          0.17
----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 39.10       $ 42.34       $ 42.13
----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                               8.31%        12.29%         1.55%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     9       $    10       $     5
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------
Expenses                                                      1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income                                        (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.80%         1.76%         1.72%
----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.27%)       (0.07%)       (0.05%)
----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Growth and Income Fund.

 **   Commencement of offering of class of shares.

  #   Short periods have been annualized.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

FINANCIAL HIGHLIGHTS


J.P. Morgan Focus Fund*

                                                                                             CLASS A
                                                                              ------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.83       $  9.40       $ 10.00
--------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.08)         0.01@         0.01
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43         (0.61)
                                                                               -------       -------       -------
    Total from investment operations                                              0.09          0.44         (0.60)
                                                                               -------       -------       -------

  Less distributions:
    Dividends from net investment income                                            --          0.01            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --          0.01            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.92       $  9.83       $  9.40
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.92%         4.67%        (6.00%)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    20       $    17       $    18
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.25%         1.25%         1.25%
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.69%)        0.07%         0.48%
--------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     1.70%         1.81%         2.05%
--------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.14%)       (0.49%)       (0.32%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
--------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                              -------------------------------------
                                                                                  Year          Year     6/30/98**
                                                                                 Ended         ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.77       $  9.38       $ 10.00
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.12)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.14          0.44         (0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.02          0.39         (0.62)
                                                                               -------       -------       -------
  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.77       $  9.38
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.20%         4.16%        (6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $    28       $    22       $    18
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%         1.85%
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.51%)       (0.15%)
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.30%         2.54%
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (0.97%)       (0.84%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Focus Fund (continued)*

                                                                                             CLASS C
                                                                              -------------------------------------
                                                                                 Year           Year    06/30/98**
                                                                                Ended          ended       through
PER SHARE OPERATING PERFORMANCE                                               10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.76       $  9.38       $ 10.00
-------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                        (0.14)        (0.05)@          --
    Net gains or losses in securities (both realized and unrealized)              0.17          0.43         (0.62)
                                                                               -------       -------       -------
    Total from investment operations                                              0.03          0.38         (0.62)

  Less distributions:
    Dividends from net investment income                                            --            --            --
    Distributions from capital gains                                                --            --            --
                                                                               -------       -------       -------
    Total distributions                                                             --            --            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.79       $  9.76       $  9.38
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                   0.31%         4.05%        (6.20%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $     7       $     7       $     4
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%         1.84%         1.85%
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (1.29%)       (0.55%)       (0.14%)
-------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.20%         2.29%         2.55%
-------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       (1.64%)       (1.00%)       (0.84%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            124%          173%           33%
-------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Focus Fund.

 **   Commencement of operations.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

FINANACIAL HIGHLIGHTS


J.P. Morgan Capital Growth Fund*

                                                                                                    CLASS A
                                                                           ---------------------------------------------------------
                                                                               Year        Year        Year        Year        Year
                                                                              Ended       ended       ended       ended       ended
Per Share Operating Performance                                            10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $42.85      $41.22      $46.76      $41.60      $35.65
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                     (0.14)@     (0.20)@     (0.12)      (0.02)@      0.15
    Net gains or losses in securities (both realized and unrealized)          10.11        5.75       (0.52)      10.13        7.27
                                                                             ------      ------      ------      ------      ------
    Total from investment operations                                           9.97        5.55       (0.64)      10.11        7.42

  Less distributions:
    Dividends from net investment income                                         --          --          --        0.15        0.12
    Distributions from capital gains                                           4.91        3.92        4.90        4.80        1.35
                                                                             ------      ------      ------      ------      ------
    Total distributions                                                        4.91        3.92        4.90        4.95        1.47
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $47.91      $42.85      $41.22      $46.76      $41.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                               25.81%      14.30%      (1.60%)     26.47%      21.48%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $  523      $  577      $  728      $  839      $  768
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                       1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         (0.32%)     (0.48%)     (0.24%)     (0.05%)      0.39%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                    1.35%       1.30%       1.27%       1.31%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                      (0.32%)     (0.48%)     (0.24%)     (0.05%)      0.39%
------------------------------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.


(1) Total return figures do not include the effect of any front-end or deferred sales load.

  @   Calculated based upon average shares outstanding.

J.P. Morgan Capital Growth Fund (continued)*

                                                                                        CLASS B
                                                          -----------------------------------------------------------------
                                                              Year          Year          Year          Year         Year
                                                             ended         ended         ended         ended        ended
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.67       $ 40.38       $ 46.11       $ 41.21      $ 35.39
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)        (0.40)@       (0.29)        (0.23)@      (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                            9.79          5.61         (0.54)        10.01         7.25
                                                           -------       -------       -------       -------      -------
    Total from investment operations                          9.44          5.21         (0.83)         9.78         7.17
                                                           -------       -------       -------       -------      -------

  Less distributions:
    Dividends from net investment income                        --            --            --          0.08           --
    Distributions from capital gains                          4.91          3.92          4.90          4.80         1.35
                                                           -------       -------       -------       -------      -------
    Total distributions                                       4.91          3.92          4.90          4.88         1.35
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 46.20       $ 41.67       $ 40.38       $ 46.11      $ 41.21
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              25.21%        13.71%        (2.08%)       25.85%       20.88%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   318       $   338       $   405       $   422      $   334
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.77%         1.81%        1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.98%)       (0.74%)       (0.56%)      (0.21%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.77%         1.81%        1.87%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.98%)       (0.74%)       (0.56%)      (0.21%)
---------------------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
                                                          -------------------------------------
                                                              Year          Year    01/02/98**
                                                             ended         ended       through
PER SHARE OPERATING PERFORMANCE                           10/31/00      10/31/99      10/31/98
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 41.31       $ 40.03       $ 42.81
-----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                    (0.35)@       (0.39)@       (0.09)
    Net gains or losses in securities
    (both realized and unrealized)                            9.71          5.59         (2.69)
                                                           -------       -------       -------
    Total from investment operations                          9.36          5.20         (2.78)
                                                           -------       -------       -------

  Less distributions:
    Dividends from net investment income                        --            --            --
    Distributions from capital gains                          4.91          3.92            --
                                                           -------       -------       -------
    Total distributions                                       4.91          3.92            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 45.76       $ 41.31       $ 40.03
-----------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                              25.25%        13.81%        (6.49%)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     5       $     6       $     4
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------
Expenses                                                      1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income                                        (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                   1.85%         1.80%         1.73%
-----------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements     (0.82%)       (0.97%)       (0.59%)
-----------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Capital Growth Fund.

 **   Commencement of offering of class of shares.


  #   Short periods have been annualized.

  @   Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Small Cap Equity Fund*

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                Year          Year         Year           Year          Year
                                               ended         ended        ended          ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99     10/31/98       10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.77       $ 20.40       $ 23.57       $ 19.19       $ 15.07
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.20)@       (0.13)@       (0.11)        (0.05)         0.01
    Net gain or losses in securities
    (both realized and unrealized)              7.97          2.67         (2.42)         4.72          4.32
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.77          2.54         (2.53)         4.67          4.33
  Less distributions:
    Dividends from net investment income          --            --            --            --          0.03
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.21
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 27.89       $ 22.77       $ 20.40       $ 23.57       $ 19.19
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                37.10%        12.49%       (10.93%)       24.61%        29.06%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    93       $    98       $   133       $   174       $   145
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------------
Expenses                                        1.44%         1.40%         1.38%         1.45%         1.50%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.03%
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           1.44%         1.40%         1.38%         1.45%         1.52%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (0.77%)       (0.59%)       (0.43%)       (0.23%)        0.01%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------
                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                Year          Year          Year          Year          Year
                                               ended         ended         ended         ended         ended
PER SHARE OPERATING PERFORMANCE             10/31/00      10/31/99      10/31/98      10/31/97      10/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 22.06       $ 19.91       $ 23.19       $ 19.00       $ 15.01
-------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.37)@       (0.28)@       (0.31)        (0.27)        (0.08)
    Net gain or losses in securities
    (both realized and unrealized)              7.69          2.60         (2.33)         4.75          4.25
                                             -------       -------       -------       -------       -------
    Total from investment operations            7.32          2.32         (2.64)         4.48          4.17
  Less distributions:
    Dividends from net investment income          --            --            --            --            --
    Distributions from capital gains            2.65          0.17          0.64          0.29          0.18
                                             -------       -------       -------       -------       -------
    Total distributions                         2.65          0.17          0.64          0.29          0.18
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 26.73       $ 22.06       $ 19.91       $ 23.19       $ 19.00
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                36.17%        11.69%       (11.60%)       23.84%        28.04%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    57       $    57       $    80       $   100       $    73
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
Expenses                                        2.17%         2.12%         2.10%         2.16%         2.22%
-------------------------------------------------------------------------------------------------------------
Net investment income                          (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.68%)
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
 and earnings credits                           2.17%         2.12%         2.10%         2.16%         2.25%
-------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            (1.50%)       (1.31%)       (1.15%)       (0.94%)       (0.71%)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           75%           92%           74%           55%           78%
-------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Equity Fund.


  @   Calculated based upon average shares outstanding.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

J.P. Morgan Dynamic Small Cap Fund*

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                  Year          Year          Year     5/19/97**
                                                                 ended         ended         ended       through
PER SHARE OPERATING PERFORMANCE:                              10/31/00      10/31/99      10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.98       $ 12.79       $ 13.85       $ 10.00
------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.22)@       (0.15)        (0.09)        (0.04)
    Net gains or losses in securities
    (both realized and unrealized)                                8.78          3.34         (0.97)         3.89
                                                               -------       -------       -------       -------
    Total from investment operations                              8.56          3.19         (1.06)         3.85

  Less distributions:
    Dividends from net investment income                            --            --            --            --
    Distributions from capital gains                                --            --            --            --
                                                               -------       -------       -------       -------
    Total distributions                                             --            --            --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 24.54       $ 15.98       $ 12.79       $ 13.85
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  53.57%        24.94%        (7.65%)       38.50%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   154       $    78       $    62       $    43
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
Expenses                                                          1.50%         1.49%         1.50%         1.49%
------------------------------------------------------------------------------------------------------------------
Net investment income                                            (0.99%)       (0.95%)       (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     1.76%         1.89%         1.83%         2.38%
------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.25%)       (1.35%)       (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%           92%           68%            7%
------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                              --------------------------------------------------
                                                                  Year        Year          Year      5/19/97**
                                                                 ended       ended         ended        through
PER SHARE OPERATING PERFORMANCE:                              10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.71      $ 12.67       $ 13.81       $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        (0.40)@      (0.27)        (0.17)        (0.06)
    Net gains or losses in securities
    (both realized and unrealized)                                8.65         3.31         (0.97)         3.87
                                                               -------      -------       -------       -------
    Total from investment operations                              8.25         3.04         (1.14)         3.81

  Less distributions:
    Dividends from net investment income                            --           --            --            --
    Distributions from capital gains                                --           --            --            --
                                                               -------      -------       -------       -------
    Total distributions                                             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 23.96      $ 15.71       $ 12.67       $ 13.81
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  52.51%       23.99%        (8.25%)       38.10%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $   110      $    66       $    57       $    38
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                          2.20%        2.23%         2.24%         2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                            (1.69%)      (1.69%)       (1.65%)       (1.93%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits     2.26%        2.39%         2.33%         2.88%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
and earnings credits                                             (1.75%)      (1.85%)       (1.74%)       (2.57%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             87%          92%           68%            7%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

 **  Commencement of operations.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan Dynamic Small Cap Fund (continued)*

                                                                                           CLASS C
                                                                             -----------------------------------
                                                                                 Year        Year    1/07/98***
                                                                                ended       ended       Through
PER SHARE OPERATING PERFORMANCE:                                             10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $15.69       $12.66       $13.17
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                       (0.35)@      (0.26)       (0.08)
    Net gains or losses in securities
    (both realized and unrealized)                                               8.59         3.29        (0.43)
                                                                               ------       ------       ------
    Total from investment operations                                             8.24         3.03        (0.51)

  Less distributions:
    Dividends from net investment income                                           --           --           --
    Distributions from capital gains                                               --           --           --
                                                                               ------       ------       ------
  Total distributions                                                              --           --           --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $23.93       $15.69       $12.66
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                                 52.52%       23.93%       (3.87%)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                           $   14       $    6       $    5
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                         2.20%        2.23%        2.24%
----------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.69%)      (1.69%)      (1.55%)
----------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    2.26%        2.39%        2.29%
----------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      (1.75%)      (1.85%)      (1.60%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            87%          92%          68%
----------------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Small Cap Opportunities Fund.

***   Commencement of offering of class of shares.

  #   Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

--------------------------------------------------------------------------------
J.P. Morgan        HOW TO REACH US
--------------------------------------------------------------------------------



More Information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC Washington, DC 20549-0102. 1-202-942-8090 E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)2000 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                             J.P. Morgan
                                             Equity Funds


                                             CLASS A, CLASS B AND CLASS C SHARES

FLEMING
INTERNATIONAL
GROWTH FUND

FLEMING
INTERNATIONAL
EQUITY FUND

FLEMING
EUROPEAN FUND

FLEMING
JAPAN FUND

FLEMING
PACIFIC REGION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management

                                                                    PSEO-1-201 X

FLEMING INTERNATIONAL GROWTH FUND                                              1

FLEMING INTERNATIONAL EQUITY FUND                                              9

FLEMING EUROPEAN FUND                                                         19

FLEMING JAPAN FUND                                                            27

FLEMING PACIFIC REGION FUND                                                   36

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                 43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        45
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           45

BUYING FUND SHARES                                                            47

SELLING FUND SHARES                                                           49

EXCHANGING FUND SHARES                                                        50

OTHER INFORMATION CONCERNING THE FUNDS                                        51

DISTRIBUTIONS AND TAXES                                                       52

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                             56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUNDTHE FUND'S OBJECTIVE
--------------------------------------------------------------------------------

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.


The Fund's advisers will emphasize companies with medium and large stock market capitalizations, yielding a median capitalization that results in placement within the large cap universe, based on the Morningstar criteria of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.


The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.


Typically, companies meeting the advisers' criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND


capable of taking advantage of local, regional or global market changes.

The Fund's advisers also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.


The Fund's advisers will seek to select at least three issuers in several countries other than the United States. In selecting countries, the advisers initially will emphasize countries in continental Europe, the United Kingdom and Japan. Under current market conditions, the Fund's advisers anticipate that approximately one-half of the Fund's assets will be invested in securities of issuers located in continental Europe and approximately one-quarter will be invested in each of Japan and the United Kingdom. This asset allocation may change at any time.

The Fund will sell securities if its advisers believe the issuer of the securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.


While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.


While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, the equivalent by another national rating organization or unrated securities of comparable quality.

Under normal market conditions the Fund will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements, as well as investment-grade debt securities and securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality money market instruments and repurchase agreements and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in J.P. Morgan Fleming International Growth Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), that will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the

1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.


Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

In early 1999, the European Monetary Union implemented a new currency called the "euro", which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND


economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's past performance

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE(1)          PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES           5.75%                      NONE
--------------------------------------------------------------------------------
CLASS B SHARES           NONE                       5.00%
--------------------------------------------------------------------------------
CLASS C SHARES           NONE                       1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                  MANAGEMENT      DISTRIBUTION   OTHER           FUND OPERATING
CLASS OF SHARES   FEE             (12B-1) FEES   EXPENSES        EXPENSES
--------------------------------------------------------------------------------
CLASS A           1.00%           0.25%          2.15%           3.40%
--------------------------------------------------------------------------------
CLASS B           1.00%           0.75%          2.40%           4.15%
--------------------------------------------------------------------------------
CLASS C           1.00%           0.75%          2.40%           4.15%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares and 0.50% for Class B and Class C shares, Other Expenses are currently expected to be 2.00% and Total Annual Fund Operating Expenses are not expected to exceed 2.00% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                  $898        $1,560      $2,243       $4,048
--------------------------------------------------------------------------------
CLASS B SHARES**                 $917        $1,561      $2,320       $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES**                 $517        $1,261      $2,120       $4,331
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                   $417        $1,261      $2,120       $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES                   $417        $1,261      $2,120       $4,331
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in International Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to International Equity Portfolio as well as to the Fund.


Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.


The Fund's advisers seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.


The Fund's advisers will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy, Spain and Scandinavia), Australia, Canada and other countries or areas that the advisers may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries that are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in developing countries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's


FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Fleming International Equity Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND


rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1993        21.44%
1994        -4.33%
1995         5.89%
1996         6.03%
1997        -1.01%
1998        12.42%
1999        36.90%
2000       -18.68%

--------------------------------------------------------------------------------
BEST QUARTER                                                             28.82%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                           -18.99%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                    PAST 1 YEAR    PAST 5 YEARS     (12/31/92)
--------------------------------------------------------------------------------
CLASS A                               -23.34%           4.37%         5.40%
--------------------------------------------------------------------------------
CLASS B                               -22.71%           4.77%         5.70%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                       -13.96%           7.43%        10.92%
--------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX      -14.72%          10.20%        11.96%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM DEFERRED SALES
                    MAXIMUM SALES CHARGE (LOAD)     CHARGE (LOAD) SHOWN AS
                    WHEN YOU BUY SHARES, SHOWN      LOWER OF ORIGINAL PURCHASE
                    AS % OF THE OFFERING PRICE(1)   PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES      5.75%                           NONE
--------------------------------------------------------------------------------
CLASS B SHARES      NONE                            5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                     MANAGEMENT      DISTRIBUTION     OTHER       FUND OPERATING
CLASS OF SHARES      FEE             (12b-1) FEES     EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A              1.00%           0.25%            1.25%#      2.50%#
--------------------------------------------------------------------------------
CLASS B              1.00%           0.75%            1.25%#      3.00%#
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.50% and the Total Annual Fund Operating Expenses are expected not to exceed 2.00% for Class A shares and 2.50% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                   $814        $1,309      $1,829       $3,248
--------------------------------------------------------------------------------
CLASS B SHARES**                  $803        $1,227      $1,777       $3,201***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                    $303        $927        $1,577       $3,201***
--------------------------------------------------------------------------------

  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy


The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.


The Fund's advisers seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers.

J.P. MORGAN FLEMING EUROPEAN FUND


These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than


FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FLEMING EUROPEAN FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fleming European Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


The Fund's investments in developing countries could lead to more volatility in the value of the

Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.


In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN FLEMING EUROPEAN FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.36%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -16.97%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                 PAST 1 YEAR     PAST 5 YEARS    (11/2/95)
--------------------------------------------------------------------------------
CLASS A                          -19.64%         16.86%          16.69%
--------------------------------------------------------------------------------
CLASS B                          -19.12%         17.22%          17.12%
--------------------------------------------------------------------------------
CLASS C                          -16.19%         17.41%          17.19%
--------------------------------------------------------------------------------
MSCI EUROPE INDEX                 -8.14%         15.75%          15.05%
--------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX       -2.58%         17.87%          17.46%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995. Class C shares were first offered on November 1, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM SALES CHARGE (LOAD)
                     MAXIMUM DEFERRED SALES         CHARGE (LOAD) SHOWN AS
                     WHEN YOU BUY SHARES, SHOWN     LOWER OF ORIGINAL PURCHASE
                     AS % OF THE OFFERING PRICE(1)  PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES       5.75%                          NONE
--------------------------------------------------------------------------------
CLASS B SHARES       NONE                           5.00%
--------------------------------------------------------------------------------
CLASS C SHARES       NONE                           1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                          MANAGEMENT   DISTRIBUTION    OTHER      FUND OPERATING
CLASS OF SHARES           FEE          (12B-1) FEES    EXPENSES   EXPENSES
--------------------------------------------------------------------------------
Class A                   1.00%        0.25%           0.60%#     1.85%#
--------------------------------------------------------------------------------
Class B                   1.00%        0.75%           0.85%#     2.60%#
--------------------------------------------------------------------------------
Class C                   1.00%        0.75%           0.85%#     2.60%#
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.90% and Total Annual Fund Operating Expenses are not expected to exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING EUROPEAN FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period


o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                  $752        $1,123      $1,518       $2,619
--------------------------------------------------------------------------------
CLASS B SHARES**                 $763        $1,108      $1,580       $2,752***
--------------------------------------------------------------------------------
CLASS C SHARES**                 $363        $  808      $1,380       $2,934
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                   $263        $808        $1,380       $2,752***
--------------------------------------------------------------------------------
CLASS C SHARES                   $263        $808        $1,380       $2,934
--------------------------------------------------------------------------------


  *   Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING JAPAN FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy


The Fund will invest principally in equity securities of foreign companies located throughout the Pacific and Far East. These investments may take the form of depositary receipts. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under current market conditions, the Fund's advisers anticipate that most of the Fund's assets will be invested in securities traded on Japanese markets.


Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.


The Fund's advisers seek to identify those industries where economic factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries that are poised to take advantage of those economic conditions.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or

J.P. MORGAN FLEMING JAPAN FUND

country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.


While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN FLEMING JAPAN FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Fleming Japan Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in Japan.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.


The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.


Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in

J.P. MORGAN FLEMING JAPAN FUND


smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the MSCI Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1996       -11.10%
1997         1.63%
1998       -19.67%
1999        60.29%
2000       -33.91%


--------------------------------------------------------------------------------
BEST QUARTER                                                              18.84%
--------------------------------------------------------------------------------

                                                               2nd quarter, 1997


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.12%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS    (11/2/95)
--------------------------------------------------------------------------------
CLASS A                           -37.68%        -6.25%          -5.56%
--------------------------------------------------------------------------------
CLASS B                           -37.43%        -6.08%          -5.24%
--------------------------------------------------------------------------------
MSCI JAPAN INDEX                  -28.07%        -4.55%          -2.38%
--------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX                 -25.52%        -4.04%          -6.43%
--------------------------------------------------------------------------------
LIPPER JAPAN EQUITY FUNDS
AVERAGE                           -35.11%        -1.31%           2.26%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995.

J.P. MORGAN FLEMING JAPAN FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM SALES CHARGE (LOAD)
                   MAXIMUM DEFERRED SALES           CHARGE (LOAD) SHOWN AS
                   WHEN YOU BUY SHARES, SHOWN       LOWER OF ORIGINAL PURCHASE
                   AS % OF THE OFFERING PRICE(1)    PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES     5.75%                            NONE
--------------------------------------------------------------------------------
CLASS B SHARES     NONE                             5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                        MANAGEMENT     DISTRIBUTION   OTHER       FUND OPERATING
CLASS OF SHARES         FEE            (12B-1) FEES   EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A                 1.00%          0.25%          2.90%#      4.15%#
--------------------------------------------------------------------------------
CLASS B                 1.00%          0.75%          3.15%#      4.90%#
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares, Other Expenses are expected to be 1.75% and the Total Annual Fund Operating Expenses are expected not to exceed 1.75% for Class A shares and 2.50% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o you reinvest all your dividends, and o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                   $968        $1,763      $2,573       $4,657
--------------------------------------------------------------------------------
CLASS B SHARES**                  $990        $1,772      $2,656       $4,780***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                    $490        $1,472      $2,456       $4,780***
--------------------------------------------------------------------------------


  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING PACIFIC REGION FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of foreign companies located throughout the Asia-Pacific region, including Japan, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers. These investments may take the form of depositary receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Asia-Pacific region. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.


The Fund's advisers will seek to identify industries and countries in the Asian-Pacific region where economic and political factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries and countries that are poised to take advantage of such economic and political conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. government debt securities. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN FLEMING PACIFIC REGION FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fleming Pacific Region Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in various countries in the Asia-Pacific region.


The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.


The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries of the Asia-Pacific region may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Southeast Asia, Japan, Australia and New Zealand.

Southeast Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share price of companies in the region tends to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a limited management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.


Many of the currencies in Southeast Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will hurt the value of the Fund.

The trading volume on Southeast Asian stock exchanges is much lower than in the United States, and stock markets in the region have been extremely volatile at times. As a result, Southeast Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally been strong against the U.S. dollar, in recent years it has fluctuated and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also

J.P. MORGAN FLEMING PACIFIC REGION FUND


affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

The Fund's past performance

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)              PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES       5.75%                          NONE
--------------------------------------------------------------------------------
CLASS B SHARES       NONE                           5.00%
--------------------------------------------------------------------------------
CLASS C SHARES       NONE                           1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A                 1.00%         0.25%           2.15%       3.40%
--------------------------------------------------------------------------------
CLASS B                 1.00%         0.75%           2.40%       4.15%
--------------------------------------------------------------------------------
CLASS C                 1.00%         0.75%           2.40%       4.15%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
*     The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares and 0.50% for Class B and Class C shares, Other Expenses are currently expected to be 2.00% and Total Annual Fund Operating Expenses are not expected to exceed 2.00% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING PACIFIC REGION FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*            $898          $1,560        $2,243          $4,048
--------------------------------------------------------------------------------
CLASS B SHARES**           $917          $1,561        $2,320          $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES**           $517          $1,261        $2,120          $4,331
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES             $417          $1,261        $2,120          $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES             $417          $1,261        $2,120          $4,331
--------------------------------------------------------------------------------


  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM
(USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                        Fiscal Year
Fund                                                       Ended            %
--------------------------------------------------------------------------------
Fleming International
   Equity Fund                                          Oct. 31, 2000     0.23%
Fleming European Fund                                   Oct. 31, 2000     0.80%
Fleming Japan Fund                                      Oct. 31, 2000     0.00%

Chase Fleming Asset Management (London) Limited (CFAM London) is the sub-adviser to the Funds. It makes the day-to-day investment decisions for those Funds. Chase pays CFAM London a sub-advisory fee for its services. CFAM London is a wholly-owned subsidiary of JP Morgan Chase. It provides discretionary investment services to institutional clients. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

FUNDS' INVESTMENT ADVISER

The portfolio managers


FLEMING INTERNATIONAL EQUITY FUND

James Fisher and Chee Chow are both Vice Presidents at Chase. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at Chase since 1991 in numerous investment roles. Prior to joining Chase, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at Chase since September of 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined Chase in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined Chase in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

FLEMING JAPAN FUND

Mr. Richard Aston, Vice President, Portfolio Manager at Chase, is responsible for the management of the Japan Fund. Mr. Aston has worked at Chase since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a Fund Manager for a range of Japanese Equity Portfolios. Mr. Browne and Mr. Aston have been managing the Fund since May 2000.

FLEMING INTERNATIONAL GROWTH FUND

Mr. Fisher is the Portfolio Manager. He has managed the portfolio since its inception.

FLEMING PACIFIC REGION FUND

Roger Ellis, Chief Investment Officer Asia Pacific and Head of the Pacific Regional Group, is responsible for the Management of the Fund. Mr. Ellis joined CFAM London as an Investment Manager in 1989 and was appointed a director in 1991. In 1984 he became assistant manager of private banking at HSBC. In 1987, he joined Pierson Capital Management, managing Asia Equity Funds.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You will incur a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay while they own shares, as explained below.


You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.


The Fleming International Equity Fund and Fleming Japan Fund are available in either Class A or Class B shares in this prospectus. The other Funds are available in Class A, Class B or Class C shares in this prospectus.

There are a number of plans and special discounts which can decrease or eliminate the charges described above.


This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                                                         TOTAL SALES CHARGE
                                                     AS % OF THE        AS %
                                                     OFFERING           OF NET
AMOUNT OF                                            PRICE              AMOUNT
INVESTMENT                                           PER SHARE          INVESTED
--------------------------------------------------------------------------------
LESS THAN
$100,000                                             5.75%              6.10%
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                                       3.75%              3.90%
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                                       2.50%              2.56%
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                                     2.00%              2.04%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. The charge is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether if you hold the shares for more than six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you purchased the Class B shares.


YEAR            DEFERRED SALES CHARGE
1               5%
--------------------------------------------------------------------------------
2               4%
--------------------------------------------------------------------------------
3               3%
--------------------------------------------------------------------------------
4               3%
--------------------------------------------------------------------------------
5               2%
--------------------------------------------------------------------------------
6               1%
--------------------------------------------------------------------------------
7               NONE
--------------------------------------------------------------------------------
8               NONE
--------------------------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. The charge is equal to 1% of the lower of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether if you hold the shares for more than one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL


JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. JPM is a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the International Equity Fund and Japan Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers expenses including compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.


Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the amount you intend to buy and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.


Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


Class C shares may be best if you prefer not to pay an initial sales charge and you are not sure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.


Your investment representative will be able to advise you about the best class of shares for you.


Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

HOW YOUR ACCOUNT WORKS


Through the J.P. Morgan Funds Service Center
Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. See the additional information on the Systematic Investment Plan below.


                                   ----------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fleming International Equity Fund, Fleming European Fund, Fleming International Growth Fund, Fleming Pacific Region Fund and Fleming Japan Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

--------------------------------------------------------------------------------
TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $2,500        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------
IRAS                                                   $1,000        $100
--------------------------------------------------------------------------------
SEP-IRAS                                               $1,000        $100
--------------------------------------------------------------------------------
EDUCATION
IRAS                                                   $  500        $100
--------------------------------------------------------------------------------

Make your check out to J.P. Morgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.


Selling Fund shares


You can sell your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares worth $25,000 by phone, we will send it by wire only to a bank account on our records.


Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal Plan


You can automatically sell shares worth as little as $50. See "Shareholder Services," below, for details.


                                   ----------


You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each

HOW YOUR ACCOUNT WORKS

Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or


o you want your payment sent to an address other than the one we have in our records.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:


Through your investment representative


Tell your representative which Fund shares you want to exchange. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center
Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange shares from one class of a J.P. Morgan Fund to shares of the same class of a different J.P. Morgan Fund. Call the J.P. Morgan Funds Service Center for details.


                                   ----------


If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on the date on which you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading. This could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than ten exchanges in a year or three exchanges in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds


If you sell shares, we may close your account if the balance falls below $500. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the International Equity Fund and Japan Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount of compensation for each class.


JPMFAM (USA) and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others

HOW YOUR ACCOUNT WORKS

unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Funds distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The International Growth Fund, Pacific Region Fund, International Equity Fund, European Fund and Japan Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the International Growth Fund, Pacific Region Fund, International Equity Fund, European Equity Fund and Japan Fund from sources in foreign countries may be subject to foreign taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholder the foreign taxes that it paid.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a systematic investment plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one J.P. Morgan Fund account to another on a regular basis. This is a free service.


FREE EXCHANGE PRIVILEGE


You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE


You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.


What the terms mean


DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.


DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.


GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the advisers to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.


LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.


OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.


REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.


VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share, one Class B Share and, where applicable, one Class C Share.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS


J.P. Morgan Fleming International Equity Fund*

                                                Year          Year          Year           Year           Year
CLASS A                                        ended         ended         ended          ended          ended
                                            10/31/00      10/31/99      10/31/98       10/31/97       10/31/96
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 13.77       $ 12.08       $ 12.11        $ 12.38       $ 12.02
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.11)        (0.09)        (0.09)         (0.05)@        0.05
    Net gains or losses in securities
    (both realized and unrealized)              0.44          2.34          0.43           0.33          0.37
                                             -------       -------       -------        -------       -------

    Total from investment operations            0.33          2.25          0.34           0.28          0.42

  Less distributions:
    Dividends from net investment income          --            --          0.07           0.03          0.06
    Distributions from capital gains            0.76          0.56          0.30           0.52            --
                                             -------       -------       -------        -------       -------

    Total distributions                         0.76          0.56          0.37           0.55          0.06
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 13.34       $ 13.77       $ 12.08        $ 12.11       $ 12.38
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                 1.71%        19.09%         2.96%          2.27%         3.53%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $34,599       $26,973       $17,969        $23,267       $24,904
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------
  Expenses                                      2.01%         1.99%         2.00%          2.01%         2.00%
--------------------------------------------------------------------------------------------------------------
  Net investment income                        (0.86%)       (0.73%)       (0.47%)        (0.36%)       (0.03%)
--------------------------------------------------------------------------------------------------------------
  Expenses without waivers
  and reimbursements                            2.88%         3.53%         3.39%          2.08%         2.86%
--------------------------------------------------------------------------------------------------------------
  Net investment income without waivers
  and reimbursements                           (1.73%)       (2.27%)       (1.86%)        (0.43%)       (0.89%)
--------------------------------------------------------------------------------------------------------------

                                               Year         Year         Year         Year         Year
CLASS B                                       ended        ended        ended        ended        ended
                                           10/31/00     10/31/99     10/31/98     10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $13.51       $11.92       $11.94       $12.24       $11.89
-------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                     (0.21)       (0.18)       (0.13)       (0.11)@       0.01
    Net gains or losses in securities
    (both realized and unrealized)             0.47         2.33         0.42         0.33         0.35
                                             ------       ------       ------       ------       ------

    Total from investment operations           0.26         2.15         0.29         0.22         0.36

  Less distributions:
    Dividends from net investment income         --           --         0.01           --           --
    Distributions from capital gains           0.76         0.56         0.30         0.52         0.01
                                             ------       ------       ------       ------       ------

    Total distributions                        0.76         0.56         0.31         0.52         0.01
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.01       $13.51       $11.92       $11.94       $12.24
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                1.20%       18.49%        2.56%        1.74%        3.03%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $6,535       $6,858       $7,433       $7,989       $7,819
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------
  Expenses                                     2.51%        2.49%        2.50%        2.51%        2.50%
-------------------------------------------------------------------------------------------------------
  Net investment income                       (1.38%)      (1.21%)      (0.94%)      (0.88%)      (0.43%)
-------------------------------------------------------------------------------------------------------
  Expenses without waivers
  and reimbursements                           3.39%        4.03%        3.90%        2.61%        3.36%
-------------------------------------------------------------------------------------------------------
  Net investment income without waivers
  and reimbursements                          (2.26%)      (2.75%)      (2.34%)      (0.98%)      (1.29%)
-------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista International Equity Fund.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
@     Calculated using average shares outstanding.

FINANCIAL HIGHLIGHTS


J.P. Morgan Fleming European Fund*

                                                 Year         Year          Year          Year   11/02/95**
CLASS A                                         ended        ended         ended         ended      through
                                             10/31/00     10/31/99      10/31/98      10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 16.52       $ 14.47       $ 14.10       $ 11.99       $10.00
-----------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.12)@       (0.06)@        0.15          0.05         0.15
    Net gains or losses in securities
    (both realized and unrealized)              1.83          2.31          2.16          3.01         1.93
                                             -------       -------       -------       -------       ------

    Total from investment operations            1.71          2.25          2.31          3.06         2.08

  Less distributions:
    Dividends from net investment income          --          0.09          0.22          0.10         0.09
    Distributions from capital gains            0.36          0.11          1.72          0.85           --
                                             -------       -------       -------       -------       ------

    Total distributions                         0.36          0.20          1.94          0.95         0.09
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 17.87       $ 16.52       $ 14.47       $ 14.10       $11.99
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                10.13%        15.60%        18.71%        28.19%       20.78%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $75,801       $47,759       $33,743       $12,965       $6,358
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------
  Expenses                                      1.74%         1.74%         1.74%         1.75%        1.75%
-----------------------------------------------------------------------------------------------------------
  Net investment income                        (0.60%)       (0.40%)       (0.07%)        0.32%        1.44%
-----------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           1.95%         2.06%         2.38%         2.84%        3.49%
-----------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (0.81%)       (0.72%)       (0.71%)       (0.77%)      (0.30%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          161%          149%          183%          170%         186%
-----------------------------------------------------------------------------------------------------------

                                                Year          Year         Year       Year  11/03/95***
CLASS B                                        ended         ended        ended      ended      through
                                            10/31/00      10/31/99     10/31/98   10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 16.18       $ 14.24       $13.93     $11.93       $ 9.97
-------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.27)@       (0.18)@       0.08       0.04         0.07
    Net gains or losses in securities
    (both realized and unrealized)              1.83          2.26         2.10       2.89         1.96
                                             -------       -------       ------     ------       ------

    Total from investment operations            1.56          2.08         2.18       2.93         2.03

  Less distributions:
    Dividends from net investment income          --          0.03         0.15       0.08         0.07
    Distributions from capital gains            0.36          0.11         1.72       0.85           --
                                             -------       -------       ------     ------       ------

    Total distributions                         0.36          0.14         1.87       0.93         0.07
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 17.38       $ 16.18       $14.24     $13.93       $11.93
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                 9.40%        14.66%       17.89%     27.25%       20.35%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $18,546       $10,038       $9,457     $2,218       $  190
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
-------------------------------------------------------------------------------------------------------
  Expenses                                      2.49%         2.51%        2.50%      2.51%        2.47%
-------------------------------------------------------------------------------------------------------
  Net investment income                        (1.35%)       (1.12%)      (0.75%)    (0.30%)       0.80%
-------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           2.69%         2.83%        2.91%      3.58%        3.83%
-------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (1.55%)       (1.44%)      (1.16%)    (1.37%)      (0.56%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          161%          149%         183%       170%         186%
-------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista European Fund.
 **   Commencement of operations.
***   Commencement of offering of class of shares.
  @   Calculated based on average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #   Short periods have been annualized.

FINANCIAL HIGHLIGHTS


J.P. Morgan Fleming European Fund (continued)*

                                                            Year   11/01/98***
CLASS C                                                    ended       through
                                                        10/31/00      10/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.19        $14.24
--------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                  (0.26)@       (0.08)@
    Net gains or losses in securities
    (both realized and unrealized)                          1.80          2.17
                                                          ------        ------

    Total from investment operations                        1.54          2.09

  Less distributions:
    Dividends from net investment income                      --          0.03
    Distributions from capital gains                        0.36          0.11
                                                          ------        ------

    Total distributions                                     0.36          0.14
--------------------------------------------------------------------------------
Net asset value, end of period                            $17.37        $16.19
--------------------------------------------------------------------------------

TOTAL RETURN(1)                                             9.27%        14.73%
================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                   $4,229        $1,460
--------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------
  Expenses                                                  2.49%         2.51%
--------------------------------------------------------------------------------
  Net investment income                                    (1.33%)       (0.61%)
--------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                       2.67%         2.83%
--------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                      (1.51%)       (0.93%)
--------------------------------------------------------------------------------
Portfolio turnover rate                                      161%          149%
--------------------------------------------------------------------------------

  *   Formerly Chase Vista European Fund.
***   Commencement of offering of class of shares.

  @   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#     Short periods have been annualized.

J.P. Morgan Fleming Japan Fund*

                                                Year         Year          Year         Year   11/02/95**
CLASS A                                        ended        ended         ended        ended      through
                                            10/31/00     10/31/99      10/31/98     10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $  9.84       $ 6.41       $  9.52       $ 9.42       $10.00
---------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.15)@      (0.07)@        0.27         0.08        (0.08)
    Net gains or losses in securities
    (both realized and unrealized)             (1.57)        3.50         (2.91)        0.24        (0.50)
                                             -------       ------       -------       ------       ------

    Total from investment operations           (1.72)        3.43         (2.64)        0.32        (0.58)

  Less distributions:
    Dividends from net investment income          --           --          0.26         0.22           --
    Distributions from capital gains              --           --            --           --           --
    Tax return of capital                         --           --          0.21           --           --
                                             -------       ------       -------       ------       ------

    Total distributions                           --           --          0.47         0.22           --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  8.12       $ 9.84       $  6.41       $ 9.52       $ 9.42
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                               (17.48%)      53.51%       (28.98%)       3.49%       (5.80%)
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $ 2,448       $4,260       $ 1,770       $5,008       $4,781
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
---------------------------------------------------------------------------------------------------------
  Expenses                                      1.77%        1.74%         1.76%        1.75%        1.75%
---------------------------------------------------------------------------------------------------------
  Net investment income                        (1.54%)      (0.88%)       (0.56%)      (0.30%)      (0.91%)
---------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           5.49%        5.44%         3.79%        2.89%        3.60%
---------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (5.26%)      (4.58%)       (2.59%)      (1.44%)      (2.76%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          123%         133%          212%         217%         121%
---------------------------------------------------------------------------------------------------------

 *    Formerly Chase Vista Japan Fund.
**    Commencement of operations.
 @    Calculated based on average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #    Short periods have been annualized.

FINANCIAL HIGHLIGHTS


J.P. Morgan Fleming Japan Fund (continued)*

                                                Year       Year          Year       Year   11/03/95***
CLASS B                                        ended      ended         ended      ended       through
                                            10/31/00   10/31/99      10/31/98   10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $  9.65     $ 6.32       $  9.42     $ 9.35        $10.00
------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.22)@    (0.13)@        0.23      (0.05)        (0.02)
    Net gains or losses in securities
    (both realized and unrealized)             (1.50)      3.46         (2.90)      0.30         (0.63)
                                             -------     ------       -------     ------        ------

    Total from investment operations           (1.72)      3.33         (2.67)      0.25         (0.65)

  Less distributions:
    Dividends from net investment income          --         --          0.22       0.18            --
    Distributions from capital gains              --         --            --         --            --
    Tax return of capital                         --         --          0.21         --            --
                                             -------     ------       -------     ------        ------

    Total distributions                           --         --          0.43       0.18            --
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  7.93     $ 9.65       $  6.32     $ 9.42        $ 9.35
------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                               (17.82%)    52.69%       (29.53%)     2.72%        (6.50%)
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $   322     $1,089       $   391     $1,893        $  162
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------
  Expenses                                      2.52%      2.49%         2.51%      2.51%         2.52%
------------------------------------------------------------------------------------------------------
  Net investment income                        (2.29%)    (1.67%)       (0.97%)    (5.73%)       (0.40%)
------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           6.14%      6.19%         4.52%      3.66%         4.00%
------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (5.91%)    (5.37%)       (2.98%)    (6.88%)       (1.88%)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          123%       133%          212%       217%          121%
------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Japan Fund.
***   Commencement of offering of class of shares.

  @   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#     Short periods have been annualized.

--------------------------------------------------------------------------------
J.P. Morgan       HOW TO REACH US
--------------------------------------------------------------------------------


More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 12379-1039

(C)2001 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                             J.P. Morgan
                                             Bond Funds


                                             THIS PROSPECTUS OFFERS:

                                             CLASS A, CLASS B AND CLASS C SHARES

SHORT-TERM BOND
FUND II

U.S. TREASURY
INCOME FUND

BOND FUND II

STRATEGIC INCOME
FUND

INTERMEDIATE BOND
FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management
                                                         -----------------------

                                                                     PSBD-1-201X

SHORT-TERM BOND FUND II                                                        1

U.S. TREASURY INCOME FUND                                                      9

BOND FUND II                                                                  16

STRATEGIC INCOME FUND                                                         24

INTERMEDIATE BOND FUND                                                        35

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                 43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        46
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           46

BUYING FUND SHARES                                                            49

SELLING FUND SHARES                                                           50

EXCHANGING FUND SHARES                                                        51

OTHER INFORMATION CONCERNING THE FUNDS                                        52

DISTRIBUTIONS AND TAXES                                                       53

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SHORT-TERM BOND FUND II
--------------------------------------------------------------------------------


The Fund's objective

The Fund seeks a high level of income consistent with preservation of capital.

The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.

Substantially all of the Fund's investments will be investment grade, which means a rating of Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and

J.P. MORGAN SHORT-TERM BOND FUND II


liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Term Bond Fund II.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.

The performance for the period before Class A shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than those shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-1996 are based upon the performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991            9.13%

1992            5.04%

1993            4.54%

1994            2.38%

1995            8.22%

1996            5.29%

1997            5.82%

1998            5.21%

1999            2.68%

2000            7.13%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.76%
--------------------------------------------------------------------------------
                                                               4th quarter, 1991
--------------------------------------------------------------------------------
WORST QUARTER                                                              0.10%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                             PAST 1 YEAR      PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES                               5.53%            4.90%           5.36%
-------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND
INDEX                                        8.17%            5.95%           6.40%
-------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX                       7.39%            5.52%           6.34%
-------------------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  1.50%                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.25%             0.25%              0.77%#            1.27%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.18%, Distribution
Fees are expected to be 0.16%, Other Expenses are expected to be 0.41% and the Total Annual Fund Operating expenses are expected not to exceed 0.75%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN SHORT-TERM BOND FUND II


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*              $277          $547           $836          $1,661
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

--------------------------------------------------------------------------------
J.P. MORGAN U.S. TREASURY INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

The Fund's main investment strategy

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

o     debt securities issued by the U.S. Treasury, and

o repurchase agreements in which the Fund receives these securities as collateral.

The Fund may also invest in debt securities issued or guaranteed by U.S. government agencies or authorities. These securities may include investments in collateralized mortgage obligations and other mortgage-related securities.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the advisers also determine an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still

J.P. MORGAN U.S. TREASURY INCOME FUND


undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN U.S. TREASURY INCOME FUND


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, derivatives could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and Lehman U.S. Treasury Bond Index, widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman U.S. Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1991           14.79%

1992            5.87%

1993           10.32%

1994           -4.46%

1995           17.53%

1996            1.26%

1997            8.34%

1998            8.78%

1999           -2.96%

2000           12.61%

--------------------------------------------------------------------------------
BEST QUARTER                                                               5.87%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.98%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN U.S. TREASURY INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                               PAST 1 YEAR      PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------
CLASS A SHARES                                  7.58%           4.49%          6.49%
--------------------------------------------------------------------------------------------
CLASS B SHARES                                  6.64%           4.25%          6.38%
--------------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX                   13.24%           6.49%          7.92%
--------------------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX                13.52%           6.49%          7.92%
--------------------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX          11.89%           5.54%          6.75%
--------------------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched in 1993 is based on the performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                  (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                  SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                  OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
----------------------------------------------------------------------------------------------
CLASS A SHARES                    4.50%                           NONE
----------------------------------------------------------------------------------------------
CLASS B SHARES                    NONE                            5.00%
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEE        EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.74%#            1.29%#
----------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.74%#            1.79%#
----------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.15%. Distribution
Fees for Class A shares are expected to be 0.00%, Other Expenses for Class A shares are expected to be 0.60% and the Total Annual Fund Operating expenses are expected not to exceed 0.75% for Class A shares and 1.64% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                    $575          $841           $1,126        $1,936
------------------------------------------------------------------------------------------
CLASS B SHARES**                   $682          $863           $1,170        $1,974***
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                     $182          $563           $970          $1,974***
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN BOND FUND II
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's, BBB- or higher by S&P or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the

J.P. MORGAN BOND FUND II


actual maturities according to changes in the market.

The fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund II.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN BOND FUND II


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

The performance for the period before Class A shares were launched on February 16, 2001 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund's Institutional Class before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991           15.53%

1992            6.46%

1993           11.40%

1994           -3.83%

1995           18.51%

1996            3.20%

1997            8.81%

1998            7.94%

1999           -1.05%

2000           10.08%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.07%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.76%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN BOND FUND II


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                          PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------
CLASS A SHARES                             5.13%          4.74%          7.01%
--------------------------------------------------------------------------------------
CLASS B SHARES                             5.08%          5.41%          7.50%
--------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX               11.63%          6.46%          7.96%
--------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                               10.31%          5.49%          7.72%
--------------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on February 16, 2001. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.63%             1.18%
--------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.63%             1.68%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees for Class A shares are expected to be 0.00%, actual Other Expenses are expected to be 0.45% and Total Annual Fund
Operating Expenses for Class A and B shares are not expected to exceed 0.75% and 1.50%, respectively. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                    $565          $808           $1,070        $1,817
------------------------------------------------------------------------------------------
CLASS B SHARES**                   $671          $830           $1,113        $1,854***
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                   1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                     $171          $530           $913          $1,854***
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks a high level of income.

The Fund's main investment strategy

The Fund invests principally in a diversified portfolio of securities denominated in U.S. dollars. The investments are principally in the following market sectors:

o Investment grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

Investment grade securities are those rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the U.S.

The Fund may purchase lower-rated high-yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba(3) or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High-yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN STRATEGIC INCOME FUND


debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high-yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the United States, it is riskier than a fund that invests only in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

J.P. MORGAN STRATEGIC INCOME FUND


Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participation may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa(3) by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1999            6.39%

2000            1.40%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.89%
--------------------------------------------------------------------------------
                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                             -0.57%
--------------------------------------------------------------------------------
                                                               3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                      SINCE
                                                                      INCEPTION
                                                  PAST 1 YEAR         (11/30/98)
--------------------------------------------------------------------------------
CLASS A SHARES                                    -3.20%              1.04%
--------------------------------------------------------------------------------
CLASS B SHARES                                    -3.74%              1.73%
--------------------------------------------------------------------------------
CLASS C SHARES                                    -0.02%              2.98%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                       11.63%              5.14%
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX            -0.36%              0.22%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------
CLASS C SHARES                  NONE                            1.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEE        EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.50%             0.25%              2.05%#            2.80%#
--------------------------------------------------------------------------------------------
CLASS B             0.50%             0.75%              2.05%#            3.30%#
--------------------------------------------------------------------------------------------
CLASS C             0.50%             0.75%              2.05%#            3.30%#
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.10% for Class A shares and 0.60% for Class B and Class C shares, Other Expenses are expected to be 1.15% and the Total Annual Fund Operating Expenses are expected not to exceed 1.25% for Class A shares, 1.75% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN STRATEGIC INCOME FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
CLASS A SHARES*                   $720          $1,279          $1,863          $3,437
------------------------------------------------------------------------------------------
CLASS B SHARES**                  $833          $1,315          $1,922          $3,481***
------------------------------------------------------------------------------------------
CLASS C SHARES**                  $433          $1,015          $1,722          $3,595
------------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                  1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
CLASS B SHARES                    $333          $1,015          $1,722          $3,481***
------------------------------------------------------------------------------------------
CLASS C SHARES                    $333          $1,015          $1,722          $3,595
------------------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks as high a high level of income as possible as is consistent with reasonable risk.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc. (Moody's), BBB- or higher by Standard & Poor's Corporation (S&P) or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a

J.P. MORGAN INTERMEDIATE BOND FUND


variety of sectors to maximize diversification and liquidity.

The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

J.P. MORGAN INTERMEDIATE BOND FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Intermediate Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

J.P. MORGAN INTERMEDIATE BOND FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Because Class A shares were not launched until February 16, 2001, the performance shown is based on performance for Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund's Institutional Class before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991           16.06%

1992            6.38%

1993           10.41%

1994           -5.37%

1995           18.39%

1996            1.92%

1997            7.93%

1998            7.22%

1999           -0.32%

2000           10.22%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.32%
--------------------------------------------------------------------------------
                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.78%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                           PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES                              5.27%          4.36%          6.58%
---------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOV'T/
CREDIT INDEX                               10.12%          6.11%          7.36%
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                11.63%          6.46%          7.96%
---------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                     10.58%          5.86%          7.52%
---------------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load.

Because Class A shares were not launched until February 16, 2001, the performance shown is based on performance for Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEE               (12B-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.85%             1.40%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.60% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 0.90%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN INTERMEDIATE BOND FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*              $586          $873           $1,181        $2,054
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



                                                 Fiscal Year
Fund                                                Ended            %
--------------------------------------------------------------------------------
Short-Term Bond Fund II                         Oct. 31, 2000      0.00%
U.S. Treasury Fund                              Oct. 31, 2000      0.30%
Bond Fund II                                    Oct. 31, 2000      0.30%
Strategic Income Fund                           Oct. 31, 2000      0.00%
Intermediate Bond Fund                          Oct. 31, 2000      0.30%


State Street Research & Management Company (SSR) is the sub-adviser to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. JPMFAM (USA) makes the day-to-day investment decisions for each Fund, except that SSR makes the day-to-day investment decisions for the portion of the Strategic Income Fund that is

FUNDS' INVESTMENT ADVISER

allocated to lower-rated high yield securities of U.S. issuers (including convertible securities and preferred stock). JPMFAM (USA) pays SSR a sub-advisory fee for their services. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center Boston, Massachusetts 02111.

Portfolio Managers


SHORT-TERM BOND FUND II

The portfolio managers are Tim Neumann, Head of Taxable Core Investment Group at Chase, and Lynn Chen. Mr. Neumann has been responsible for the Fund since February 2001. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance. Ms. Chen, a Vice President at Chase, has been responsible for the management of the Fund since February 2001. Ms. Chen joined Chase in 1997. Between 1990 and 1997, she was a portfolio manager at Nippon Life Insurance.


U.S. TREASURY INCOME FUND


A team of investment managers with Chase led by Mr. Neumann is responsible for the management of the Fund.

BOND FUND II

Portfolio manager is Mr. Neumann. Mr. Neumann has been responsible for the Fund since October of 1999.


STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at Chase, and Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase, have been responsible for the management of the Fund since its inception. Mr. Blessing joined Chase in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.


Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.

INTERMEDIATE BOND FUND

The portfolio manager is Mr. Lovito. He has been responsible for the Fund since July 1998.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You are required to pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.


There are three classes of shares, each with its own charges: Class A shares, Class B shares and Class C shares. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.


Short-Term Bond Fund II and Intermediate Bond Fund offer Class A shares only. U.S. Treasury and Bond Fund II offer Class A and Class B shares. Strategic Income Fund offers classes A, B and C.


There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


The following chart shows the sales charge for all the Funds except Short-Term Bond Fund II.


                     TOTAL SALES CHARGE

                     AS % OF THE    AS %
                     OFFERING       OF NET
AMOUNT OF            PRICE          AMOUNT
INVESTMENT           PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             4.50%          4.71%
--------------------------------------------
$100,000 BUT
UNDER $250,000       3.75%          3.90%
--------------------------------------------
$250,000 BUT
UNDER $500,000       2.50%          2.56%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     2.00%          2.04%
--------------------------------------------

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Short-Term Bond Fund.

                     TOTAL SALES CHARGE

                     AS % OF THE    AS %
                     OFFERING       OF NET
AMOUNT OF            PRICE          AMOUNT
INVESTMENT           PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             1.50%          1.52%
--------------------------------------------
$100,000 BUT
UNDER $250,000       1.00%          1.00%
--------------------------------------------
$250,000 BUT
UNDER $500,000       0.50%          0.50%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     0.25%          0.25%
--------------------------------------------

CLASS B SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR         DEFERRED SALES CHARGE
-----------------------------------------
1            5%
-----------------------------------------
2            4%
-----------------------------------------
3            3%
-----------------------------------------
4            3%
-----------------------------------------
5            2%
-----------------------------------------
6            1%
-----------------------------------------
7            NONE
-----------------------------------------
8            NONE
-----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

HOW YOUR ACCOUNT WORKS

CLASS C SHARES


The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.


Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.


JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Strategic Income Fund has adopted Rule 12b-1 distributions plans under which it pays annual distribution fees at the following rates:


o     up to 0.25% of the average daily net assets attributed to class A shares;

o     up to 0.75% of the average daily net assets attributed to Class B shares;
      and


o     up to 0.75% of the average daily net assets attributed to Class C shares.

The U.S. Treasury Income Fund and Bond Fund have each adopted Rule 12b-1 distribution plans under which they pay annual distribution fees at the following rates:


o     up to 0.25% of the average daily net assets attributed to Class A shares;
      and


o     up to 0.75% of the average daily net assets attributed to Class B shares.


The Short-Term Bond Fund II and the Intermediate Bond Fund have adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares.


These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the amount you buy and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


Class C shares may be best if you prefer not to pay an initial sales charge and you are not sure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual operating expenses deducted from the Fund's assets for each fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. Later sections discuss the Systematic Investment Plan.

                                    --------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

HOW YOUR ACCOUNT WORKS


The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

----------------------------------------
TYPE OF          INITIAL     ADDITIONAL
ACCOUNT          INVESTMENT  INVESTMENTS
----------------------------------------
REGULAR
ACCOUNT          $2,500      $100
----------------------------------------
SYSTEMATIC
INVESTMENT
PLAN             $1,000      $100
----------------------------------------
IRAS             $1,000      $100
----------------------------------------
SEP-IRAS         $1,000      $100
----------------------------------------
EDUCATION
IRAS             $  500      $100
----------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the J.P. Morgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the day you buy.


If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more of Funds by phone, we will send it by wire only to a bank account on our records.

We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services.


You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if "you want to sell shares with a net asset value of $100,000 or more" or you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:


Through your investment representative


Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J.P. Morgan account to another of the same class. Call the J.P. Morgan Funds Service Center for details.

HOW YOUR ACCOUNT WORKS


If you exchange Class B or Class C shares of a Fund for Class B or Class C shares of another J.P. Morgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds


We may close your account if you sell your shares and the balance falls below $500. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of each Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A shares of the Short-Term Bond Fund II and Intermediate Bond Fund. Class A and Class B shares of the U.S. Treasury Income Fund and Bond Fund II and Class A, Class B and Class C shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The U.S. Treasury Income Fund, and the Intermediate Bond Fund declare dividends on a daily basis. The Bond Fund II, Strategic Income Fund and Short-Term Bond Fund II declare dividends on a monthly basis. All funds distribute the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies

HOW YOUR ACCOUNT WORKS

may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

Regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


Make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


Transfer assets automatically from one J.P. Morgan account to another on a regular basis. It's a free service.


FREE EXCHANGE PRIVILEGE


Exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

SHAREHOLDER SERVICES

REINSTATEMENT PRIVILEGE


You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B or Class C shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.


What the terms mean

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.


DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.


DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements

VALUE APPROACH: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A share and, where applicable, one Class B share and one Class C share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

J.P. Morgan Short-Term Bond Fund II*

                                                   Year             Year             Year            Year      5/6/96***
CLASS A                                           ended            ended            ended           ended         through
                                               10/31/00         10/31/99         10/31/98        10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $  9.94          $ 10.14          $ 10.10         $ 10.10         $ 10.03
-------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                          0.56             0.46             0.53            0.58            0.26
    Net gains or losses in securities
    (both realized and unrealized)                (0.05)           (0.20)            0.02              --            0.07
                                                -------          -------          -------         -------         -------
    Total from investment operations               0.51             0.26             0.55            0.58            0.33

  Less distributions:
    Dividends from net investment income           0.56             0.46             0.51            0.58            0.26
    Distributions from capital gains                 --               --               --              --              --
                                                -------          -------          -------         -------         -------
    Total distributions                            0.56             0.46             0.51            0.58            0.26
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.89          $  9.94          $ 10.14         $ 10.10         $ 10.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                    5.27%            2.64%            5.58%           5.91%           3.41%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $    19          $    22          $    19         $    10         $    10
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
  Expenses                                         0.75%            0.75%            0.76%           0.75%           0.75%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                            5.68%            4.58%            5.28%           5.76%           5.28%
-------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits              1.37%            1.37%            1.44%           1.31%           1.45%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits              5.06%            3.96%            4.60%           5.20%           4.58%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             139%             302%             439%            471%            158%
-------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Short-Term Bond Fund.

***   Commencement of offering of class of shares.


#     Short periods have been annualized.

(1)   Total return figures do not include effect of any front-end sales load.

FINANCIAL HIGHLIGHTS


J.P. Morgan U.S. Treasury Income Fund*

                                                                  Year           Year            Year           Year           Year
CLASS A                                                          ended          ended           ended          ended          ended
                                                              10/31/00       10/31/99        10/31/98       10/31/97       10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $  10.67       $  11.66        $  11.26       $  11.13       $  11.40
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                         0.68           0.71            0.75           0.66           0.66
                     Net gains or losses in securities
    (both realized and unrealized                                 0.10          (0.99)           0.40           0.13          (0.27)
                                                              --------       --------        --------       --------       --------
    Total from investment operations                              0.78          (0.28)           1.15           0.79           0.39

  Less distributions:
    Dividends from net investment income                          0.68           0.71            0.75           0.66           0.66
    Distributions from capital gains                                --             --              --             --             --
                                                              --------       --------        --------       --------       --------
    Total distributions                                           0.68           0.71            0.75           0.66          0.660
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.77       $  10.67        $  11.66       $  11.26       $  11.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                   7.63%         (2.41%)         10.59%          7.35%          3.56%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $     41       $     69        $     63       $     85       $    111
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                        0.75%          0.75%           0.79%          0.90%          0.90%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                           6.45%          6.40%           6.53%          5.97%          5.89%
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                             1.30%          1.32%           1.30%          1.21%          1.29%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                             5.90%          5.83%           6.02%          5.66%          5.50%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             29%            59%             75%           179%           103%
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Year           Year            Year           Year            Year
CLASS B                                                         ended          ended           ended          ended           ended
                                                             10/31/00       10/31/99        10/31/98       10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $ 10.67        $ 11.66         $ 11.25        $ 11.11         $ 11.37
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                        0.59           0.61            0.65           0.58            0.57
                     Net gains or losses in securities
    (both realized and unrealized)                               0.08          (0.99)           0.41           0.13           (0.26)
                                                              -------        -------         -------        -------         -------
    Total from investment operations                             0.67          (0.38)           1.06           0.71            0.31

  Less distributions:
    Dividends from net investment income                         0.59           0.61            0.65           0.57            0.57
    Distributions from capital gains                               --             --              --             --              --
                                                              -------        -------         -------        -------         -------
    Total distributions                                          0.59           0.61            0.65           0.57            0.57
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.75        $ 10.67         $ 11.66        $ 11.25         $ 11.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  6.49%         (3.27%)          9.68%          6.56%           2.82%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $    16        $    16         $    14        $    11         $    11
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                       1.64%          1.64%           1.64%          1.64%           1.64%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                          5.56%          5.51%           5.69%          5.24%           5.12%
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                            1.80%          1.82%           1.79%          1.71%           1.79%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                            5.40%          5.33%           5.54%          5.17%           4.97%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            29%            59%             75%           179%            103%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

*     Formerly Chase Vista U.S. Treasury Income Fund.

FINANCIAL HIGHLIGHTS


J.P. Morgan Strategic Income Fund*

                                                       CLASS A                    CLASS B                      CLASS C
                                               ----------------------      ----------------------      ------------------------
                                                   Year    11/30/98**          Year    11/30/98**          Year     11/30/98**
                                                  ended       Through         ended       Through         ended        Through
                                               10/31/00      10/31/99      10/31/00      10/31/99      10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  9.59      $ 10.00        $  9.59       $ 10.00       $  9.59        $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                          0.78         0.72           0.74          0.71          0.74           0.71
    Net gains or losses in securities
    (both realized and unrealized)                (0.53)       (0.41)         (0.53)        (0.41)        (0.53)         (0.41)
                                                -------      -------        -------       -------       -------        -------
    Total from investment operations               0.25         0.31           0.21          0.30          0.21           0.30

  Less distributions:
    Dividends from net investment income           0.78         0.72           0.74          0.71          0.74           0.71
    Distributions from capital gains                 --           --             --            --            --             --
    Tax return of capital                          0.01           --           0.01            --          0.01             --
                                                -------      -------        -------       -------       -------        -------
    Total dividends and distributions              0.79         0.72           0.75          0.71          0.75           0.71
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.05      $  9.59        $  9.05       $  9.59       $  9.05        $  9.59
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                    2.59%        3.23%          2.17%         3.13%         2.15%          3.12%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)         $     2      $     3        $     8       $     5       $     2        $     4
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
-------------------------------------------------------------------------------------------------------------------------------
  Expenses                                         1.11%        0.15%          1.53%         0.17%         1.49%          0.17%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                            7.84%        8.38%          7.42%         8.40%         7.46%          8.40%
-------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits              2.43%        3.59%          3.06%         3.98%         2.89%          3.98%
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits              6.52%        4.94%          5.89%         4.59%         6.06%          4.59%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             113%         136%           113%          136%          113%           136%
-------------------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista Strategic Income Fund.

**    Commencement of operations.

#     Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

--------------------------------------------------------------------------------
J.P. Morgan     HOW TO REACH US
--------------------------------------------------------------------------------


More information

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)2001 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                              J.P. Morgan


                              THIS PROSPECTUS OFFERS:
                              CLASS M SHARES


SHORT-TERM BOND FUND II


STRATEGIC INCOME FUND(R)


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    [LOGO]
                                    JP Morgan
                                    Fleming Asset Management

                                                 XXXX-1-201X

SHORT-TERM BOND FUND II


STRATEGIC INCOME FUND                                                          9


--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISERS                                                19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        21
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           21

BUYING FUND SHARES                                                            23

SELLING FUND SHARES                                                           24

EXCHANGING FUND SHARES                                                        25

OTHER INFORMATION CONCERNING THE FUNDS                                        25

DISTRIBUTIONS AND TAXES                                                       27

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SHORT-TERM BOND FUND II
--------------------------------------------------------------------------------


The Fund's Objective

The Fund seeks a high level of income consistent with preservation of capital.

The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be investment grade, which means a rating of Baa3 or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize

J.P. MORGAN SHORT-TERM BOND FUND II


diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Short-Term Bond Fund II.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards.


Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

J.P. MORGAN SHORT-TERM BOND FUND II


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class M shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.


The performance for the period before Class M shares were launched in July 1999 is based on the performance of Class A shares of the Fund. The actual returns of Class M shares would have been lower than those shown because Class M shares have higher expenses than Class A shares.


The calculations assume that all dividends and distributions are reinvested in the Fund.

Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-1999 are based upon the performance for Class A shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991         9.13%
1992         5.04%
1993         4.54%
1994         2.38%
1995         8.22%
1996         5.29%
1997         5.82%
1998         5.21%
1999         2.64%
2000         7.01%

--------------------------------------------------------------------------------
BEST QUARTER                                                               2.76%
--------------------------------------------------------------------------------

                                                               4th quarter, 1991

--------------------------------------------------------------------------------
WORST QUARTER                                                              0.10%
--------------------------------------------------------------------------------

                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000


                                     PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS M                              5.41%          4.87%         5.34%
--------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND
INDEX                                8.17%          5.95%         6.40%
--------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT
GRADE DEBT FUNDS INDEX               7.39%          5.52%         6.34%
--------------------------------------------------------------------------------

The performance for the Class M shares reflects the deduction of the maximum front end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                 MAXIMUM SALES CHARGE              MAXIMUM DEFERRED SALES
                 (LOAD) WHEN YOU BUY               CHARGE (LOAD) SHOWN AS
                 SHARES, SHOWN AS % OF THE         LOWER OF ORIGINAL PURCHASE
                 OFFERING PRICE(1)                 PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS M SHARES   1.50%                             NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------------------------
                                                                TOTAL ANNUAL
                       MANAGEMENT  DISTRIBUTION   OTHER         FUND OPERATING
Class of Shares        FEE         (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------------
CLASS M                0.25%       0.35%          0.69%         1.29%
--------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on expenses incurred during the most recent fiscal year.


#Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.18%, Distribution Fees are expected to be 0.28%, Other Expenses are expected to be 0.54% and Total Annual Fund Operating Expenses for are not expected to exceed 1.00%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

J.P. MORGAN SHORT-TERM BOND FUND II


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year

o you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 YEAR        3 YEARS     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
M CLASS SHARES          $279          $553        $847           $1,683
--------------------------------------------------------------------------------

J.P. MORGAN STRATEGIC INCOME FUND

The Fund's objective

The Fund seeks a high level of income.

The Fund's main investment strategy


The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are principally in the following market sectors:

o Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.


o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.


Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

Investment-grade securities are those rated Baa3 or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of

J.P. MORGAN STRATEGIC INCOME FUND

comparable quality. The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may purchase lower-rated high yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba3 or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.


The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.


In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will manage the portfolio's maturity according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreements or dollar rolls. The Fund will use leveraging only when the advisers believe that the use of leverage will provide a potentially higher return.

J.P. MORGAN STRATEGIC INCOME FUND


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.


Companies which issue high yield securities are often young and growing and have a lot of


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.The Fund's main investment risks

J.P. MORGAN STRATEGIC INCOME FUND

debt. High yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high yield securities is not as liquid as the markets for higher-rated securities. This means that it may be harder to sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.


Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high yield market are usually higher than investing in investment-grade securities. That's because the Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the United States, it is riskier than a fund that invests only in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.


Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. Because of that, these investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.


Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Securities which are rated Baa3 by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.


If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

J.P. MORGAN STRATEGIC INCOME FUND


Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class M has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.


The performance for the period before Class M shares were launched in October 1999 is based on the performance of Class B shares of the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund.

Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. YEAR-BY-YEAR RETURNS Past performance does not predict how this Fund will perform in the future.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M shares. If the load were reflected, the performance figures would have been lower.

The bar for 1999 is based upon the performance of the Class B shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1999         6.08%
2000         1.13%

--------------------------------------------------------------------------------
BEST QUARTER 2.65%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                             -0.70%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000
                                                                       SINCE
                                                                       INCEPTION
                                                PAST 1 YEAR            11/30/98
--------------------------------------------------------------------------------
CLASS M                                         -1.92%                 1.50%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                     11.63%                 5.14%
--------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX          -0.36%                 0.22%
--------------------------------------------------------------------------------

J.P. MORGAN STRATEGIC INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)             PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS M SHARES       3.00%                          NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
--------------------------------------------------------------------------------
CLASS M             0.50%          0.50%            1.10%#       2.10%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred during the most recent fiscal year.


#Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Other Expenses are expected to be 0.95% and Total Annual Fund Operating Expenses for are not expected to exceed 1.45%. That's because J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM(USA) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year

o you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
M CLASS SHARES                 $507        $938         $1,395        $2,658
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISERS
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) is the investment adviser to the Funds and makes its day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.

During the most recent fiscal year ended October 31, 2000, JPMFAM (USA) was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets of the Funds.

JPMFAM (USA) and State Street Research & Management Company (SSR) are the two sub-advisers to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. JPMFAM (USA) makes the day-to-day investment decisions for both Funds, except that SSR makes the day-to-day investment decisions for the portion of the Strategic Income Fund that is allocated to high yield securities of U.S. issuers (including convertible securities and preferred stock.) JPMFAM (USA) pays SSR a sub-advisory fee for their services. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center, Boston, Massachusetts 02111.

FUNDS' INVESTMENT ADVISERS

Portfolio Managers

Short-Term Bond Fund


The portfolio manager is H. Mitchell Harper, a Senior Vice President and Portfolio Manager at JPMFAM (USA). Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with JPMFAM (USA)since 1987. Previously, he worked at John Alden Life Insurance Co. from 1985-87 as Vice President, Portfolio Management. Prior to that, he was Vice President, Department Head--Investments at Bank Life & Casualty.


STRATEGIC INCOME FUND


Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at JPMFAM (USA), and Leonard Lovito, a Vice President and Senior Portfolio Manager at JPMFAM (USA), are responsible for the management of the Fund since its inception. Mr. Blessing joined JPMFAM (USA)in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined JPMFAM (USA) in 1998. Prior to joining JPMFAM (USA), from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed-income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.

Kim M. Peters, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since November 2000. Mr. Peters joined SSR in 1986 and manages other mutual fund and institutional accounts that invest in high yield and other securities.~

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Class M shares have a charge you pay when you invest.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS M SHARES

The initial sales charge is deducted directly from the money you invest. The public offering price of Class M shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


The following chart shows the sales charges for the Funds.

                                                           TOTAL SALES CHARGE

                                                         AS % OF THE    AS %
                                                         OFFERING       OF NET
                                                         PRICE          AMOUNT
FUND                                                     PER SHARE      INVESTED
--------------------------------------------------------------------------------
SHORT-TERM
BOND FUND II                                             1.50%          1.52%
--------------------------------------------------------------------------------
STRATEGIC
INCOME FUND                                              3.00%          3.04%
--------------------------------------------------------------------------------

JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It's a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Short-Term Bond Fund has adopted a Rule 12b-1 distribution and service plan under which it pays annual distribution fees of up to 0.35% of the average daily net assets attributed to Class M shares. The Strategic Income Fund has adopted a Rule 12b-1 distribution and service plan under which it pays annual distribution fees of up to 0.50% of the average daily net assets attributed to Class M shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


Under the 12b-1 distribution and service plans, the Funds have also entered into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class M shares of the Funds held by investors by the shareholder servicing agent. These fees are payable for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of Fund shares.

JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of each Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center

Call 1-800-~348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later.

                                   ----------


The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
--------------------------------------------------------------------------------
THE J.P. Morgan FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $1,000        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------

HOW YOUR ACCOUNT WORKS


Make your check out to J.P. Morgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.


If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You can not sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records. We charge $10 for each transaction by wire.


Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services for details.

                                   ----------


You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if you want to sell shares with a net asset value of $100,000 or more or you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares three ways:

Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J.P. Morgan account to another of the same class. Call the J.P. Morgan Funds Service Center for details.


                                   ----------

Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. ~


Other information concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and

HOW YOUR ACCOUNT WORKS


transfer instructions received by telephone. If someone trades on youraccount by telephone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


Each Fund may issue multiple classes of shares. This prospectus relates only to Class M shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes


The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends on a monthly basis. The Funds distribute the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN


You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-~348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-~348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one J.P. Morgan account to another on a regular basis. It's a free service.


FREE EXCHANGE PRIVILEGE


You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.


REINSTATEMENT PRIVILEGE

You can buy back Class M shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale.

What the terms mean


COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed-income securities. Collateralized mortgage obligations: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments. Distribution fee: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: the average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: a mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.


FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.
Liquidity: the ability to easily convert investments into cash without losing a significant amount of money in the process.


MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt. Mortgage-related securities: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.


OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.


REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: a type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.


SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements


VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.


YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class M share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the Statement of Additional Information (SAI). Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan Short-Term Bond Fund II*

                                                             Year     07/01/99**
CLASS M                                                     ended        Through
                                                         10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $  9.94       $  9.98
--------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                   0.54          0.16
    Net gains or losses in securities
    (both realized and unrealized)                         (0.05)        (0.04)
                                                         -------       -------
    Total from investment operations                        0.49          0.12

  Distributions to shareholders from:
    Dividends from net investment income                    0.54          0.16
    Distributions from capital gains                          --            --

    Total distributions                                     0.54          0.16
--------------------------------------------------------------------------------
Net asset value, end of period                           $  9.89       $  9.94
--------------------------------------------------------------------------------

TOTAL RETURN(1)                                             5.04%         1.26%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $    13       $     3
--------------------------------------------------------------------------------
Ratios to average net assets:#
  Expenses                                                  0.99%         0.97%
--------------------------------------------------------------------------------
  Net investment income                                     5.51%         4.72%
--------------------------------------------------------------------------------
  Expenses without waivers, reimbursements
  and earnings credits                                      1.73%         1.41%
--------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                       4.77%         4.28%
--------------------------------------------------------------------------------
Portfolio turnover rate                                      139%          302%
--------------------------------------------------------------------------------

   *Formerly Chase Short-Term Bond Fund.


  **Commencement of offering of class of shares.
   #Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end sales load.

J.P. Morgan Strategic Income Fund*

                                                             Year     10/28/99**
CLASS M                                                     ended        Through
                                                         10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $  9.59       $  9.64
--------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                   0.75          0.07
    Net gains or losses in securities
    (both realized and unrealized)                         (0.55)        (0.05)
                                                         -------       -------
    Total from investment operations                        0.20          0.02

  Distributions to shareholders from:
    Dividends from net investment income                    0.75          0.07
    Distributions from capital gains                          --            --
    Tax return of capital                                   0.01            --

    Total dividends and distributions                       0.76          0.07
------------------------------------------------------------------------------
Net asset value, end of period                           $  9.03       $  9.59
------------------------------------------------------------------------------

Total return(1)                                             2.10%         0.16%
================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $    16       $    12
------------------------------------------------------------------------------
Ratios to average net assets:#
  Expenses                                                  1.43%         0.17%
------------------------------------------------------------------------------
  Net investment income                                     7.52%         4.56%
--------------------------------------------------------------------------------
  Expenses without waivers, reimbursements
  and earnings credits                                      2.54%         3.73%
--------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                       6.41%         1.00%
--------------------------------------------------------------------------------
Portfolio turnover rate                                      113%          136%
--------------------------------------------------------------------------------


   *Formerly Chase Strategic Income Fund


  **Commencement of offering of class of shares
   #Short periods have been annualized
(1) Total return figures do not include the effect of any front-end sales load

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More Information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151(C)


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

2001 The Chase Manhattan Corporation. All Rights Reserved.         February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                               J.P. Morgan
                               Funds


SELECT GROWTH AND INCOME FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                    [LOGO]
                                    JP Morgan
                                    Fleming Asset Management

                                                                    PSSGI-1-201X

SELECT GROWTH AND INCOME FUND                                                  1

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT ADVISER                                                  8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        10
--------------------------------------------------------------------------------
BUYING FUND SHARES                                                            11

SELLING FUND SHARES                                                           11

OTHER INFORMATION CONCERNING THE FUNDS                                        12

DISTRIBUTIONS AND TAXES                                                       12

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUND                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       BACK COVER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investible assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invest at least 80% of its total net assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earning trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flow ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

J.P. MORGAN SELECT GROWTH AND INCOME FUND

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income- producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. government debt securities and investment-grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Select Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

J.P. MORGAN SELECT GROWTH AND INCOME FUND

In early 1999, the European Monetary Union implemented a new currency called the "euro", which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend upon the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN SELECT GROWTH AND INCOME FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, which contains large U.S. companies with low price-book ratios relative to the S&P 500, and the Lipper Multi-Cap Value Funds Index.

The performance data for the Fund before January 1998 is based on the historical performance of Institutional Class shares of the Growth and Income Fund, an investment company which invests all its investible assets in Growth and Income Portfolio.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The bars for 1991-1997 are based upon performance for Institutional Class shares of the Growth and Income Fund.

   [The following table was depicted as a bar chart in the printed material.]

1991        59.13%
1992        15.06%
1993        12.99%
1994        -3.41%
1995        27.55%
1996        19.86%
1997        30.07%
1998        14.94%
1999         8.79%
2000         1.18%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.98%
--------------------------------------------------------------------------------

                                                               1st quarter, 1991

--------------------------------------------------------------------------------
 WORST QUARTER                                                           -12.04%
--------------------------------------------------------------------------------
                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000
                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SHARES                                1.18%          14.53%        17.52%
--------------------------------------------------------------------------------
S&P 500/Barra VALUE INDEX             6.08%          16.81%        16.88%
--------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS INDEX    9.64%          13.69%        14.87%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                   MANAGEMENT      DISTRIBUTION   OTHER           FUND OPERATING
                   FEE             (12B-1) FEES   EXPENSES        EXPENSES
--------------------------------------------------------------------------------
                   0.40%           NONE           0.18%#          0.58%#
--------------------------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year.

#Restated from the most recent fiscal year to reflect current expense arrangements

The table does not reflect charges or credits that you may incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                                $59         $186        $324         $726
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser to the Fund and makes the day-to-day investment decision for the Fund. JPMFAM(USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM(USA) provides the Fund with investment advice and supervision. JPMFAM(USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.

During the most recent fiscal year ended, October 31, 2000, Chase was paid a management fee (net of waivers) of 0.40% as a percentage of average daily net assets of the Fund.

Portfolio Managers


Henry Lartigue, Chief Investment Officer at JPMFAM(USA), is responsible for asset allocation and investment strategy for JPMFAM(USA)'s U.S. domestic equity portfolios. He began his career as a securities analyst at JPMFAM(USA) in 1984. He then worked as an Equity Fund Manager until 1992. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase.


GROWTH AND INCOME FUND


Robert Heintz, Director of Equity Management, Research and Trading at JPMFAM(USA), and Steve O'Keefe, Portfolio Manager at JPMFAM(USA), are responsible for management of the Fund's portfolio. Mr. Heintz has worked at JPMFAM(USA) since 1983 in a variety of management positions. Before joining JPMFAM(USA) he worked at the Bank of New York as a Portfolio Manager. Mr. O'Keefe joined JPMFAM(USA) in 1989. Prior to joining JPMFAM(USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Who may buy these shares

Only qualified investors may buy shares. Qualified Fund investors are institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts. The financial institution must have an agreement with the Fund to buy and sell shares.

Financial institutions may set other eligibility requirements, including minimum investments. They must maintain at least $5 million in an account with the Fund on behalf of their clients. The Fund may refuse to sell Fund shares to any institution.

Buying Fund shares

Through your financial institution

Tell Chase or your financial institutution may impose different minimum investments and earlier deadlines to buy shares. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. If the account administrator at your financial institution receives your order in proper form before the New York Stock Exchange closes regular trading (or the institution's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Fund before it closes for business, your order will be confirmed at that day's net asset value. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time.) The Fund generally values its assets at its market value but may use fair value if market prices are unavailable.

You can buy shares on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

The Fund will not issue certificates for shares.

Selling Fund shares

Through your financial institution

Tell your financial institution which Fund you want to sell. You must supply the names of the registered shareholders on your account and your account number. Your financial institution is responsible for sending the Fund all necessary documents and may charge you for this service.


You can sell some or all of your shares on any day the J.P. Morgan Select Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the J.P. Morgan Funds Service Center receives your order in proper form from your financial institution. If the Fund receives your order before the New York Stock Exchange closes regular trading, you will receive that day's net asset value.


The Fund generally sends proceeds of the sale in federal funds to your financial institution on the business day after the Fund receives your request in proper form.

Under unusual circumstances, the Fund may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit.

HOW YOUR ACCOUNT WORKS

Other information concerning the Fund

You may authorize your financial institution to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your financial institution has a responsibility to take all reasonable precautions to confirm that the instructions are genuine. If your financial institution fails to use such reasonable precautions, it may be liable for any losses due to unauthorized or fraudulent instructions. Investors agree, however, that they will not hold the Fund or their financial institution or any of their agents liable for any losses or expenses arising from any sales request, if reasonable precautions are taken.

Your financial institution may offer other services. These could include special procedures for buying and selling Fund shares, such as pre-authorized or systematic buying and selling plans. Each financial institution may establish its own terms and conditions for these services.


JPMFAM(USA) and its affiliates and the Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

JPM Fund Distributors, Inc. (JPM), a subsidiary of The BISYS Group, Inc., is the Fund's distributor. JPM is unaffiliated with Chase.


Distributions and taxes

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Fund distributes net capital gain at least annually. You have three options for your distributions. You may

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If your financial institution does not offer distribution reinvestment or if you don't select an option when you open your account, we'll pay all distributions in cash. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

HOW YOUR ACCOUNT WORKS

What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as it's financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the period since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Share.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan Select Growth and Income Fund


                                                                          Year       Year   1/6/98**
                                                                         ended      ended    through
PER SHARE OPERATING PERFORMANCE                                       10/31/00   10/31/99   10/31/98
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                    $ 48.88    $ 43.51    $ 42.00
----------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                 0.49       0.53       0.38
    Net gains or losses in securities (both realized and unrealized)      4.18       5.37       1.47
                                                                       -------    -------    -------
    Total from investment operations                                      4.67       5.90       1.85

  Less distributions:
    Dividends from net investment income                                  0.11       0.53       0.34
    Distributions from capital gains                                      0.45         --         --
                                                                       -------    -------    -------
    Total distributions                                                   0.56       0.53       0.34
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 52.99    $ 48.88    $ 43.51
----------------------------------------------------------------------------------------------------

TOTAL RETURN                                                              9.63%     13.57%      4.38%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $   531    $   553    $   518
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets#:
    Expenses                                                              0.60%      0.59%      0.61%
    Net investment income                                                 0.92%      1.08%      1.04%
----------------------------------------------------------------------------------------------------

  * Formerly Chase Vista Select Growth and Income Fund.


 ** Commencement of operations.
  # Short periods have been annualized.

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the Internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151




J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039


(C) 2001 All Rights Reserved.                                      February 2000

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

H&Q TECHNOLOGY
FUND


J.P. Morgan


THIS PROSPECTUS OFFERS:

CLASS A, CLASS B AND CLASS C SHARES

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------





                                       [LOGO] JP Morgan Fleming Asset Management

                                                                     PRH&Q-1-201

--------------------------------------------------------------------------------

H&Q TECHNOLOGY FUND                                                            1
--------------------------------------------------------------------------------
THE FUND'S INVESTMENT ADVISER                                                  9
--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        11
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           11
BUYING FUND SHARES                                                            13
SELLING FUND SHARES                                                           15
OTHER INFORMATION CONCERNING THE FUND                                         16
DISTRIBUTIONS AND TAXES                                                       18

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN H&Q TECHNOLOGY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks capital growth over the long term.

The Fund's main investment strategy


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.


Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund's advisers do quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and

J.P. MORGAN H&Q TECHNOLOGY FUND


growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the advisers may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The advisers will also seek to identify companies whose products are targeted to markets which the advisers expect to grow at a high rate such as the communications and internet-related sectors. The advisers' research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Convertible securities are not expected to be a significant portion of the Fund's assets.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.


The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.


The Fund may invest in derivatives, which are financial instruments whose value is based on

FREQUENCY OF TRADING

The fund may trade securities actively, which would increase transaction costs (and lower performance) and increase your taxable dividends.

another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN H&Q TECHNOLOGY FUND


The Funds' main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the H&Q Technology Fund.


The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.


The Fund may not achieve its objective if companies that the advisers believe will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the

J.P. MORGAN H&Q TECHNOLOGY FUND


value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

Fund's past performance

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE(1)             PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES        5.75%                         NONE
--------------------------------------------------------------------------------
CLASS B SHARES        NONE                          5.00%
--------------------------------------------------------------------------------
CLASS C SHARES        NONE                          1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                    MANAGEMENT    DISTRIBUTION       OTHER        FUND OPERATING
CLASS OF SHARES     FEE           (12B-1) FEE        EXPENSES     EXPENSES
--------------------------------------------------------------------------------
CLASS A             0.75%         0.25%              2.25%#       3.25%#
--------------------------------------------------------------------------------
CLASS B             0.75%         0.75%              2.25%#       3.75%#
--------------------------------------------------------------------------------
CLASS C             0.75%         0.75%              2.25%#       3.75%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.00%. Distribution Fees for Class A, Class B and Class C shares are expected to be 0.00%, 0.50% and 0.50%, respectively, Other Expenses are expected to be 1.85% and Total Annual Fund Operating Expenses for Class A, Class B and Class C shares are not expected to exceed 1.85%, 2.35% and 2.35% respectively. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN H&Q TECHNOLOGY FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000
o     you sell all your shares at the end of the period
o     your investment has a 5% return each year
o     you reinvest all your dividends, and
o     the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $884          $1,518         $2,175        $3,920
--------------------------------------------------------------------------------
CLASS B SHARES**            $877          $1,446         $2,134        $3,885***
--------------------------------------------------------------------------------
CLASS C SHARES**            $477          $1,146         $1,934        $3,993
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
CLASS B SHARES              $377          $1,146         $1,934        $3,885***
CLASS C SHARES              $377          $1,146         $1,934        $3,993


  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co.) (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 23, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). Chase was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets of the Fund.

Chase H&Q provides significant investment research to JPMFAM (USA) for the Fund. It is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Chase H&Q is located at One Bush Street, San Francisco, CA 94104.

FUND'S INVESTMENT ADVISER

The Portfolio Managers


Henry Lartigue, Chief Investment Officer at JPMFAM (USA), since August 1999, is responsible for asset allocation and investment strategy for JPMFAM (USA) domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at JPMFAM (USA) in 1984. Mr. Lartigue then worked as an independent registered adviser, from July 1992 to June 1994, when he returned to JPMFAM
(USA) to become the Chief Investment Officer of another JPMFAM (USA) subsidiary.


H&Q TECHNOLOGY FUND


Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You must pay a sales charge to buy shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. If you invest in Class A shares, you must pay a sales charge when you invest. Class B shares have a deferred sales charge. You pay no charge when you buy the Class B shares, but you may have to pay a charge when you sell the shares, depending on how long you hold your investment in them. Class C shares also have a deferred sales charge that you are required to pay if you sell your shares within one year of buying them.


There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

                      TOTAL SALES CHARGE

                     AS % OF THE    AS %
                     OFFERING       OF NET
AMOUNT OF            PRICE          AMOUNT
INVESTMENT           PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             5.75%          6.10%
--------------------------------------------
$100,000 BUT
UNDER $250,000       3.75%          3.90%
--------------------------------------------
$250,000 BUT
UNDER $500,000       2.50%          2.56%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     2.00%          2.04%
--------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR         DEFERRED SALES CHARGE
----------------------------------
1            5%
----------------------------------
2            4%
----------------------------------
3            3%
----------------------------------
4            3%
----------------------------------
5            2%
----------------------------------
6            1%
----------------------------------
7            NONE
----------------------------------
8            NONE
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL


JPM Fund Distributors Inc. (JPM) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares, up to 0.75% of the average daily net assets attributed to Class B shares and up to 0.75% of the average daily net assets attributed to Class C shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative that you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center


Call 1-800-348-4782

HOW YOUR ACCOUNT WORKS

Or

Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. See more on the Systematic Investment Plan later in this document.

                                   ----------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The Fund may invest in securities which are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other United States holidays on which the Fund does not price. As a result, the Fund's portfolio may trade and its NAV may fluctuate significantly on days when the investor has no access to the Fund.


The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS

TYPE OF          INITIAL     ADDITIONAL
ACCOUNT          INVESTMENT  INVESTMENTS
----------------------------------------
REGULAR
ACCOUNT          $2,500      $100
----------------------------------------
SYSTEMATIC
INVESTMENT
PLAN             $1,000      $100
----------------------------------------
IRAS             $1,000      $100
----------------------------------------
SEP-IRAS         $1,000      $100
EDUCATION
----------------------------------------
IRAS             $  500      $100
----------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than

15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.


Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.


If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative


Tell your representative that you want to sell Fund shares. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center


Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Fund shares by phone, we'll send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                                   ----------


You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

HOW YOUR ACCOUNT WORKS

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares three ways:

Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center


Call 1-800-348-4782 to ask for details.

Through a Systematic Exchange Plan


You can automatically exchange money from one J.P. Morgan account to another of the same class. Call the J.P. Morgan Funds Service Center for details.


                                   ----------


If you exchange Class B shares of the Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.


You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Fund

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Fund has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Fund held by investors by the shareholder servicing agent.

JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.


The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


JPMFAM (USA) and its affiliates and the Fund and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract or by law. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

HOW YOUR ACCOUNT WORKS

Distributions and taxes

The Fund can earn income and can realize capital gain. The Fund deducts any expenses then pay out these earnings to shareholders as distributions.

The Fund will distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN


You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account. You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Vista account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE


You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.


REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The table set forth below provide selected per share data and ratios for one Class A share, one Class B share and one Class C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS


J.P. Morgan H&Q Technology Fund*

                                                                CLASS A      CLASS B      CLASS C
                                                             09/20/00**   09/20/00**   09/20/00**
                                                                Through      Through      Through
                                                               10/31/00     10/31/00     10/31/00
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.00       $10.00       $10.00
--------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment loss                                              --        (0.01)       (0.01)
    Net losses on investments
    (both realized and unrealized)                                (1.83)       (1.83)       (1.82)

    Total from investment operations                              (1.83)       (1.84)       (1.83)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 8.17       $ 8.16       $ 8.17
--------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                                  (18.30%)     (18.40%)     (18.30%)
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    6       $    5       $    1
--------------------------------------------------------------------------------------------------
Ratios to average net assets#:
--------------------------------------------------------------------------------------------------
    Expenses                                                       1.83%        2.33%        2.34%
    Net investment income                                         (0.71%)      (1.21%)      (1.22%)
    Expenses without waivers and reimbursements                    3.22%        3.72%        3.73%
    Net investment income without waivers and reimbursements      (2.10%)      (2.60%)      (2.61%)
    ----------------------------------------------------------------------------------------------
Portfolio turnover rate                                               0%           0%           0%
--------------------------------------------------------------------------------------------------

  *   Formerly Chase Fleming H&Q Technology Fund.

 **   Commencement of operations.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #   Short periods have been annualized.

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


J.P. Morgan Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

--------------------------------------------------------------------------------


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)2001 The Chase Manhattan Corporation. All Rights Reserved.      February 2001

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                             Chase Vista
                                             Bond Fund


BOND FUND                                    THIS PROSPECTUS OFFERS:


                                             CLASS A AND CLASS B SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                            ------------------------------------
                                            [LOGO] CHASE
                                            ------------------------------------
                                            THE RIGHT RELATIONSHIP IS EVERYTHING


                                                                      PSBD-1-201

BOND FUND                                                                      1

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                  9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        11
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           11

BUYING FUND SHARES                                                            13

SELLING FUND SHARES                                                           14

EXCHANGING FUND SHARES                                                        15

OTHER INFORMATION CONCERNING THE FUNDS                                        16

DISTRIBUTIONS AND TAXES                                                       17

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REACH US                                                       Back cover
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHASE VISTA BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy


The Fund invests mainly in investment-grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., (Moody's) Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. These include unrated securities of comparable quality.

The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.


The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety

CHASE VISTA BOND FUND

of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the

FREQUENCY OF TRADING


The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

actual maturities according to changes in the market.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

CHASE VISTA BOND FUND

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.


The value of fixed-income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

payments or earning interest. As a result, the value of some classes in which the Fund invests is more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not fulfill its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

CHASE VISTA BOND FUND

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

The performance for the period before Class A and Class B shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A and Class B shares would have been lower than shown because Class A and Class B shares have higher expenses than Institutional Class shares.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-1996 are based on the performance for the Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991           15.34%

1992            7.13%

1993           10.38%

1994           -3.17%

1995           18.88%

1996            2.03%

1997            9.93%

1998            7.45%

1999           -1.56%

2000           10.50%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.38%
--------------------------------------------------------------------------------

                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.81%
--------------------------------------------------------------------------------

                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS


For the periods ending December 31, 2000

                                     PAST 1 YEAR     PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                        5.56%          4.60%         6.99%
--------------------------------------------------------------------------------
CLASS B SHARES                        4.67%          4.64%         7.17%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          11.63%          6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                          10.31%          5.49%         7.72%
--------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                            (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                            SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                            OFFERING PRICE(1)          PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES              4.50%                      NONE
--------------------------------------------------------------------------------
CLASS B SHARES              NONE                       5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                  MANAGEMENT      DISTRIBUTION   OTHER           FUND OPERATING
                  FEE             (12B-1) FEES   EXPENSES        EXPENSES
--------------------------------------------------------------------------------
CLASS A           0.30%           0.25%          0.85%           1.40%
--------------------------------------------------------------------------------
CLASS B           0.30%           0.75%          0.85%           1.90%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on expenses incurred in the most recent fiscal year.

# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Distribution Fees for Class A Shares are expected to be 0.15%, Other Expenses are expected to be 0.60% for Class A shares and 0.75% for Class B shares and the Total Annual Fund Operating Expenses are expected not to exceed 0.75% for Class A shares and 1.50% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

CHASE VISTA BOND FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o     you invest $10,000,

o     you sell all your shares at the end of the period,

o     your investment has a 5% return each year,

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                $586        $873        $1,181       $2,054
--------------------------------------------------------------------------------
CLASS B SHARES**               $693        $897        $1,226       $2,092***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES**               $193        $597        $1,026       $2,092***
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted shares are sold.


*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended October 31, 2000, Chase was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets of the Fund.

FUNDS' INVESTMENT ADVISER



PORTFOLIO MANAGERS

BOND FUND

The portfolio manager is Timothy Neuman, Head of the Taxable Core Investment Group at Chase. Mr. Neuman has been responsible for the Fund since February 2001. Mr. Neuman has been in the active management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neuman was a portfolio manager for Lehman Brothers Global Asset Management mortgage backed securities accounts. Prior to Lehman, he managed fixed income at Allstate Insurance.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges


You will have to pay a sales charge to buy shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may choose to invest in one of two different classes of shares in the Fund. The Bond Fund is available in either Class A or Class B shares, as described in this prospectus.

Different charges are associated with each class of shares:

o If you choose to invest in Class A shares, you must pay a sales charge when you invest.

o If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.


The following chart shows the sales charge for the Bond Fund.


                    TOTAL SALES CHARGE

                  AS % OF THE     AS %
                  OFFERING        OF NET
AMOUNT OF         PRICE           AMOUNT
INVESTMENT        PER SHARE       INVESTED
------------------------------------------
LESS THAN
$100,000          4.50%           4.71%
------------------------------------------
$100,000 BUT
UNDER $250,000    3.75%           3.90%
------------------------------------------
$250,000 BUT
UNDER $500,000    2.50%           2.56%
------------------------------------------
$500,000 BUT
UNDER $1 MILLION  2.00%           2.04%
------------------------------------------

There is no sales charge for investments of $1 million or more.


CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


YEAR        DEFERRED SALES CHARGE
------------------------------------------
1           5%
------------------------------------------
2           4%
------------------------------------------
3           3%
------------------------------------------
4           3%
------------------------------------------
5           2%
------------------------------------------
6           1%
------------------------------------------
7           NONE
------------------------------------------
8           NONE
------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.


The Bond Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the amount you intend to buy and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge, you may consider buying Class B shares.


Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.


You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual operating expenses deducted from the Fund's assets for each fund.


Your investment representative may be able to advise you about the best class of shares for you.

Buying Fund shares


You can buy shares in one of three ways:


Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the Chase Vista Funds Service Center

Call 1-800-348-4782


Or

Complete the application form and mail it along with a check for the amount you want to invest to:


Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Investment Plan


You can make regular automatic purchases of at least $100. Systematic Investment Plan is discussed in detail later.


                                    --------


Whether you choose Class A or Class B shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Vista Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Chase Vista Funds Service Center accepts purchase orders on any

HOW YOUR ACCOUNT WORKS


business day that the New York Stock Exchange is open. Normally, if the Chase Vista Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


THE CHASE VISTA FUNDS SERVICE CENTER
------------------------------------
1-800-348-4782
------------------------------------


MINIMUM INVESTMENTS

----------------------------------------
TYPE OF        INITIAL       ADDITIONAL
ACCOUNT        INVESTMENT    INVESTMENTS
----------------------------------------
REGULAR
ACCOUNT        $2,500        $100
----------------------------------------
SYSTEMATIC
INVESTMENT
PLAN           $1,000        $100
----------------------------------------
IRAs           $1,000        $100
----------------------------------------
SEP-IRAs       $1,000        $100
----------------------------------------
EDUCATION
IRAs           $  500        $100
----------------------------------------


Make your check out to Chase Vista Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the Chase Vista Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A shares unless you request them and they will not issue certificates for Class B shares.


Selling Fund shares


You can sell your shares in one of three ways:


Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we will send it by wire only to a bank account on our records.

We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:


Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services.


You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if: "you want to sell shares with a net asset value of $100,000 or more" you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares three ways:

Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.


                                    --------


If you exchange Class B shares of a Fund for class B shares of another Chase Vista Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made

HOW YOUR ACCOUNT WORKS


the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds


We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Fund has an agreement with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B shares of the Fund held by investors by the shareholder servicing agent.

JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of each Fund attributable to shares of the Funds held by customers of those share holder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Bond Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Bond Fund declares dividends on a monthly basis. The Fund distributes the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Bond Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Bond Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN


Regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account. You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


Make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


Transfer assets automatically from one Chase Vista Fund account to another on a regular basis. It's a free service.


FREE EXCHANGE PRIVILEGE


Exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.


REINSTATEMENT PRIVILEGE


You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B shares.

WHAT THE TERMS MEAN

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements

VALUE APPROACH: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A share and one Class B share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.


The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

Chase Vista Bond Fund

                                                     Year             Year             Year            Year         5/6/96*
CLASS A                                             ended            ended            ended           ended         through
                                                 10/31/00         10/31/99         10/31/98        10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $ 10.18          $ 10.96          $ 10.82         $ 10.71         $ 10.39
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                             0.62             0.55             0.59            0.63            0.29
   Net gains or losses in securities
   (both realized and unrealized)                   (0.06)           (0.62)            0.27            0.33            0.31

   Total from investment operations                  0.56            (0.07)            0.86            0.96            0.60

  Less distributions:
   Dividends from net investment income              0.62             0.55             0.58            0.64            0.28
   Distributions from capital gains                    --             0.16             0.14            0.21              --

   Total distributions                               0.62             0.71             0.72            0.85            0.28
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 10.12          $ 10.18          $ 10.96         $ 10.82         $ 10.71
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                     5.73%           (0.66%)           8.22%           9.45%           5.95%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets end of period (in millions)            $    28          $    35          $    33         $    26         $     1
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                  0.75%            0.75%            0.77%           0.92%           0.90%#
---------------------------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                  6.25%            5.25%            5.44%           6.11%           5.75%#
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                  1.48%            1.42%            1.52%           1.61%           2.39%#
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                   5.52%            4.58%            4.69%           5.42%           4.26%#
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              175%             283%             329%            823%            122%
---------------------------------------------------------------------------------------------------------------------------


*     Commencement of offering of class of shares.

#     Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

Chase Vista Bond Fund


                                                    Year             Year             Year            Year         5/6/96*
CLASS B                                            ended            ended            ended           ended         through
                                                10/31/00         10/31/99         10/31/98        10/31/97        10/31/96
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 10.21          $ 11.00          $ 10.87         $ 10.76         $ 10.39
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                            0.55             0.48             0.50            0.58            0.23
   Net gains or losses in securities
   (both realized and unrealized)                  (0.05)           (0.63)            0.27            0.32            0.37

   Total from investment operations                 0.50            (0.15)            0.77            0.90            0.60

  Less distributions:
   Dividends from net investment income             0.55             0.48             0.50            0.58            0.23
   Distributions from capital gains                   --             0.16             0.14            0.21              --

   Total distributions                              0.55             0.64             0.64            0.79            0.23
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 10.16          $ 10.21          $ 11.00         $ 10.87         $ 10.76
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                    5.04%           (1.46%)           7.33%           8.32%           6.12%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets end of period (in millions)           $     4          $     4          $     4         $     1         $     1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                 1.50%            1.50%            1.55%           1.64%           1.65%#
--------------------------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                 5.50%            4.50%            4.63%           5.26%           4.97%#
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                 1.98%            1.92%            2.00%           2.07%           2.93%#
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                  5.02%            4.08%            4.18%           4.83%           3.69%#
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             175%             283%             329%            823%            122%
--------------------------------------------------------------------------------------------------------------------------


(1) Total return figures do not include the effect of any front-end or deferred sales load.

*     Commencement of offering of class of shares.

#     Short periods have been annualized.

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information


You'll find more information about the Fund in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS


Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

Chase Vista Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through J.P. Morgan & Co. or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


(C) 2001 The Chase Manhattan Corporation. All Rights Reserved.     February 2001

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------


                                        Chase Vista
                                        Bond Funds


BOND FUND                               THIS PROSPECTUS OFFERS:

                                        INSTITUTIONAL CLASS SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                        ----------------------------------------
                                        [LOGO] CHASE
                                        ----------------------------------------

                                        THE RIGHT RELATIONSHIP IS EVERYTHING.(R)


                                                                    PSBDI-1-201X

BOND FUND                                                                      1

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER                                                  8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        10
--------------------------------------------------------------------------------

BUYING FUND SHARES                                                            10

SELLING FUND SHARES                                                           11

OTHER INFORMATION CONCERNING THE FUNDS                                        12

DISTRIBUTIONS AND TAXES                                                       13

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HOW TO REACH US                                                       BACK COVER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

Chase Vista Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


(C) 2001 The Chase Manhattan Corporation. All Rights Reserved.     February 2001


--------------------------------------------------------------------------------

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

--------------------------------------------------------------------------------
CHASE VISTA BOND FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

The Fund's main investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. These include unrated securities of comparable quality.


The Fund may also invest in debt securities rated Baa(3) or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread

CHASE VISTA BOND FUND

the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics or the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

CHASE VISTA BOND FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

CHASE VISTA BOND FUND

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

1991        15.34%
1992         7.13%
1993        10.38%
1994        -3.17%
1995        18.88%
1996         2.56%
1997        10.38%
1998         7.64%
1999        -1.23%
2000        10.73%

--------------------------------------------------------------------------------
BEST QUARTER                                                               6.38%
--------------------------------------------------------------------------------

                                                               2nd quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -2.81%
--------------------------------------------------------------------------------

                                                               1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES           10.73%         5.91%          7.66%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          11.63%         6.46%          7.96%
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                          10.31%         5.49%          7.72%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                     MANAGEMENT    DISTRIBUTION     OTHER         FUND OPERATING
CLASS OF SHARES      FEE           (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                0.30%         NONE             0.75%#        1.05%#
--------------------------------------------------------------------------------


*     The table is based on expenses incurred in the most recent fiscal year.
# Restated from the most recent fiscal year to reflect current expense arrangements.


The actual Management Fee is currently expected to be 0.00%, Other Expenses are expected to be 0.60% and the Total Annual Fund Operating Expenses are expected not to exceed 0.60%. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period
o     your investment has a 5% return each year
o     you reinvest all your dividends, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         $107        $334        $579         $1,283
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended October 31, 2000, Chase was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets of the Fund.

Portfolio managers

BOND FUND

The portfolio manager is Timothy Neuman, Head of the Taxable Core Investment Group at Chase. Mr. Neuman has been responsible for the Fund since February 2001. Mr. Neuman has been in the active management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neuman was a portfolio manager for Lehman Brothers Global Asset Management mortgage backed securities accounts. Prior to Lehman, he managed fixed income at Allstate Insurance.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy institutional shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the Chase Vista Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the Chase Vista Funds Service Center at 1-800-62-CHASE

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other Chase Vista Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

Selling Fund shares

When you sell your shares you'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the Chase Vista Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

Through your financial service firms

Tell your firm which Funds you want to sell. They'll send all necessary documents to the Chase Vista Funds Service Center.

Through the Chase Vista Funds Service Center

Call 1-800-62-CHASE. We'll send the proceeds by wire only to the bank account on our records. We charge $10 for each transaction by wire.

Exchanging Shares

You can exchange your Institutional shares for shares in certain other Chase Vista Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to

HOW YOUR ACCOUNT WORKS

buy before making an exchange. Call 1-800-62-CHASE for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative.

Other information concerning the Funds

We may close your account if the balance in all Chase Vista Funds (except money market funds) falls below $1,000,000. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMFAM (USA).


The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of the Funds held by investors serviced by the shareholder servicing agent.


Chase and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The Bond Fund declares dividends monthly. The Fund distributes the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

HOW YOUR ACCOUNT WORKS

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

What the terms mean

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements. Value approach: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

Chase Vista Bond Fund


                                               Year          Year          Year         Year         Year
INSTITUTIONAL CLASS                           ended         ended         ended        ended        ended
                                           10/31/00      10/31/99      10/31/98     10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $10.16        $10.94        $10.82       $10.71       $10.91
---------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                       0.64          0.58          0.62         0.68         0.67
   Net gains or losses in securities
   (both realized and unrealized)             (0.05)        (0.62)         0.26         0.32        (0.15)
                                             ------        ------        ------       ------       ------

   Total from investment operations            0.59         (0.04)         0.88         1.00         0.52

  Less distributions:

   Dividends from net investment income        0.64          0.58          0.62         0.68         0.66
   Distributions from capital gains              --          0.16          0.14         0.21         0.06
                                             ------        ------        ------       ------       ------

   Total distributions                         0.64          0.74          0.76         0.89         0.72
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.11        $10.16        $10.94       $10.82       $10.71
---------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   6.07%        (0.42%)        8.42%        9.93%        4.90%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $   13        $   23        $   21       $   18       $   18
---------------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                             0.53%         0.50%         0.50%        0.50%        0.36%
---------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                          6.46%         5.50%         5.72%        6.42%        6.23%
---------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                             1.14%         1.14%         1.20%        1.17%        0.87%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets              5.85%         4.86%         5.02%        5.75%        5.72%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         175%          283%          329%         823%         122%
---------------------------------------------------------------------------------------------------------

                               J.P. MORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001



                              CAPITAL GROWTH FUND
                                   FOCUS FUND
                             GROWTH AND INCOME FUND
                             LARGE CAP EQUITY FUND
                         SELECT GROWTH AND INCOME FUND
                            SHORT TERM BOND FUND II
                             SMALL CAP EQUITY FUND
                             DYNAMIC SMALL CAP FUND
                             STRATEGIC INCOME FUND
                           U.S. TREASURY INCOME FUND



          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Capital Growth Fund, Focus Fund, Growth and Income Fund, Large Cap Equity Fund, Select Growth and Income Fund, Short-Term Bond Fund II, Small Cap Equity Fund, Dynamic Small Cap Fund, Strategic Income Fund and U.S. Treasury Income Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:



    1-800-348-4782
    J.P. Morgan Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64141


                                                                     MFG-SAI-200

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    4
Performance Information...........................   25
Determination of Net Asset Value..................   33
Purchases, Redemptions and Exchanges..............   33
Distributions; Tax Matters........................   38
Management of the Trust and the Funds or
  Portfolios......................................   43
Independent Accountants...........................   57
Certain Regulatory Matters........................   57
General Information...............................   58
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS


    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."



    The Growth and Income Fund and Capital Growth Fund converted to a master fund/feeder fund structure in December 1993. The Select Growth and Income Fund was formed with a master fund/feeder fund structure. Under this structure, each of these Funds seeks to achieve its investment objective by investing all of its investable assets in an open-end management investment company which has the same investment objective as that Fund. Growth and Income Fund and Select Growth and Income Fund invest in Growth and Income Portfolio. Capital Growth Fund invests in Capital Growth Portfolio. The Growth and Income Portfolio and the Capital Growth Portfolio are hereafter collectively referred to as the "Portfolios". Growth and Income Portfolio and Capital Growth Portfolio are each a New York trust with its principal office in New York. Certain qualified investors, in addition to a Fund, may invest in a Portfolio. For purposes of this Statement of Additional Information, any information or references to the Portfolios refer to the operations and activities after implementation of the master fund/feeder fund structure.



    Effective February   , 2001, the following Funds were renamed with the
approval of the Board of Trustees of the Trust:



                    FUND                                        FORMER NAME
J.P. Morgan Capital Growth Fund
 (Capital Growth Fund)                         Chase Vista Capital Growth Fund
J.P. Morgan Focus Fund (Focus Fund)            Chase Vista Focus Fund
J.P. Morgan Growth and Income Fund (Growth
 and Income Fund)                              Chase Vista Growth and Income Fund
J.P. Morgan Large Cap Equity Fund (Large Cap
 Equity Fund)                                  Chase Vista Large Cap Equity Fund
J.P. Morgan Select Growth and Income Fund
 (Select Growth and Income Fund)               Chase Vista Select Growth and Income Fund
J.P. Morgan Short-Term Bond Fund II (Short-
 Term Bond Fund II)                            Chase Vista Short-Term Bond Fund
J.P. Morgan Small Cap Equity Fund (Small Cap
 Equity Fund)                                  Chase Vista Small Cap Equity Fund
J.P. Morgan Dynamic Small Cap Fund (Dynamic
 Small Cap Fund)                               Chase Vista Small Cap Opportunities Fund
J.P. Morgan Strategic Income Fund (Strategic
 Income Fund)                                  Chase Vista Strategic Income Fund
J.P. Morgan U.S. Treasury Income Fund (U.S.
 Treasury Income Fund)                         Chase Vista U.S. Treasury Income Fund



    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. In the case of the Portfolios, separate Boards of Trustees provide broad supervision. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds (other than the Growth and Income Fund, Capital Growth Fund and Select Growth and Income Fund, which do not have their own advisers) and the two Portfolios. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds, and is the administrator of the Portfolios. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers. Similarly, a majority of the Trustees of the Portfolios are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS
                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund and Portfolio. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"),
Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.


    U.S. GOVERNMENT SECURITIES. All the Funds and Portfolios may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of a U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund or Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund and Portfolio investing in such securities normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.


    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund or Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.



    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.



    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.



    DEPOSITARY RECEIPTS. The Equity Funds and Portfolios may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts (collectively, "Depositary Receipts"). The Funds and Portfolios treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.



    SUPRANATIONAL OBLIGATIONS. The Growth and Income Portfolio and the Strategic Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.



    MONEY MARKET INSTRUMENTS. Each Fund and Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. government Securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund or Portfolio and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    PREFERRED STOCK. Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.


    INVESTMENT-GRADE DEBT SECURITIES. The Short Term Bond Fund II, the Strategic Income Fund, the U.S. Treasury Income Fund and the Growth and Income Portfolio may invest in investment-grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.



    REPURCHASE AGREEMENTS. All the Funds and Portfolios may enter into repurchase agreements. A Fund or Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund or Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Fund or Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund or Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund or Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund or Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' and Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


    FORWARD COMMITMENTS. All the Funds and Portfolios may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's or Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund or Portfolio consisting of cash or liquid securities equal to the amount of such Fund's or Portfolio's commitments securities will be established at such Fund's or Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund or Portfolio.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's or Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund or Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund or Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.


    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Short Term Bond, the Strategic Income Fund and the U.S. Treasury Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.



    The securities in which certain Funds and Portfolios may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund or Portfolio an undivided interest in the security in the proportion that the Fund's or Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund or Portfolio.



    A Fund or Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's or Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund or Portfolio. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund or Portfolio will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds and Portfolios retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund or Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's or Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds and Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds and Portfolios may subscribe. Although these instruments may be sold by a Fund or Portfolio, it is intended that they be held until maturity.


    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's or Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities.

Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.



    INVERSE FLOATERS AND INTEREST RATE CAPS. The Short-Term Bond Fund and the Strategic Income Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.


    BORROWINGS. Each Fund and Portfolio may borrow money from banks for temporary or short-term purposes. But, none of the Funds or Portfolios, except for the Strategic Income Fund, may borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund and Portfolio may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund or Portfolio with an agreement to repurchase the securities at an agreed upon price and date. Each Fund and Portfolio may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund or Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund or Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund or Portfolio is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund and Portfolio, except the U.S. Treasury Fund, may invest up to 10% of their total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.



    Each Fund and Portfolio, except for the Focus Fund, may invest in stripped obligations. However, whereas the Short-Term Bond Fund and the Strategic Income Fund can invest in all stripped obligations, the U.S. Treasury Income Fund, the Small Cap Opportunities Fund, the Small Cap Equity Fund, the Large Cap Equity Fund, the Growth and Income Portfolio and the Capital Growth Portfolio may invest up to 20% of their total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. government.



    The Short-Term Bond Fund II, the U.S. Treasury Income Fund and the Strategic Income Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund or Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


    The Short-Term Bond Fund II and the Strategic Income Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund or Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's or Portfolio's distribution obligations.


    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund and Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act
("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund or Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.


    CONVERTIBLE SECURITIES. The Strategic Income Fund, the Capital Growth Fund, the Focus Fund, the Growth and Income Fund, the Large Cap Equity Fund, the Select Growth and Income Fund, the Small Cap Equity Fund and the Dynamic Small Cap Fund (the "Equity Funds") and Portfolios, except for the Focus Fund, may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate for common or preferred stock.


    STAND-BY COMMITMENTS. Each Fund and Portfolio may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund or Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund or Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund or Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.


    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund and Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's or Portfolio's total assets. In connection with such loans, a Fund or Portfolio will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund or Portfolio can increase its income through the investment of such collateral. A Fund or Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund or Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund or Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund or Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Advisers to be of good standing and will not be made unless, in the judgment of the Advisers, the consideration to be earned from such loans justifies the risk.



    REAL ESTATE INVESTMENT TRUSTS. Funds listed on p. 10 may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.


    DIVERSIFIED FUNDS. The following Funds are classified as "diversified" under federal securities law: the Bond Fund, the Short-Term Bond Fund, the U.S. Government Securities Fund, the Balanced Fund, the Core Equity Fund, the Equity Income Fund, the Equity Growth Fund, the Large Cap Equity Fund and the Strategic Income Fund.


    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). The Capital Growth Fund, Growth and Income Fund and Select Growth and Income Fund utilize this structure. In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.


    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.


    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Fund adopts a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.


       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds and Portfolios may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund or Portfolio.

    Each Fund and Portfolio may invest its assets in derivative and related instruments subject only to the Fund's or Portfolio's investment objective and policies and the requirement that the Fund or Portfolio maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund or Portfolio.


    The value of some derivative or similar instruments in which the Funds or Portfolios may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and, like other investments of the Funds and Portfolios, the ability of a Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. If the Advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund or Portfolio could be exposed to the risk of a loss. The Funds and Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.


    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds or Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.


    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.



    The value of certain derivatives or related instruments in which a Fund or Portfolio may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of its Advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund or Portfolio to a risk of loss.



    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund or Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund or Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.



    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund or Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund or Portfolio than hedging strategies using the same instruments.



    There can be no assurance that a liquid market will exist at a time when a Fund or Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.



    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund or Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund or Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.


    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund or Portfolio.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund or Portfolio may PURCHASE, SELL or EXERCISE call and put options on
(i) securities, (ii) securities indexes, and (iii) debt instruments. Specifically, each Fund and Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and
(ii) enter into swaps, futures contracts and options on futures contracts. Each Fund and Portfolio, except for the Focus Fund, may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds and the Balanced Fund may employ interest rate contracts. Only the Fixed Income Funds may purchase and sell mortgage-backed and asset-backed securities as well.

    Although in most cases these options will be exchange-traded, the Funds and Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund or Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund or Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund or Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund or Portfolio writing a covered call (i.e., where the underlying securities are held by the Fund or Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund or Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund or Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund or Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund or Portfolio may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund or Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").


    The futures contracts and futures options may be based on various instruments or indices in which the Funds and Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).



    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund or Portfolio may sell a futures contract, or buy a futures option, to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund or Portfolio intends to acquire an instrument or enter into a position. For example, a Fund or Portfolio may purchase a futures contract, or buy a futures option, to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.


    When writing or purchasing options, the Funds and Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds and Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds and Portfolios will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund and Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund or Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund or Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund or Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund or Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund or Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's or Portfolio' investments or anticipated investments in securities denominated in foreign currencies. A Fund or Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund or Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund or Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's or Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund or Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds and Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund or Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund or Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's or Portfolio's risk of loss consists of the net amount of interest or currency payments that the Fund or Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds and Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund or Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


    A Fund or Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund or Portfolio. In addition, a Fund or Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund or Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its Advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund or Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's or Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund or Portfolio to certain risks.


    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund or Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's or Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's or Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's or Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's or Portfolio's assets that are the subject of such cross-hedges are denominated.

    A Fund or Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund or Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund or Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. A Fund or Portfolio may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.


    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund or Portfolio purchased the securities at a premium, sustained early repayment would limit the value of the premium.


    A Fund or Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.


    CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.


    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.



    The Short-Term Bond Fund and the Strategic Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.



    The Advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund or Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds and Portfolios may consider making investments in such new types of mortgage-related securities.


    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund or Portfolio if the other party should default on its obligation and the Fund or Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


    ASSET-BACKED SECURITIES. A Fund or Portfolio may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund or Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.



    STRUCTURED PRODUCTS. A Fund or Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund or Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


    A Fund or Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund or Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund or Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund or Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's or Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's or Portfolio' fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund or Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.


    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.


    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund or Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's or Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds and Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund or total beneficial interests of a Portfolio. Except as otherwise indicated herein, the Fund or Portfolio is not subject to any percentage limits with respect to the practices described below.

    Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of shareholders of the Fund that invests in such Portfolio and will cast its votes as instructed by the shareholders of such Fund.


    Except for the investment objectives of the Balanced Fund, the Large Cap Equity Fund, the Short-Term Bond Fund II, the U.S. Government Securities Fund and the U.S. Treasury Income Fund, as well as the investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.



    With respect to the Growth and Income Fund, the Capital Growth Fund and the Select Growth and Income Fund, it is a fundamental policy of each Fund that when the Fund holds no portfolio securities except interests in the Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: a Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company, and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the Fund were withdrawn from the Portfolio.


    Each Fund and Portfolio may not:

        (1) borrow money, except that each Fund and Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund and Portfolio other than the Strategic Income Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's or Portfolio's total assets for each Fund or Portfolio other than the Strategic Income Fund, must be repaid before the Fund or Portfolio may make additional investments;

        (2) make loans, except that each Fund and Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or Portfolio from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;


        (6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund or Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) a Fund or Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund or Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


        (7) underwrite securities issued by other persons except insofar as a Fund or Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund or Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.


    In addition, each Fund and Portfolio is subject to the following non-fundamental restrictions which may be changed without shareholder approval:



        (1) Each Fund other than the Capital Growth Fund, Focus Fund, Growth and Income Fund, Select Growth and Income Fund, Dynamic Small Cap Fund, Small Cap Equity Fund and U.S. Treasury Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); Each Portfolio and each of the Capital Growth Fund, Focus Fund, Growth and Income Fund, Select Growth and Income Fund, Small Cap Opportunities Fund, Small Cap Equity Fund and U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


        (2) Each Fund and Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund or Portfolio. No Fund or Portfolio has the current intention of making short sales against the box.

        (3) Each Fund and Portfolio may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund and Portfolio may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund and Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent
    (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's or Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund and Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' and Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


        In order to permit the sale of its shares in certain states and foreign countries, a Fund or Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund or Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund and Portfolio will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by The Chase Manhattan Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees),
    (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.


        A Mauritius Portfolio Company is a special purpose company organized under the laws of the Republic of Mauritius. The Fund may invest in India through a Mauritius Portfolio Company, which is intended to allow a Fund to take advantage of a favorable tax treaty between India and Mauritius.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund or Portfolio will not be considered a violation. If the value of a Fund's or Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    Specific decisions to purchase or sell securities for a Fund or Portfolio are made by a portfolio manager who is an employee of the Adviser or Sub-adviser to such Fund or Portfolio and who is appointed and supervised by senior officers of such Adviser or Sub-adviser. Changes in a Fund's or Portfolio's investments are reviewed by the Board of Trustees of the Trust or Portfolio. The portfolio managers may serve other clients of the Advisers in a similar capacity.



    The frequency of a Fund's or Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the Advisers will weigh the added costs of short-term investment against anticipated gains, and each Fund or Portfolio will engage in portfolio trading if its Advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.



    The Funds' portfolio turnover rates for the three most fiscal years were as follows:



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Focus Fund*                                     33%              173%              124%
Large Cap Equity Fund                           72%               70%               27%
Short-Term Bond Fund II                        439%              302%              139%
Small Cap Equity Fund                           74%               92%               75%
Dynamic Small Cap Fund                          68%               92%               87%
Strategic Income Fund**                        N/A               136%              113%
U.S. Treasury Income Fund                       75%               59%               29%



  * The portfolio turnover for fiscal year 1998 was calculated from June 30, 1998 (commencement of operations) to October 31, 1998.
 ** The portfolio turnover for fiscal year 1999 was calculated from November 30, 1998 (commencement of operations) to October 31, 1999.

    The Capital Growth Fund, Growth and Income Fund, and Select Growth and Income Fund invest all of their investable assets in their respective Portfolio and do not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates of the Portfolios for the fiscal years ended October 31, 1998, 1999 and 2000 were as follows:



PORTFOLIOS                           1998  1999  2000
----------                           ----  ----  ----
Capital Growth Portfolio              104%   86%   66%
Growth and Income Portfolio           113%  125%   30%



    Under the advisory agreement and the sub-advisory agreements, the Adviser and Sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the Adviser and Sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser or Sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser and Sub-advisers are not required to obtain the lowest commission or the best net price for any Fund or Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund or Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser or Sub-adviser to a Fund or Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-adviser on the tender of a Fund's or Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Funds and Portfolios by the Adviser and Sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-advisers may cause the Funds and Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-advisers, the Funds or Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund or Portfolio in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds and Portfolios. The Adviser and Sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and Portfolios and their reasonableness in relation to the benefits to the Funds and Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    The management fees that the Funds and Portfolios pay to the Adviser will not be reduced as a consequence of the Adviser's or Sub-advisers' receipt of brokerage and research services. To the extent the Funds' or Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds or Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds and Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.


    In certain instances, there may be securities that are suitable for one or more of the Funds and Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds or Portfolios are concerned. However, it is believed that the ability of the Funds and Portfolios to participate in volume transactions will generally produce better executions for the Funds and Portfolios.

    For the fiscal periods listed, the Funds and Portfolios paid brokerage commissions as detailed below:



                                        YEAR-ENDED        YEAR-ENDED        YEAR-ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Focus Fund                             $   52,166*        $  192,313        $   76,782
Large Cap Equity Fund                     258,341            467,214           201,360
Small Cap Equity Fund                     858,732          1,082,346           641,943
Dynamic Small Cap Fund                    131,466            234,757           242,593
Capital Growth Portfolio                3,781,335          3,471,454         1,598,241
Growth and Income Portfolio             7,074,824          9,083,706         2,401,512



  * Represents brokerage commissions paid for the period June 30, 1998 (commencement of operations) through October 31, 1998.

    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.


                            PERFORMANCE INFORMATION


    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


    Advertising or communications to shareholders may contain the views of the Advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's or class' total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)



    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000, and in the case of the Large Cap Equity Fund, Focus Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Short Term Bond

Fund, Strategic Income Fund and Select Growth & Income Fund for the period from commencement of business operations to October 31, 2000 were as follows:



                                                               DATE OF      DATE OF
                            ONE     FIVE    TEN      SINCE       FUND        CLASS
                            YEAR   YEARS   YEARS   INCEPTION  INCEPTION   INTRODUCTION
                           ------  ------  ------  ---------  ----------  ------------
Large Cap Equity Fund                                          11/30/90
  A Shares**                7.34%  18.36%    N/A     16.25%                    5/8/96
  B Shares**                6.76%  17.89%    N/A     16.01%                    5/7/96
  C Shares++                6.74%  17.81%    N/A     15.97%                  11/11/98
  Institutional Shares      7.81%  18.94%    N/A     16.53%                  11/30/90
Growth and Income Fund                                          9/23/87
  A Shares                  8.88%  15.61%  18.28%                             9/23/87
  B Shares+                 8.32%  15.03%  17.86%                             11/4/93
  C Shares++                8.31%  14.65%  17.67%                              1/2/98
  Institutional Shares+++   9.34%  16.05%  18.51%                             1/25/96
Select Growth and Income
  Fund^                     9.63%  16.23%  18.60%                1/6/98
Focus Fund                                                      6/30/98
  A Shares                  0.92%    N/A     N/A     (0.31%)                  6/30/98
  B Shares                  0.20%    N/A     N/A     (0.90%)                  6/30/98
  C Shares                  0.31%    N/A     N/A     (0.90%)                  6/30/98
  Institutional Shares      1.22%    N/A     N/A     (0.02%)                  6/30/98
Capital Growth Fund                                             9/23/87
  A Shares                 25.81%  16.80%  21.02%                             9/23/87
  B Shares+                25.21%  16.23%  20.60%                             11/4/93
  C Shares++               25.25%  16.05%  20.51%                              1/2/98
  Institutional Shares+++  26.34%  17.24%  21.24%                             1/25/96
Small Cap Equity Fund                                          12/20/94
  A Shares                 37.10%  17.18%    N/A     22.84%                  12/20/94
  B Shares+                36.17%  16.35%    N/A     22.00%                    3/2/95
  Institutional Shares+++  37.94%  17.65%    N/A     23.26%                    5/7/96
Dynamic Small Cap Fund                                          5/19/97
  A Shares                 53.57%    N/A     N/A     29.70%                   5/19/97
  B Shares                 52.51%    N/A     N/A     28.80%                   5/19/97
  C Shares++++             52.52%    N/A     N/A     28.76%                    1/7/98
  Institutional Shares+++  54.26%    N/A     N/A     29.87%                    4/5/99
U.S. Treasury Income Fund                                        9/8/87
  A Shares                  7.63%   5.25%   6.96%                              9/8/87
  B Shares+                 6.49%   4.36%   6.37%                             11/4/93
  Institutional Shares***   7.63%   5.25%   6.96%                             2/16/01
Short-Term Bond II                                             11/30/90
  A Shares**                5.27%   5.03%    N/A      5.41%                    5/6/96
  Institutional Shares      5.56%   5.37%    N/A      5.59%                  11/30/90
  M Shares***               5.04%   4.98%    N/A      5.39%                    7/1/99

                                                               DATE OF      DATE OF
                            ONE     FIVE    TEN      SINCE       FUND        CLASS
                            YEAR   YEARS   YEARS   INCEPTION  INCEPTION   INTRODUCTION
                           ------  ------  ------  ---------  ----------  ------------
Strategic Income Fund                                          11/30/98
  A Shares                  2.59%    N/A     N/A      3.03%                  11/30/98
  B Shares                  2.17%    N/A     N/A      2.77%                  11/30/98
  C Shares                  2.15%    N/A     N/A      2.75%                  11/30/98
  Institutional Shares      2.59%    N/A     N/A      3.07%                  11/30/98
  M Shares+++               2.10%    N/A     N/A      2.73%                  10/28/99



  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A and Class M Shares; the ongoing fees and expenses borne by a Fund's Class A, Class B, Class C and Class M Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses.
     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect shareholder servicing fees, distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
*** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
  + Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
 ++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes. For the period before Class B shares were launched, such performance information does not reflect the distribution fees and other expenses borne by this class which, if reflected, would reduce the performance quoted.
+++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.
++++ Performance information presented in the table above and in each table that follows for Class C Shares of this Fund prior to the date Class C Shares were introduced is based on the performance of Class B shares which have substantially similar distribution fees and other expenses, excluding deferred sales loads.

  ^ The performance information presented in the table above and in each table that follows for this Fund prior to the date of fund inception is based on the historical performance of Class A shares of the Growth and Income Fund, adjusted to eliminate the effects of any sales charges.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)


    With the current maximum respective sales charges of 5.75% for A shares (1.50% for the Short-Term Bond Fund, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund), 1.50% and 3.00% for M Shares of Short-Term Bond Fund and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length reflected, the average annual total rate of return figures would be as follows:



                                  ONE     FIVE      TEN      SINCE
                                 YEAR     YEARS    YEARS   INCEPTION
                                -------  -------  -------  ---------
Large Cap Equity Fund
  A Shares                        1.16%   16.96%     N/A     15.55%
  B Shares                        1.76%   17.68%     N/A     16.01%
  C Shares                        5.74%   17.81%     N/A     15.97%
Growth and Income Fund
  A Shares                        2.63%   14.25%   17.58%
  B Shares                        3.69%   14.80%   17.86%
  C Shares                        7.39%   14.65%   17.67%
Focus Fund
  A Shares                       (4.89%)    N/A      N/A     (2.80%)
  B Shares                       (4.80%)    N/A      N/A     (2.19%)
  C Shares                       (0.69%)    N/A      N/A     (0.90%)
Capital Growth Fund
  A Shares                       18.59%   15.43%   20.30%
  B Shares                       20.21%   16.01%   20.60%
  C Shares                       24.25%   16.05%   20.51%
Small Cap Equity Fund
  A Shares                       29.21%   15.80%     N/A     21.60%
  B Shares                       31.17%   16.13%     N/A     21.93%
Dynamic Small Cap Fund
  A Shares                       44.78%     N/A      N/A     27.49%
  B Shares                       47.51%     N/A      N/A     28.34%
  C Shares                       51.52%     N/A      N/A     28.76%
U.S. Treasury Income Fund
  A Shares                        2.81%    4.28%    6.46%
  B Shares                        1.49%    4.04%    6.37%
Short-Term Bond II
  A Shares                        3.70%    4.72%     N/A      5.25%
  M Shares                        3.47%    4.67%     N/A      5.23%
Strategic Income Fund
  A Shares                       (2.01%)    N/A      N/A      0.60%
  B Shares                       (2.55%)    N/A      N/A      0.91%
  C Shares                        1.20%     N/A      N/A      2.75%
  M Shares                       (1.00%)    N/A      N/A      1.11%



  *  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               YIELD QUOTATIONS*



    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.



    The yields of the Funds for the thirty-day period ended October 31, 2000 were as follows:



                            CLASS A     CLASS B     CLASS C    INSTITUTIONAL   CLASS M
                           ----------  ----------  ----------  -------------  ----------
Large Cap Equity Fund          0.28%       0.00%       0.00%         0.64%          --
Growth and Income Fund         6.15%       6.04%       6.04%         6.92%          --
Focus Fund                     0.00%       0.00%       0.00%         0.00%          --
Capital Growth Fund            0.00%       0.00%       0.00%         0.00%          --
Small Cap Equity Fund          0.00%       0.00%         --          0.00%          --
Dynamic Small Cap Fund         0.00%       0.00%       0.00%         0.00%          --
U.S. Treasury Income Fund      5.31%       4.69%         --          5.31%          --
Short-Term Bond Fund II        6.21%         --          --          6.56%        5.96%
Strategic Income Fund          8.29%       8.16%       8.17%         8.29%        7.70%



  *  See the notes to the preceding table.

    The yield of the Select Growth and Income Fund for the thirty-day period ended October 31, 2000 was 7.22%.



    Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.


                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)


    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the period from the commencement date of business for each such Fund through October 31, 2000, or in the case of the Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund and the U.S. Treasury Income Fund for the ten-year period ending October 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.



                                                    TOTAL VALUE
                                                    -----------
Large Cap Equity Fund
  A Shares                                            $44,507
  B Shares                                             43,620
  C Shares                                             43,484
  Institutional Shares                                 45,604

                                                    TOTAL VALUE
                                                    -----------
Growth and Income Fund
  A Shares                                             53,608
  B Shares                                             51,733
  C Shares                                             50,877
  Institutional Shares                                 54,641
Select Growth and Income Fund                          55,064
Focus Fund
  A Shares                                              9,929
  B Shares                                              9,790
  C Shares                                              9,790
  Institutional Shares                                  9,995
Capital Growth Fund
  A Shares                                             67,371
  B Shares                                             65,104
  C Shares                                             64,612
  Institutional Shares                                 68,629
Small Cap Equity Fund
  A Shares                                             33,418
  B Shares                                             32,100
  Institutional Shares                                 34,099
Dynamic Small Cap Fund
  A Shares                                             24,540
  B Shares                                             23,960
  C Shares                                             23,930
  Institutional Shares                                 24,650
U.S. Treasury Income Fund
  A Shares                                             19,590
  B Shares                                             18,540
  Institutional Shares                                 19,590
Short Term Bond II
  A Shares                                             16,862
  Institutional Shares                                 17,143
  M Shares                                             16,827
Strategic Income Fund
  A Shares                                             10,590
  B Shares                                             10,537
  C Shares                                             10,534
  Institutional Shares                                 10,596
  M Shares                                             10,531



  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund and U.S. Treasury Income Fund, from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)


    With the current maximum respective sales charges of 5.75% for A shares (1.50% for the Short-Term Bond Fund, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund), 1.50% and 3.00% for M Shares of Short-Term Bond Fund II and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length, reflected, the total value figures would be as follows:



                                                         DATE OF
                                                          FUND
                                          TOTAL VALUE   INCEPTION
                                          -----------  -----------
Large Cap Equity Fund                                    11/30/98
  A Shares                                  $41,948
  B Shares                                   43,620
  C Shares                                   43,484
Growth and Income Fund                                    9/23/87
  A Shares                                   50,514
  B Shares                                   51,733
  C Shares                                   50,877
Focus Fund                                                6/30/98
  A Shares                                    9,358
  B Shares                                    9,496
  C Shares                                    9,790
Capital Growth Fund                                       9/23/87
  A Shares                                   63,508
  B Shares                                   65,104
  C Shares                                   64,612
Small Cap Equity Fund                                    12/20/94
  A Shares                                   31,496
  B Shares                                   32,000
Dynamic Small Cap Fund                                    5/19/97
  A Shares                                   23,129
  B Shares                                   23,660
  C Shares                                   23,930
U.S. Treasury Income Fund                                  9/8/87
  A Shares                                   18,700
  B Shares                                   18,540
Short Term Bond II                                       11/30/90
  A Shares                                   16,613
  M Shares                                   16,579
Strategic Income Fund                                    11/30/98
  A Shares                                   10,115
  B Shares                                   10,175
  C Shares                                   10,534
  M Shares                                   10,214



  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of Growth and Income Fund, Capital Growth Fund and U.S. Treasury Income Fund, from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's or Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed-income securities (other than short-term obligations, but including listed issues) in a Fund's or Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


    Interest income on long-term obligations in a Fund's or Portfolio's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.


    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


    With respect to the Growth and Income Fund, Select Growth and Income Fund and Capital Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.



    Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally
4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.



    The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.


    The broker-dealer allocation for Class A shares of the Short-Term Bond Fund is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           1.50       1.52           1.00
100,000 but under 250,000               1.00       1.00           0.50
250,000 but under 500,000               0.50       0.50           0.25
500,000 but under 1,000,000             0.25       0.25           0.25

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The broker-dealer allocation is 1.25% for Class M shares of the Short-Term Bond and 2.75% for Class M shares of the Strategic Income Fund.


    Investors in Class A or Class M shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M shares in the Fund with purchases of Class A or Class M shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M shares during the 13-month period. All Class A or Class M or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A or Class M shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


    Investors may be eligible to buy Class A or Class M shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.



    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M shares for purposes of the discount privileges and programs described above.


    No initial sales charge will apply to the purchase of a Fund's Class A or Class M shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.



    A Fund may sell Class A or Class M shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.



    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any J.P. Morgan Fund, provided there is no change in account registration.



    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund or Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such a bond may be deferred until such bond is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or

December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Funds Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.


    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

    For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional

Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.



    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.



    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture -- State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly

Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65.
Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being chairman of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.



    The Trustees and officers of the Trust listed above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:



                           GROWTH &    CAPITAL   CAPITAL  US TREASURY  SMALL CAP
                            INCOME     GROWTH    GROWTH     INCOME      EQUITY
                           PORTFOLIO  PORTFOLIO   FUND       FUND        FUND
                           ---------  ---------  -------  -----------  ---------
Fergus Reid, III, Trustee  $3,290.90  $1,678.52  $285.16   $1,863.50    $796.54
H. Richard Vartabedian,
  Trustee                   2,228.52   1,135.81   192.86    1,259.38     536.33
William J. Armstrong,
  Trustee                   1,511.32     768.80   130.76      846.65     358.57
John R. H. Blum, Trustee    1,665.81     846.36   143.91      931.00     392.65
Stuart W. Cragin, Jr.,
  Trustee                   1,496.80     760.78   129.45      836.71     353.46
Roland R. Eppley, Jr.,
  Trustee                   1,495.52     764.54   128.69      852.66     365.45
Joseph J. Harkins,
  Trustee                   1,474.84     750.83   127.28      829.79     351.76
Sarah E. Jones, Trustee           --         --       --          --         --
W. D. MacCallan, Trustee    1,464.72     745.75   126.89      823.37     349.77
George E. McDavid,
  Trustee                     787.39     413.20    68.66      497.63     227.79
W. Perry Neff, Trustee      1,486.11     754.24   128.43      827.59     347.71
Leonard M. Spalding, Jr.,
  Trustee                   1,496.80     760.78   129.45      836.71     353.46
Richard E. Ten Haken,
  Trustee                   1,645.72     837.87   142.33      925.38     392.91
Irving L. Thode, Trustee    1,488.96     758.74   128.86      840.83     357.92



                                                             LARGE CAP
                            FOCUS   SHORT-TERM   STRATEGIC    EQUITY    SELECT GROWTH
                            FUND    BOND FUND   INCOME FUND    FUND     & INCOME FUND
                           -------  ----------  -----------  ---------  -------------
Fergus Reid, III, Trustee  $219.75   $186.08      $88.29      $904.80     $1,015.47
H. Richard Vartabedian,
  Trustee                   147.41    124.97       59.21       612.33        686.72
William J. Armstrong,
  Trustee                    99.45     85.09       39.99       414.16        464.22
John R. H. Blum, Trustee    106.64     91.46       43.10       456.23        511.23
Stuart W. Cragin, Jr.,
  Trustee                    98.26     84.14       39.49       410.04        459.34
Roland R. Eppley, Jr.,
  Trustee                   100.69     84.23       41.17       411.82        462.72
Joseph J. Harkins,
  Trustee                    95.88     81.41       38.78       404.75        453.66
Sarah E. Jones, Trustee         --        --          --           --            --
W. D. MacCallan, Trustee     96.83     82.52       38.78       401.86        450.45
George E. McDavid,
  Trustee                    60.36     46.24       23.66       223.44        253.25
W. Perry Neff, Trustee       95.23     81.87       38.29       406.81        455.05
Leonard M. Spalding, Jr.,
  Trustee                    98.26     84.14       39.49       410.04        459.34
Richard E. Ten Haken,
  Trustee                   108.52     92.59       43.79       451.40        506.39
Irving L. Thode, Trustee     98.46     83.64       39.60       409.00        458.70

                                                PENSION OR
                                                RETIREMENT         TOTAL COMPENSATION
                                             BENEFITS ACCRUED             FROM
                                           AS FUND EXPENSES (1)     FUND COMPLEX (2)
                                          -----------------------  ------------------
Fergus Reid, III, Trustee                        $110,091               $202,750
H. Richard Vartabedian, Trustee                    86,791                134,350
William J. Armstrong, Trustee                      41,781                 90,000
John R.H. Blum, Trustee                            79,307                 98,750
Stuart W. Cragin, Jr., Trustee                     55,742                 89,000
Roland R. Eppley, Jr., Trustee                     58,206                 91,000
Joseph J. Harkins, Trustee                         75,554                 90,500
Sarah E. Jones, Trustee                                --                     --
W.D. MacCallan, Trustee                            77,769                 88,500
George E. McDavid, Trustee                             --                 62,250
W. Perry Neff, Trustee                             74,269                 88,000
Leonard M. Spalding, Jr., Trustee                  35,335                 89,000
Richard E. Ten Haken, Trustee                      60,398                 99,500
Irving L. Thode, Trustee                           64,503                 90,000



(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000 and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000, which amount was then apportioned among the Funds comprising the Trust.



            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES


    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley,

Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0 respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                       ---------------------------------------------------
                       $80,000 $100,000 $120,000 $140,000 $160,000 $200,000



YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year are $39,800, $80,100 and $134,350, respectively.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Funds or Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds or Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds or Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' or Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' or Portfolios' assets shall be held uninvested. The advisers to the Funds or Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds or Portfolios. The Advisory Agreement for the Funds or Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's or Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds and Portfolios with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Equity Funds or Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

    Chase, on behalf of the Funds or Portfolios (other than Strategic Income Fund, Core Equity Portfolio and Equity Growth Portfolio), has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM"). With respect to the Strategic Income Fund, Chase has entered into investment sub-advisory agreements with each of CAM and State Street Research & Management Company ("State Street"). With respect to the Core Equity Portfolio and Equity Growth Portfolio, Chase has entered into an investment sub-advisory agreement with Chase Bank of Texas, National Association ("Chase Texas"). With respect to the day-to-day management of the Funds or Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and
(ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

    Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


    CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


    State Street is a subsidiary of the Metropolitan Life Insurance Company. State Street is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional and other clients.

    Chase Texas (and its predecessors) have been in the investment counseling business since 1987. Chase Texas is a wholly-owned subsidiary of The Chase Manhattan Corporation. Chase Texas is located at 600 Travis, Houston, Texas 77002.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund or Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's or Portfolio's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM, State Street or Chase Texas, as the case may be, will be entitled to receive, with respect to each such Fund or Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.


    For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:



                                                 FISCAL YEAR ENDED OCTOBER 31,
                           -------------------------------------------------------------------------
                                    1998                     1999                     2000
                           -----------------------  -----------------------  -----------------------
FUND                       PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
----                       ------------  ---------  ------------  ---------  ------------  ---------
Large Cap Equity Fund       $  684,337   $(684,337)  $  908,698   $(908,698)  $  954,763   $(648,717)
Focus Fund(a)                   36,757     (36,757)     206,729    (206,729)     237,829    (207,620)
Small Cap Equity Fund        3,688,988          --    3,049,840          --    3,269,204          --
Dynamic Small Cap Fund         725,783     (96,116)     945,594    (225,558)   1,431,236    (119,603)
U.S. Treasury Income Fund      223,287    (104,604)     261,826    (157,985)     224,224    (112,048)
Short-Term Bond Fund II        129,578    (129,578)     132,197    (132,197)     125,412    (125,412)
Strategic Income Fund(b)           N/A         N/A       29,509     (29,509)     124,979    (124,979)



(a) Advisory fees and waivers for 1998 are from the period June 30, 1998 (commencement of operations) through October 31, 1998.
(b) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
  * Growth and Income Fund, Select Growth and Income Fund and Capital Growth Fund utilize the Master/Feeder Fund Structure and do not have an investment advisor because the Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of each respective Fund in each respective Portfolio. For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following investment advisory fees with respect to the following Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:




                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  ------------------------
PORTFOLIO                  PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
---------                  ------------  ----------  ------------  ----------  ------------  ----------
Growth and Income
  Portfolio                $11,363,349   $      --   $11,408,864   $      --   $ 9,573,080   $       --
Capital Growth Portfolio     5,459,469          --     4,371,569          --     3,572,290           --

                                 ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds and the administrator of each Portfolio. Chase provides certain administrative services to the Funds and Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' and Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds or Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the Growth and Income Fund, Select Growth and Income Fund and Capital Growth Fund, Chase receives from each of the Funds and the Portfolios a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:



                                                 FISCAL YEAR ENDED OCTOBER 31,
                           -------------------------------------------------------------------------
                                    1998                     1999                     2000
                           -----------------------  -----------------------  -----------------------
FUND                       PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
----                       ------------  ---------  ------------  ---------  ------------  ---------
Large Cap Equity Fund       $  171,083   $(171,083)  $  227,175   $(227,175)  $  238,691   $(162,179)
Growth and Income Fund       1,112,549          --    1,062,002          --      864,939          --
Select Growth and Income
  Fund(d)                      225,434          --      282,170          --      270,592          --
Growth and Income
  Portfolio                  1,420,419          --    1,426,108          --    1,196,635          --
Focus Fund(a)                    9,189      (9,189)      51,682      (3,565)      59,457          --
Capital Growth Fund            681,429          --      545,078          --      445,376          --
Capital Growth Portfolio       682,434          --      546,446          --      446,536          --
Small Cap Equity Fund          567,538          --      469,206          --      502,954          --
Dynamic Small Cap Fund         111,659          --      145,476          --      220,190          --
U.S. Treasury Income Fund       74,429          --       82,260          --       74,741          --
Short-Term Bond Fund II         51,831     (51,831)      52,879     (52,879)      50,165     (50,165)
Strategic Income Fund(b)           N/A         N/A        5,902      (5,902)      24,996     (24,996)



(a) Administration fees and waivers for 1998 are from the period June 30, 1998 (commencement of operations) through October 31, 1998.
(b) Administration fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(d) Administration fees and waivers for 1998 are from the period January 6, 1998 (commencement of operations) through October 31, 1998.




                               DISTRIBUTION PLANS


    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the Chase Vista Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other Chase Vista Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 2000, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:



FUND                                      PAID/ACCRUED   WAIVED
----                                      ------------  ---------
Large Cap Equity Fund
  A Shares                                 $  170,723   $      --
  B Shares                                    228,204          --
  C Shares                                     14,080          --
Growth and Income Fund
  A Shares                                  3,115,242          --
  B Shares                                  3,460,339          --
  C Shares                                     73,856          --
Focus Fund
  A Shares                                     56,289          --
  B Shares                                    214,756          --
  C Shares                                     62,296          --

FUND                                      PAID/ACCRUED   WAIVED
----                                      ------------  ---------
Capital Growth Fund
  A Shares                                 $1,354,441   $      --
  B Shares                                  2,441,377          --
  C Shares                                     39,607          --
Small Cap Equity Fund
  A Shares                                    241,071          --
  B Shares                                    438,695          --
Dynamic Small Cap Fund
  A Shares                                    292,026          --
  B Shares                                    700,788          --
  C Shares                                     73,641          --
U.S. Treasury Income Fund
  A Shares                                    149,007    (149,007)
  B Shares                                    113,347          --
Short Term Bond Fund II
  A Shares                                     49,412      (3,954)
  M Shares                                     20,041      (2,598)
Strategic Income Fund
  A Shares                                      5,918      (3,777)
  B Shares                                     46,821     (13,907)
  C Shares                                     21,142      (6,744)
  M Shares                                     67,721          --



    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:



Advertising and sales literature                    $ 340,447
Printing, production and mailing of prospectuses
  and shareholder reports to other than current
  Shareholders                                        137,970
Compensation to dealers                             6,122,706
Compensation to sales personnel                     5,595,536
B Share financing charges                           8,232,922
Equipment, supplies and other indirect
  distribution-related expenses                        29,628


    With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000 the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:



                                               FISCAL YEAR-ENDED OCTOBER 31,
                           ----------------------------------------------------------------------
                                    1998                    1999                    2000
                           ----------------------  ----------------------  ----------------------
FUND                       PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                       ------------  --------  ------------  --------  ------------  --------
Large Cap Equity Fund       $   85,542   $     --   $  113,587   $     --   $  119,345   $     --
Growth and Income Fund       1,112,549         --    1,062,002         --      864,939         --
Select Growth and Income
  Fund(c)                      225,434         --      282,172         --      270,592         --
Focus Fund(a)                    4,595     (4,595)      25,841       (863)      29,729         --
Capital Growth Fund            681,429         --      545,078         --      445,376         --
Small Cap Equity Fund          283,769         --      234,603         --      251,477         --
Dynamic Small Cap Fund          55,829         --       72,738         --      110,095         --
U.S. Treasury Income Fund       37,214         --       44,130         --       37,371         --
Short Term Bond Fund II         25,916    (25,916)      26,439    (26,439)      25,082    (25,082)
Strategic Income Fund(b)           N/A        N/A        2,951     (2,951)      12,498    (12,498)



(a) Sub-administration fees and waivers for 1998 are from the period June 30, 1998 (commencement of operations) through October 31, 1998.
(b) Sub-administration fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(c)  Sub-administration fees and waivers for 1998 are from the period
     January 6, 1998 (commencement of operations) through October 31, 1998.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.


    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:



                                                 FISCAL YEAR-ENDED OCTOBER 31,
                           -------------------------------------------------------------------------
                                    1998                     1999                     2000
                           -----------------------  -----------------------  -----------------------
FUND                       PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
----                       ------------  ---------  ------------  ---------  ------------  ---------
Large Cap Equity Fund
  A Shares                     122,882          --      158,245         --       170,723    (22,555)
  B Shares                      18,148          --       62,514         --        76,088     (9,908)
  C Shares(a)                  286,680          --        1,767         --         4,693       (709)
  Institutional Shares              --          --      345,411         --       345,243         --
Growth and Income Fund
  A Shares                   3,910,171          --    3,792,745         --     3,115,242         --
  B Shares                   1,356,558          --    1,426,791         --     1,153,446         --
  C Shares(b)                    4,417          --       21,222         --        24,619         --
  Institutional Shares         291,585          --       69,253         --        31,387         --
Focus Fund
  A Shares(c)                   11,922     (11,922)      49,145    (29,885)       56,289    (22,548)
  B Shares(c)                    8,302      (5,018)      63,707    (13,679)       71,565         --
  C Shares(c)                    2,479      (1,613)      16,354     (3,236)       20,765         --
  Institutional Shares                                                                 3         (3)
Capital Growth Fund
  A Shares                   2,109,946          --    1,651,758         --     1,354,441         --
  B Shares                   1,113,911          --      953,805         --       813,792         --
  C Shares(b)                    3,204          --       13,303         --        13,202         --
  Institutional Shares         180,080          --      106,525         --        45,442         --
Small Cap Equity Fund
  A Shares                      62,952          --       36,726         --        16,287         --
  B Shares                     246,507          --      179,778         --       146,232         --
  Institutional Shares         766,562    (296,699)     687,189   (687,189)      870,084   (870,084)

                                                 FISCAL YEAR-ENDED OCTOBER 31,
                           -------------------------------------------------------------------------
                                    1998                     1999                     2000
                           -----------------------  -----------------------  -----------------------
FUND                       PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
----                       ------------  ---------  ------------  ---------  ------------  ---------
Dynamic Small Cap Fund
  A Shares(d)                  143,104    (137,222)     166,265   (170,935)      292,026   (246,153)
  B Shares(d)                  130,786          --      160,579         --       233,596         --
  C Shares(e)                    5,257          --       16,813         --        24,547         --
  Institutional Shares(f)          N/A         N/A           33        (33)          307       (307)
U.S. Treasury Income Fund
  A Shares                     157,143    (102,503)     178,944   (100,498)      149,103    (83,445)
  B Shares                      28,929          --       41,705         --        37,751         --
Short-Term Bond Fund II
  A Shares                      40,617     (35,336)      57,561    (46,240)       49,412    (37,629)
  Institutional Shares          88,961     (76,738)      73,436    (58,891)       63,088    (42,130)
  M Shares(g)                      N/A         N/A        1,201         --        10,947     (5,874)
Strategic Income Fund
  A Shares(h)                      N/A         N/A        3,539     (3,539)        5,918     (5,918)
  B Shares(h)                      N/A         N/A        5,093     (5,093)       15,607    (15,607)
  C Shares(h)                      N/A         N/A        3,972     (3,972)        7,047     (7,047)
  Institutional Shares(h)          N/A         N/A        2,186     (2,186)           57        (57)
  M Shares(i)                      N/A         N/A           --         --        40,632         --



(a) Shareholder Servicing fees and waivers for 1999 are from the period November 11, 1998 (commencement of operations) through October 31, 1999.
(b) Shareholder Servicing fees and waivers for 1998 are from the period January 2, 1998 (commencement of operations) through October 31, 1998.
(c)  Shareholder Servicing fees and waivers for 1998 are from the period
     June 30, 1998 (commencement of operations) through October 31, 1998.
(d)  Shareholder Servicing fees and waivers for 1997 are from the period
     May 19, 1997 (commencement of operations) through October 31, 1997.
(e) Shareholder Servicing fees and waivers for 1998 are from the period January 8, 1998 (commencement of operations) through October 31, 1998.
(f) Shareholder Servicing fees and waivers for 1999 are from the period April 5, 1999 (commencement of operations) through October 31, 1999.
(g)  Shareholder Servicing fees and waivers for 1999 are from the period
     July 1, 1999 (commencement of operations) through October 31, 1999.
(h) Shareholder Servicing fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(i) Shareholder Servicing fees and waivers for 1999 are from the period October 28, 1999 (commencement of operations) through October 31, 1999.



    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


    For shareholders that bank with Chase, Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.



    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by J.P. Morgan Chase and/or the Distributor.



    J.P. Morgan Chase and its affiliates and the J.P. Morgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and Portfolio, and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for all Funds except Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund, Core Equity Fund and Equity Growth Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. Investors Bank & Trust Company ("IBT") acts as the custodian of the assets of Core Equity Portfolio and Equity Growth Portfolio. IBT also provides fund accounting services for the income, expenses and shares outstanding for Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund, Core Equity Fund, Equity Growth Fund and the Portfolios. IBT is located at 200 Clarendon Street, 16 Floor, Boston, MA 02116.


                            INDEPENDENT ACCOUNTANTS


    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New
York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                                    EXPENSES


    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


    Certain Funds offer Class A, Class B, Class C, Class M and Institutional Class shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 20, 2001, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



CAPITAL GROWTH FUND C SHARES
MLPF&S for the sole benefit of its customers                              30.93%
Attn: Fund Administration
SEC# 97TR4
4800 Deer Lake Dr East 2nd Fl
Jacksonville FL 32246-6484



CAPITAL GROWTH FUND INSTITUTIONAL SHARES
Bankers Trust Trustee                                                     78.27%
Aliance Coal Corp PSSP
Attn: Elijah Outen
34 Exchange PL
Jersey City NJ 07302-3885



Mellon Bank as Trustee Omnibus                                            20.85%
Attn: Nancy A Ryan Rogers
135 Santilli Highway
AIM 026-0027
Everett MA 02149-1906



FOCUS FUND A SHARES
MLPF&S for the sole benefit of its customers                               5.22%
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



FOCUS FUND B SHARES
MLPF&S for the sole benefit of its customers                              20.95%
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



FOCUS FUND C SHARES
MLPF&S for the sole benefit of its customers                              19.95%
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



FOCUS FUND INSTITUTIONAL SHARES
MLPF&S for the sole benefit of its customers                              19.95%
Attn: Fund Administration
SEC# 97FB8
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



GROWTH AND INCOME FUND C SHARES
MLPF&S for the sole benefit of its customers                              11.70%
Attn: Fund Administration
SEC# 97TR2
4800 Deer Lake Dr East 2nd Fl
Jacksonville FL 32246-6484



LARGE CAP EQUITY FUND A SHARES
Trulin & CO                                                               25.56%
C/O Chase Manhattan Bank
Attn: Mutual FDS/T-C
PO BOX 31412
Rochester NY 14603-1412



MLPF&S for the sole benefit of its customers                              14.59%
Attn: Fund Administration
SEC# 97J84
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



Fidelity Investments Inst OPS CO                                           5.79%
INC as Agent for Kulite
Semiconductor EMP PS&SR Plan-11504
Attn: Dave Staley
100 Magellan Way # KW1C
Covington KY 41015-1999



LARGE CAP EQUITY FUND B SHARES
MLPF&S for the sole benefit of its customers                              23.94%
Attn: Fund Administration
SEC# 97J85
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



LARGE CAP EQUITY FUND C SHARES
MLPF&S for the sole benefit of its customers                              53.37%
Attn: Fund Administration
SEC# 97TR4
4800 Deer Lake Dr East 2nd Fl
Jacksonville FL 32246-6484



Donaldson Lufkin Jenrette                                                 10.26%
Securities Corp Inc
PO BOX 2052
Jersey City NJ 07303-2052



SHORT TERM BOND FUND A SHARES
Mass Mutual Agents Health                                                 28.52%
Benefit Trust
C/O Joseph Kabat K032
1295 State St
Springfield MA 01111-0001

Liva & Company                                                            26.29%
C/O Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester NY 14603-1412



Balsa & Co                                                                 6.52%
Mutual Funds Unit 16 HCB 340
PO BOX 2558
Houston TX 77252-2558



SHORT TERM BOND FUND INSTITUTIONAL SHARE CLASS
Trulin & CO                                                               38.94%
C/O Chase Manhatten Bank
Attn: Mutual FDS/T-C
Rebate Account
PO Box 31412
Rochester NY 14603-1412



Fleet National Bank                                                       20.49%
Attn: 20842002
FBO Rochester Area Community
Foundation
PO Box 92800
Rochester NY 14692-8900



Fleet National Bank                                                       18.03%
FBO Rochester Area Foundation
Attn: #20845012
PO BOX 92800
Rochester NY 14692-8900



Chase Manhattan Bank N/A                                                   9.41%
Global Sec Services Omnibus
Attn: Alex Kwong
3 Chase Metrotech Ctr Fl 7
Brooklyn NY 11201-3858



Trulin & Co                                                                5.44%
C/O Chase Manhatten Bank
Attn: Mutual FDS/T-C
PO BOX 31412
Rochester NY 14603-1412



SHORT TERM BOND FUND M SHARES
Sakura Bank Tokyo Japan                                                   99.13%
Investment Products Division
1-2 Yurakucho 1 Chome Chiyoda-Ku
Tokyo 100-0006 Japan



SMALL CAP EQUITY FUND A SHARES
Balsa & Co                                                                 8.03%
Mutual Funds Unit 16 HCB 340
PO BOX 2558
Houston TX 77252-2558



Balsa & Co                                                                 5.37%
Mutual Funds Unit 16 HCB 340
PO BOX 2558
Houston TX 77252-2558



SMALL CAP EQUITY FUND INSTITUTIONAL SHARE CLASS
Chase Manhattan Bank N/A                                                  78.54%
Global SEC Services Omnibus
CMB Thrift Incentive Plan
Attn: Jeff Rosenberg
3 Chase Metro Tech Center Flr 7
Brooklyn NY 11245



Hamill & CO FBO Chase Bank
of Texas                                                                  16.66%
NA Attn: Mutual Fund Unit 16HCBO9
PO Box 2558
Houston TX 77252-2558



SMALL CAP OPPORTUNITIES FUND A SHARES
Balsa & Co                                                                 9.30%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558



Balsa & Co                                                                 5.73%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558



SMALL CAP OPPORTUNITIES FUND B SHARES
MLPF&S for the sole benefit of its customers                              11.17%
Attn: Fund Administration
SEC# 97PG4
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



SMALL CAP OPPORTUNITIES FUND C SHARES
MLPF&S for the sole benefit of its customers                              36.67%
Attn: Fund Administration
SEC# 97TR1
4800 Deer Lake Dr East 2nd Fl
Jacksonville FL 32246-6484



Donaldson Lufkin Jenrette                                                  5.10%
Securities Corp Inc
PO Box 2052
Jersey City NJ 07303-2052



SMALL CAP OPPORTUNITIES FUND INSTITUTIONAL SHARES
Balsa & Co                                                                86.49%
Mutual Funds Unit 16 HCB 340
PO BOX 2558
Houston TX 77252-2558

G Murrell Runnels                                                         13.37%
Olivia Runnels Ttee
U/A DTD DEC 30 96
FBO George & Olivia Runnels Liv Tr
295 N Broadway St SPC 189
Orcutt CA 93455-4645



STRATEGIC INCOME FUND A SHARES
MLPF&S for the sole benefit of its customers                              32.26%
Attn: Fund Administration
SEC# 97B00
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484



Donaldson Lufkin Jenrette                                                  9.09%
Securities Corp Inc
PO Box 2052
Jersey City NJ 07303-2052



STRATEGIC INCOME FUND B SHARES
MLPF&S for the sole benefit of its customers                              25.85%
Attn: Fund Administration
SEC# 97B00
4800 Deer Lake Dr East 2nd Fl
Jacksonville FL 32246-6484



STRATEGIC INCOME FUND C SHARES
MLPF&S for the sole benefit of its customers                              44.00%
Attn: Fund Administration
SEC# 97B00
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484



NFSC FEBO # C1B-511641                                                    17.10%
Jim Poon
Maria M H Poon
132 Nassau St Rm 515
New York NY 10038-2400



Virgina W Coster Ttee                                                      8.92%
Abraham A Coster DPM
Money Purchase Pension Plan
6713 Norview CT
Springfield VA 22152-3055



Micro Trim Inc
3613 W MacArthur Blvd Ste 604                                              8.90%
Santa Ana CA 92704-6846



STRATEGIC INCOME FUND M SHARES
Ando Securites Co Ltd                                                    100.00%
1-4-1 Shinkawa Chuo-Ku
Tokyo 104-0033 Japan



SELECT GROWTH AND INCOME FUND
Chase Manhattan Bank N/A                                                 100.00%
Global Sec Services Omnibus
CMB Thrift Incentive Plan
Attn: Jeff Rosenberg
3 Chase Metro Tech Center Flr 7
Brooklyn NY 11245


Chase Manhattan Bank                                                       5.68%
Future Benefits--Custody
OCI Pension Plan Salaried EE's
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th Floor
New York, NY 10005-1401

Chase Manhattan Bank                                                       5.48%
Future Benefits--Custody
OCI Pension Plan Hourly EE's
Attn: Terry Zimmardi
One Chase Manhattan Plaza
4th Floor
New York, NY 10005-1401

US TREASURY INCOME FUND A SHARES
Texas Commerce Bank NA                                                    31.51%
Attn: Avesta
PO Box 2558
Houston, TX 77252-2558

                              FINANCIAL STATEMENTS


    The 2000 Annual Report to Shareholders of each Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated herein by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


      LARGE CAP EQUITY FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $16.22
Maximum Offering Price per Share ($16.22 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $17.21
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $16.09
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $16.01
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $16.30

     GROWTH AND INCOME FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $40.71
Maximum Offering Price per Share ($40.71 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $43.19
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $40.09
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $39.10
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $40.99

  SELECT GROWTH AND INCOME FUND (SPECIMEN COMPUTATIONS)
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $52.99

           FOCUS FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.92
Maximum Offering Price per Share ($9.92 divided by
  .9425)
  (reduced on purchases of $100,000 or more)        $10.53
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.79
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.79
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.98

       CAPITAL GROWTH FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $47.91
Maximum Offering Price per Share ($47.91 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $50.83
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $46.20
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $45.76
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $48.76

      SMALL CAP EQUITY FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $27.89
Maximum Offering Price per Share ($27.89 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $29.59
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $26.73
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $28.52

     DYNAMIC SMALL CAP FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $24.54
Maximum Offering Price per Share ($24.54 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $26.04
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $23.96
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $23.93
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $24.65

    U.S. TREASURY INCOME FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $10.77
Maximum Offering Price per Share ($10.77 divided
  by .9550)
  (reduced on purchases of $100,000 or more)        $11.28
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $10.75

     SHORT-TERM BOND FUND II (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.89
Maximum Offering Price per Share ($9.89 divided by
  .9850)
  (reduced on purchases of $100,000 or more)        $10.04
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.90
M SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.89
Maximum Offering Price per Share ($9.89 divided by
  .9850)
  (reduced on purchases of $100,000 or more)        $10.04

      STRATEGIC INCOME FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.05
Maximum Offering Price per Share ($9.05 divided by
  .9550)
  (reduced on purchases of $100,000 or more)        $9.48
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.05
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.05
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $  --
M SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.03
Maximum Offering Price per Share ($9.03 divided by
  .9700)
  (reduced on purchases of $100,000 or more)        $9.31

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.


    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

    In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    AAA--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                 JPMORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001



                             FLEMING EUROPEAN FUND
                       FLEMING INTERNATIONAL EQUITY FUND
                               FLEMING JAPAN FUND



       1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Fleming International Equity Fund, Fleming European Fund and Fleming Japan Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus, as the context requires. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the J.P Morgan Funds Service Center at:



    1-800-348-4782
    J.P. Morgan Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64121-9392


                                                                    INTL-SAI-200

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   25
Determination of Net Asset Value..................   30
Purchases, Redemptions and Exchanges..............   31
Distributions; Tax Matters........................   35
Management of the Trust and the Funds or
  Portfolios......................................   40
Independent Accountants...........................   52
Certain Regulatory Matters........................   52
General Information...............................   52
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS


    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"), including the European Fund International Equity Fund and Japan Fund. Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."



    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:



FUND                                            FORMER NAME
----                                            -----------
J.P. Morgan Fleming European Fund (European     Chase Vista European Fund
Fund)
J.P. Morgan Fleming Japan Fund (Japan Fund)     Chase Vista Japan Fund
J.P. Morgan Fleming International Equity        Chase Vista International Equity Fund
Fund
(International Equity Fund)



    The International Equity Fund seeks to achieve its investment objective by investing all of its investable assets in an open-end, management investment company which has the same investment objective as such Fund. The International Equity Fund invests in the International Equity Portfolio (the "Portfolio"). The Portfolio is a New York trust with its principal office in New York. Certain qualified investors, in addition to the International Equity Fund, may invest in the Portfolio. For purposes of this Statement of Additional Information, any information or references to the Portfolio refer to the operations and activities after implementation of the master fund/feeder fund structure.


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. In the case of the Portfolio, a separate Board of Trustees, with the same members as the Board of Trustees of the Trust, provides broad supervision. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds (other than the International Equity Fund, which does not have its own adviser) and the Portfolio. Chase also serves as the administrator of the Trust, including the Funds, and is the administrator of the Portfolio. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers. Similarly, a majority of the Trustees of the Portfolio are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund and Portfolio. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"),
Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.


    U.S. GOVERNMENT SECURITIES. Each Fund and Portfolio may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate

Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund or Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund and Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund or Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.


    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds or Portfolio in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


    FOREIGN SECURITIES. For purposes of a Fund's or a Portfolio's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country,
(ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund and Portfolio may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds and the Portfolio treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unse-cured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


    SUPRANATIONAL OBLIGATIONS. Each Fund and Portfolio may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.



    MONEY MARKET INSTRUMENTS. Each Fund and Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund or Portfolio and increase its brokerage and other transaction expenses.


    LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.



    BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.



    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.



    REPURCHASE AGREEMENTS. Each Fund and Portfolio may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. A Fund or Portfolio will enter into repurchase agreements only with member banks of the Federal

Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund or Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Fund or Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund or Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund or Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund or Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund or Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' and Portfolio's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.



    BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund and Portfolio may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund or Portfolio with an agreement to repurchase the securities at an agreed upon price and date. A Fund or Portfolio may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund or Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) A Fund or Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund or Portfolio is obliged to purchase the securities. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


    FORWARD COMMITMENTS. Each Fund and Portfolio may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's or Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund or Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's or Portfolio's commitments securities will be established at such Fund's or Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund or Portfolio.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's or Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund or Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund or Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund and Portfolio may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.


    STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund and Portfolio may invest up to 20 percent of its total assets in stripped obligations where the underlying obligation is backed by the full faith and credit of the U.S. government.


    INDEXED INVESTMENTS. Each Fund and Portfolio may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund and the Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.
("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund or Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund and Portfolio may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund or Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund or Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund or Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.


    SECURITIES LOANS. To the extent specified in the Prospectus, each Fund and Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's or Portfolio's total assets. In connection with such loans, a Fund or Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund or Portfolio can increase its income through the investment of such collateral. A Fund or Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund or Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund or Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund or Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, the International Equity Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not be required to sell their shares at the same public offering prices as the Fund, and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from the Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions have been received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in such the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

    The same individuals who are disinterested Trustees of the Trust serve as Trustees of the Portfolio. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.


    Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling the J.P. Morgan Funds Service Center at 1-800-348-4782.


       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds and the Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund or Portfolio.


    Each Fund and Portfolio may invest its assets in derivative and related instruments subject only to the Fund's or Portfolio's investment objective and policies and the requirement that the Fund or Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund or Portfolio.



    The value of some derivative or similar instruments in which the Funds and the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds and the Portfolio--the ability of a Fund or Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds and the Portfolio could be exposed to the risk of a loss. The Funds and/or the Portfolio may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.



    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds and the Portfolio may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as to provide useful information to prospective investors.


    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund or Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund or Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds and Portfolio are not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to a Fund or Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund or Portfolio than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund or Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund or Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund or Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund or Portfolio.

    OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT
INSTRUMENTS. A Fund or Portfolio may PURCHASE, SELL or EXERCISE call and put options on: securities; securities indexes; currencies; or debt instruments. Specifically, each Fund and Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments),
(ii) enter into swaps, futures contracts and options on futures contracts,
(iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

    Although in most cases these options will be exchange-traded, the Funds and the Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund or Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund or Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund or Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund or Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund or Portfolio writing a covered call (i.e., where the underlying securities are held by the Fund or Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund or Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund or Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund or Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund or Portfolio may be unable to close out a position.


    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund or Portfolio may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds and the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund or Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund or Portfolio intends to acquire an instrument or enter into a position. For example, a Fund or Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds and the Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds and the Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.


    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds and the Portfolio will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity or quoted on an automated quotation system.


    FORWARD CONTRACTS. Each Fund and Portfolio may enter into forward contracts. A Fund or Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Funds and the Portfolio may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund or Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund or Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund or Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund or Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. A Fund or Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund or Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund or Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's or Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund or Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds and the Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund or Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund or Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's or Portfolio's risk of loss consists of the net amount of interest or currency payments that the Fund or Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds and the Portfolio expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund or Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


    A Fund or Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund or Portfolio. In addition, a Fund or Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund or Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund or Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's or Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund or Portfolio to certain risks.



    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund or Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's or Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's or Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's or Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's or Portfolio's assets that are the subject of such cross-hedges are denominated.


    A Fund or Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund or Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund or Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


    STRUCTURED PRODUCTS. Each Fund and Portfolio may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund or Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.



    A Fund or Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund or Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund or Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund or Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's or Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's or Portfolio's fundamental investment limitation related to borrowing and leverage.


    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund or Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund or Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's or Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds and the Portfolio have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund or Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund or total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund or total beneficial interests of the Portfolio.

    Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of shareholders of the International Equity Fund and will cast its votes as instructed by the shareholders of such Fund.


    With respect to the International Equity Fund, it is a fundamental policy that when the International Equity Fund holds no portfolio securities except interests in the Portfolio, the Fund's investment objective and policies shall be identical to the Portfolio's investment objective and policies, except for the following: the International Equity Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company, and
(3) will concentrate its investments in the investment company. It is a fundamental investment policy of the International Equity Fund that when the International Equity Fund holds only portfolio securities other than interests in the Portfolio, the International Equity Fund's investment objective and policies shall be identical to the investment objective and policies of the Portfolio at the time the assets of the International Equity Fund were withdrawn from the Portfolio.



    Each Fund, including the European Fund and the Japan Fund, and Portfolio may not:


        (1) borrow money, except that each Fund and the Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund or Portfolio may make additional investments;

        (2)   make loans, except that each Fund and the Portfolio may:
    (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund or Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (b) a Fund or Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund or Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as a Fund or Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.


    In addition, as a matter of fundamental policy, each of the Japan Fund and European Fund may not:


        (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

        (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

        (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

        (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction
(5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund or Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund and the Portfolio is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) The International Equity Fund and the Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

        (2) Each Fund and the Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund or Portfolio. No Fund or Portfolio has the current intention of making short sales against the box.

        (3) Each Fund and the Portfolio may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund and the Portfolio may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund and the Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's or Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund and the Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


    In addition, each of the Japan Fund and European Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:


        (7) The value of a Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

        (8) Each Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

        (9) Each Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

        For purposes of the Funds' and Portfolio's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        With respect to each of the Funds, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

        In order to permit the sale of its shares in certain states, a Fund or Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund or Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund and the Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund or Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund or Portfolio will not be considered a violation. If the value of a Fund's or Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS


    INVESTING IN JAPAN. Japan currently has the second largest GDP in the world. The Japanese economy has grown substantially in the last three decades. During the last seven years, however, despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for a debt-burdened financial system and spending for reconstruction following the Kobe earthquake should help contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.


    In addition to a cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a string currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.


    Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers and other protectionist or retaliatory measures of, as well as economic conditions in, the U.S. and other countries with which it trades. Industry, the most important sector of the economy, is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools and semiconductors have caused trade tensions with other countries, particularly the United States. Some trading agreements between the countries have reduced the friction caused by the current trade imbalance.


    The relaxing of official and de facto barriers to imports, or hardships created by any pressure brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect on the country's economy. The strength of the yen itself may prove an impediment to string continued exports, because of the high prices its means for Japanese goods sold in other countries. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market and the Fund.


    Japanese securities are normally denominated and traded in the Japanese yen. Accordingly, changes in the value of the yen, or other the currencies of other securities in which the Japan Fund has invested, against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in the yen, or such other currency. Historically, over a number of years, the yen has generally appreciated in relation to the dollar. Nonetheless, the yen has recently experienced increasing volatility relative to the U.S. dollar, including periods of devaluation. The Japanese yen may also be adversely affected by currency difficulties of other countries in the Southeast Asian region. Devaluations in the yen, and any other currencies in which the Fund's portfolio securities are denominated, will adversely affect the Fund's net asset value.


    In 1990, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), began a spectacular decline which continued through 1992. Since then, the market has failed to rebound and continues to exhibit substantial volatility. The decline in the Japanese securities markets has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those of the United States, even after recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

    While the Japanese governmental system seems stable, the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civil unrest, its is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

    A seven-year decline of the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios, and has left Japanese banks holding large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred, and there can be no assurance that the number of such bankruptcies will not increase. The economic difficulties of other countries in the Southeast Asian region have adversely affected and may continue to adversely affect the Japan's economy as many Japanese banks and companies have exposure to the region and as the region's demand for Japanese exports fluctuates.

    Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

    As in the United States and other markets, small company stocks are typically more volatile than large company stocks, reacting more extremely to good or bad news. Since Japan's market is dominated by large stocks (the average company size in Japan is the largest anywhere in the world), the behavior of the Japanese market in general and of the small-stock segment in particular may be affected by the trading activity on a relatively small number of large-company stocks to a much greater degree than is typically seen in the United States. Further, during periods of economic difficulty, small companies can find it harder to compete or survive. Since August 1990, the shares of smaller Japanese companies have underperformed those of larger companies, as they tend to do in periods of declining industrial production. However, the reverse trend tends to apply in periods of economic recovery.

    INVESTING IN EUROPE. Investment in the securities of European countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.


    The economies of individual European countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.



    LOWER RATED SECURITIES. Each Fund and the Portfolio is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.


    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund or the Portfolio will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's or Portfolio's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's or Portfolio's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund or Portfolio should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund or Portfolio to obtain accurate market quotations for purposes of valuing that Fund's or Portfolio's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund or Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds and Portfolio have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund and Portfolio may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds or Portfolio may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund or Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund or Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's or Portfolio's investments are reviewed by the Board of Trustees of the Trust or Portfolios. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's or Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase a Fund's or Portfolio's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund or Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.


    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
European Fund                                  183%              149%              161%
Japan Fund                                     212%              133%              123%



    The International Equity Fund invests all of it's investable assets in the International Equity Portfolio and does not invest directly in a portfolio of assets and therefore does not have reportable portfolio turnover rates. The Portfolio's portfolio turnover rates for the three most recent fiscal years were as follows:



                                     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                        1998         1999         2000
                                     -----------  -----------  -----------
International Equity Portfolio           182%         153%         149%


    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund or Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund or Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund or Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's or Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds and Portfolio by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds and Portfolio to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds or Portfolio and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund or Portfolio in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds and Portfolio. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and Portfolio and their reasonableness in relation to the benefits to the Funds and Portfolio. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds and Portfolio pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' or Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds or Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds and Portfolio. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds and Portfolio as well as one or more of the adviser's or sub-adviser's, other clients. Investment decisions for the Funds and Portfolio and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolio or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds or Portfolio are concerned. However, it is believed that the ability of the Funds and Portfolio to participate in volume transactions will generally produce better executions for the Funds and Portfolio.


    The International Equity Portfolio and the Funds paid brokerage commissions as detailed below:



                                        YEAR-ENDED        YEAR-ENDED        YEAR-ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
European Fund                            $315,450          $432,341          $776,639
International Equity Portfolio            280,471           204,705           209,281
Japan Fund                                 54,469            31,083            34,739


    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION


    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan
Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares ) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by J.P. Morgan Chase & Co., such as the offshore assets of other funds.


                              TOTAL RATE OF RETURN

    A Fund's or class' total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)


    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one year and five year periods ended October 31, 2000 and for the period from commencement of business operations of each such Fund to October 31, 2000, were as follows:



                                                        DATE OF      DATE OF
                             ONE     FIVE     SINCE       FUND        CLASS
                             YEAR    YEARS  INCEPTION  INCEPTION   INTRODUCTION
                           --------  -----  ---------  ----------  ------------
European Fund                                            11/2/95
  A Shares                   10.13%   N/A     18.53%                   11/2/95
  B Shares                    9.40%   N/A     17.69%                   11/3/95
  C Shares                    9.27%   N/A     17.68%                   11/1/98
Japan Fund                                               11/2/95
  A Shares                  (17.48)%  N/A     (2.59)%                  11/2/95
  B Shares                  (17.82)%  N/A     (3.22)%                  11/3/95
International Equity Fund                               12/31/92
  A Shares                    1.71%  5.84%     6.30%                  12/31/92
  B Shares**                  1.20%  5.34%     5.83%                   11/4/93


  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses.
     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 5.75% for Class A shares, and the currently applicable CDSC for Class B and Class C shares for each period length, reflected, the total rates of return would be as follows:


                                       ONE     FIVE     SINCE
                                       YEAR    YEARS  INCEPTION
                                     --------  -----  ---------
European Fund
  A Shares                              3.78%   N/A     17.14%
  B Shares                              4.40%   N/A     17.48%
  C Shares                              8.27%   N/A     17.68%
Japan Fund
  A Shares                            (22.22)%  N/A     (3.74)%
  B Shares                            (21.93)%  N/A     (3.58)%
International Equity Fund
  A Shares                             (4.14)% 4.59%     5.50%
  B Shares                             (3.61)% 5.01%     5.83%


  *  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.


    The yields of all share classes of the International Equity Fund, European Fund and Japan Fund for the thirty-day period ended October 31, 2000 were 0.00%.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds (excluding the effects of any applicable sales charges) for the period from the commencement date of business for each Fund, with values reflecting an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
International Equity Fund
  A Shares                                $16,135  12/31/92
  B Shares                                 15,582  12/31/92
European Fund
  A Shares                                 23,398   11/2/95
  B Shares                                 22,579   11/2/95
  C Shares                                 22,565   11/2/95
Japan Fund
  A Shares                                  8,871   11/2/95
  B Shares                                  8,492   11/2/95


  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the peformance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)


    With the current maximum sales charge of 5.75% for Class A Shares and the currently applicable CDSC for Class B and Class C Shares for each period length, the total value for the same periods would be as follows:



                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
International Equity Fund
  A Shares                                $15,207  12/31/92
  B Shares                                 15,582  12/31/92
European Fund
  A Shares                                 22,053   11/2/95
  B Shares                                 22,379   11/2/95
  C Shares                                 22,565   11/2/95
Japan Fund
  A Shares                                  8,266   11/2/95
  B Shares                                  8,334   11/2/95


  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the peformance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds and the Portfolio invest in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Funds and the Portfolio do not price, the Funds' and the Portfolio's portfolios will trade and the net asset value of the Funds' shares may be significantly affected on days on which the investor has no access to the Fund.

    Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.


    An investor can buy Fund shares three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the J.P. Morgan Funds Service Center or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.



    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


    With respect to the International Equity Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.


    Each investor in the Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once on each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m. Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.


                                 CLASS A SHARES

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.


    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan Fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.



    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the J.P. Morgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.



    The Funds may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Funds' distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the J.P. Morgan Funds.


    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Investors may incur a fee if they effect transactions through a broker or agent.


    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.



    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any J.P. Morgan Fund, provided there is no change in account registration.


    Each Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.


    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.


    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of each Fund and Portfolio have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B (or C) shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B (or C) shares.


    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because International Equity Fund invests all of its assets in the Portfolio which will be classified as a partnership for federal income tax purposes, the Fund will be deemed to own a proportionate share of the income of the Portfolio for purposes of determining whether the Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    The Funds anticipate distributing substantially all of their net investment income for each taxable year. An investor can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or, (3) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the J.P. Morgan service center in writing. If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.



    If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan fund without a sales charge. If the J.P. Morgan Funds Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Funds. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


    Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (1) has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss or (2) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.


    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS



                             TRUSTEES AND OFFICERS



    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.



    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.



    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture -- State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.

    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.



    The Trustees and officers of the Trust listed above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:



                                     EUROPEAN  JAPAN   INTERNATIONAL
                                       FUND     FUND    EQUITY FUND
                                     --------  ------  -------------
Fergus Reid, III, Trustee            $ 340.67  $13.87     $77.23
H. Richard Vartabedian, Trustee        230.21    9.37      51.85
William J. Armstrong, Trustee          153.71    6.52      34.94
John R.H. Blum, Trustee                169.76    7.09      37.59
Stuart W. Cragin, Jr., Trustee         151.91    6.47      34.55
Ronald R. Eppley, Jr., Trustee         157.58    6.30      35.51
Joseph J. Harkins, Trustee             151.83    6.21      33.76
Sarah E. Jones, Trustee                    --      --         --
W.D. MacCallan, Trustee                149.47    6.23      33.96
George E. McDavid, Trustee              96.49    2.47      21.30
W. Perry Neff, Trustee                 150.19    6.36      33.53
Leonard M. Spalding, Trustee           151.91    6.47      34.55
Richard E. Ten Haken, Trustee          168.75    7.08      38.19
Irving L. Thode, Trustee               153.59    6.28      34.67



                                                PENSION OR              TOTAL
                                                RETIREMENT           COMPENSATION
                                             BENEFITS ACCRUED            FROM
                                          BY THE FUND COMPLEX (1)  FUND COMPLEX (2)
                                          -----------------------  ----------------
Fergus Reid, III, Trustee                        $110,091              $202,750
H. Richard Vartabedian, Trustee                    86,791               134,350
William J. Armstrong, Trustee                      41,781                90,000
John R.H. Blum, Trustee                            79,307                98,750
Stuart W. Cragin, Jr., Trustee                     55,742                89,000
Ronald R. Eppley, Jr., Trustee                     58,206                91,000
Joseph J. Harkins, Trustee                         75,554                90,500
Sarah E. Jones, Trustee                                --                    --
W.D. MacCallan, Trustee                            77,769                88,500
George E. McDavid, Trustee                             --                62,250
W. Perry Neff, Trustee                             74,269                88,000
Leonard M. Spalding, Jr., Trustee                  35,335                89,000
Richard E. Ten Haken, Trustee                      60,398                99,500
Irving L. Thode, Trustee                           64,503                90,000



(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000 which amount is then apportioned among the Funds comprising the Trust.

            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES



    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.



    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                       ---------------------------------------------------
                       $80,000 $100,000 $120,000 $140,000 $160,000 $200,000

YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Funds or Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds or Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds or Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' or Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' or Portfolios' assets shall be held uninvested. The advisers to the Funds or Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds or Portfolios. The Advisory Agreement for the Funds or Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's or Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Funds or Portfolios investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.


    Chase, on behalf of the Funds or Portfolio, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Fleming Asset Management (USA) Inc. ("CFAM(USA)"). With respect to the day-to-day management of the Funds or Portfolio, under the sub-advisory agreement CFAM(USA) makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CFAM(USA) may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (1) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (2) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.



    Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. J.P. Morgan Chase & Co. is the entity resulting from the merger of The Chase Manhattan Corporation with J.P. Morgan on January 2, 2001. The Chase Manhattan Corporation was thereupon renamed J.P. Morgan Chase & Co. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Chase is located at 270 Park Avenue, New York, New York 10017.



    CFAM(USA) is a wholly-owned operating subsidiary of the Adviser. CFAM(USA) is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM(USA) also serve as portfolio managers for Chase. CFAM(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.



    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund or Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's or Portfolio's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM(USA) will be entitled to receive, with respect to each such Fund or Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.



    Chase Fleming Asset Management, London (CFAM(L)), the Portfolio's sub-investment adviser, is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the average daily net assets of the Fund or Portfolio. CFAM(L) provides discretionary investment services to institutional clients. The same individuals who serve as fund or portfolio managers for Chase with respect to the Fund or Portfolio also serve as fund or portfolio managers of CFAM(L). CFAM(L) is located at Colvile House, 32 Curzon Street, London W1Y8AL.

    For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following investment advisory fees with respect to the following Funds and Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:



                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  ------------------------
FUND                       PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
----                       ------------  ----------  ------------  ----------  ------------  ----------
International Equity
  Portfolio*                 $277,625    $(277,625)    $264,592    $(264,592)    $427,853    $(337,213)
European Fund                 279,521     (166,744)     555,370     (178,633)     933,790     (189,245)
Japan Fund                     41,865      (41,865)      35,137      (35,137)      35,177      (35,177)



  * The International Equity Fund does not have an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in the Portfolio.

                                 ADMINISTRATOR


    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds and the administrator of the Portfolio. Chase provides certain administrative services to the Funds and Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' and Portfolio's independent contractors and agents; preparation for signature by an officer of the Trust and Portfolio of all documents required to be filed for compliance by the Trust and Portfolio with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and Portfolio and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds or Portfolio, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the International Equity Fund, Chase receives from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.


    For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued administration fees and voluntarily waived the amount in parentheses following such fees:



                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  ------------------------
FUND                       PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
----                       ------------  ----------  ------------  ----------  ------------  ----------
International Equity Fund    $13,807      $(13,807)    $13,176      $(13,176)    $21,338      $ (4,747)
International Equity
  Portfolio                   13,881       (13,881)     13,230       (13,230)     21,393       (10,260)
European Fund                 27,109        (6,446)     55,537            --      93,379            --
Japan Fund                     3,603        (3,603)      3,514        (3,514)      3,518        (3,518)


                               DISTRIBUTION PLANS


    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.


    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



    For the fiscal years ended October 31, 1998, 1999 and 2000, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees:



                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------------------------------
                                     1998                      1999                     2000
                           ------------------------  ------------------------  -----------------------
FUND                       PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED   WAIVED
----                       ------------  ----------  ------------  ----------  ------------  ---------
International Equity Fund
  A Shares                   $49,730      $(33,485)    $47,950      $(47,950)    $ 86,640    $(18,952)
  B Shares                    58,089            --      53,785            --       60,149          --
European Fund
  A Shares                    54,193            --     109,680            --      182,535          --
  B Shares                    47,038            --      81,208            --      127,726          --
  C Shares*                      N/A           N/A       6,279            --       25,013          --
Japan Fund
  A Shares                     8,575        (5,042)      7,418        (7,418)       6,846      (6,846)
  B Shares                     5,673            --       4,547            --        5,845          --



  * Distribution fees are from the period November 1, 1998 (commencement of operations) through October 31, 1999.

    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:



                                                    TOTAL VALUE
                                                    -----------
Advertising and sales literature                    $  340,447
Printing, production and mailing of prospectuses
  and shareholder reports to other than current
  Shareholders                                         137,970
Compensation to dealers                              6,122,706
Compensation to sales personnel                      5,595,536
B Share financing charges                            8,232,922
Equipment, supplies and other indirect
  distribution-related expenses                         29,628

    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT


    The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is Vista Fund
Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B or Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the J.P. Morgan Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other J.P. Morgan Funds.



    VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more J.P. Morgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



    VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other J.P. Morgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.


    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000, the Distributor was paid or accrued sub-administration fees with respect to the Funds and voluntarily waived the amount in parentheses following such fees:



                                    FISCAL YEAR ENDED OCTOBER 31,
                           ------------------------------------------------
FUND                            1998             1999             2000
----                       ---------------  ---------------  --------------
International Equity Fund  $13,864 $(13,864) $13,176 $(13,176) $21,338 $(4,747)
European Fund              13,973   (3,223) 27,768       --  46,690      --
Japan Fund                  1,678   (1,678)  1,756   (1,756)  1,759  (1,759)


           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Funds held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.


    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000, fees payable to the Shareholder Servicing

Agents and the amounts voluntarily waived for each such period (as indicated in parentheses) were as follows:



                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------------------------------
                                    1998                      1999                      2000
                           -----------------------  ------------------------  ------------------------
                           PAID/ACCRUED   WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                           ------------  ---------  ------------  ----------  ------------  ----------
International Equity Fund
  A Shares                   $49,814           --     $47,950      $     --     $86,641      $     --
  B Shares                    19,363      (13,262)     17,928       (17,928)     20,050        (4,784)
European Fund
  A Shares                        --           --          --            --          --            --
  B Shares                    15,675           --      27,069            --      42,575            --
  C Shares *                     N/A          N/A       2,093            --       8,338            --
Japan Fund
  A Shares                        --           --          --            --          --            --
  B Shares                     1,891         (902)      1,618        (1,618)      1,948        (1,948)



  * Fees and waivers for 1999 are from the period November 1, 1998 (commencement of operation) through October 31, 1999.

    Shareholder Servicing Agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.



    For shareholders that bank with The Chase Manhattan Bank, Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.


    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Japan Fund and the European Fund. Chase is located at 3 Metro-Tech Center, Brooklyn, NY 11245. Investors Bank and Trust Co., One First Canadian Place, Toronto, Canada M5X 1C8, provides fund accounting for the International Equity Fund and the International Equity Portfolio.


                            INDEPENDENT ACCOUNTANTS


    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2000, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                              GENERAL INFORMATION

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.


    The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.



    Certain Funds offer Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.


    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.


    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees.The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(1) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (2) by the vote of the holders of a majority of its outstanding shares, or (3) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.



    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature.


    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 20, 2001 the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



EUROPEAN FUND A SHARES
Balsa & Co.                                                               22.64%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Balsa & Co.                                                               12.68%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Balsa & Co.                                                               10.04%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



MLPF&S for the sole benefit                                                5.78%
of its customers
Attn: Fund Administration
SEC# 97HT1
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484



EUROPEAN FUND B SHARES
MLPF&S for the sole benefit                                               18.72%
of its customers
Attn: Fund Administration
SEC# 97HT4
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484



EUROPEAN FUND C SHARES
MLPF&S for the sole benefit                                               64.54%
of its customers
Attn: Fund Administration
SEC# 97TR4
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

INTERNATIONAL EQUITY FUND A SHARES
Balsa & Co.                                                               23.76%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Hamill & Co                                                                9.32%
FBO Buckner Foundation
Mail Sta. 16-HCB-09
PO Box 2558
Houston, TX 77252-2558



Post & Co. A/C 725000                                                      6.26%
c/o The Bank of New York
Mutual Fund/Reorg Dept.
PO Box 1066, Wall St. Station
New York, NY 10268-1066



Balsa & Co.                                                                5.11%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



INTERNATIONAL EQUITY FUND B SHARES
MLPF&S for the sole benefit                                                6.05%
of its customers
Attn: Fund Administration
SEC# 97FC1
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484



JAPAN FUND A SHARES
Balsa & Co.                                                               39.45%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



Balsa & Co.                                                               34.65%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558



JAPAN FUND B SHARES
MLPF&S for the sole benefit                                               38.34%
of its customers
Attn: Fund Administration
SEC# 97HT6
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484



NFSC FEBO #C1B-347035                                                      5.70%
MTS/People Source Inc. Defined BE
Louis Marcoccia
26 Varsity Boulevard
East Setauket, NY 11733-1040



Investors Trust Co. Cust                                                   5.25%
Ferhat M. Hasan, MD
Profit Sharing Plan
FBO Ferhat M. Hasan
3007 Ecorn Woodway
Houston, TX 77059

                              FINANCIAL STATEMENTS


    The 2000 Annual Report to Shareholders of each Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated herein by reference.


               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


    INTERNATIONAL EQUITY FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $13.34
Maximum Offering Price per Share ($13.34 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $14.15
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $13.01

          EUROPEAN FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $17.87
Maximum Offering Price per Share ($17.87 divided
  by .9425)
  (reduced on purchases of $100,000 or more)        $18.96
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $17.38
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $17.37

           JAPAN FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $8.12
Maximum Offering Price per Share ($8.12 divided by
  .9425)
  (reduced on purchases of $100,000 or more)        $8.62
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $7.93



    The European Fund and Japan Fund commenced offering of Shares on November 1, 1995.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration, the U.S. government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.



    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.



    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.



    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.



    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.



    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.



    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.



    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.



    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.



    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.



    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.



    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.



    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    AAA--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.


    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                               J.P. MORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001



                              H&Q TECHNOLOGY FUND



       1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of H&Q Technology Fund. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("VFD"), the Fund's distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:



    1-800-348-4782
    J.P. Morgan Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64141


                                                                     HQT-SAI-900

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Fund..........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   18
Determination of Net Asset Value..................   21
Purchases, Redemptions and Exchanges..............   22
Distributions; Tax Matters........................   26
Management of the Trust and the Fund..............   31
Independent Accountants...........................   41
Certain Regulatory Matters........................   41
General Information...............................   41
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                    THE FUND

    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 22 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."


    Effective February 28, 2001 with the approval of the Board of Trustees, the trust, the Chase Fleming H&Q Technology Fund was renamed the J.P. Morgan H&Q Technology Fund (H&Q Technology Fund).


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The H&Q Technology Fund (the "Fund") seeks to achieve its investment objective by investing all of its investable assets in an open-end, management investment company which has the same investment objective as such Fund.


    The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the administrator of the Trust, including the Funds . A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers. Chase Fleming Asset Management, (USA) Inc., ("CFAM(USA)") is a sub-adviser to the Fund and makes day-to-day investment decisions for the Fund. CAM is a wholly-owned subsidiary of Chase.


                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectus sets forth the investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.


    U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. U.S. government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government Securities, including U.S. Treasury bills, notes and bonds, government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund was required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Fund investing in such securities normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least

50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country. The Fund may invest up to 35% of its assets in debt securities of foreign or U.S. issuers.

    DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    SUPRANATIONAL OBLIGATIONS. The Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.


    MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes. The Fund may also borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities, known as "leveraging." The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by S&P, Baa or higher by Moody's, rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.


    STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. The Fund may invest up to 20 percent of its total assets in stripped obligations where the underlying obligation is backed by the full faith and credit of the U.S. government.


    INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper")
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and
Section 4(2) paper.

    STAND-BY COMMITMENTS. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.


    SECURITIES LOANS. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

    The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.


    The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Funds may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Fund is not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.


    OPTIONS ON SECURITIES, SECURITIES INDICES, CURRENCIES AND DEBT INSTRUMENTS. The Fund may PURCHASE, SELL or EXERCISE call and put options on: securities; securities indices; currencies; or debt instruments. Specifically, the Fund may (i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.


    Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds and the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. The Fund may enter into forward contracts. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. The Fund or Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund or Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund or Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's or Portfolio's assets that are the subject of such cross-hedges are denominated.

    The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. The Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


    The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.


    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund or Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Fund have adopted the following investment restrictions which may not be changed without shareholder approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    The Fund may not:

        (1) borrow money, except that (i) the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings, and (ii) the Fund may borrow money to buy additional securities, in an amount not exceeding 10% of its total assets (including the amount borrowed.)

        (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund or Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy the Fund may not:

        (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

        (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

        (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

        (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction
(5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund or Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) The Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

        (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund or Portfolio. The Fund has the current intention of making short sales against the box.

        (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, the Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        (7) The value of the Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

        (8) The Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

        (9) The Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

    For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    With respect to the Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

    In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Fund will not:
(i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund or Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to the Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust or Portfolios. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The portfolio turnover rate for fiscal year 2000, calculated from September 20, 2000 (commencement of operations) to October 31, 2000, was 0%.


    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Fund pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.


    In certain instances, there may be securities that are suitable for the Fund as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.


    For the period September 20, 2000 (commencement of operations) through October 31, 2000, the Fund paid brokerage commissions of $608.


    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION


    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/ Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index, the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.


    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    The Fund presents performance information for each class thereof since the commencement of operations of that Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.


    Advertisements for the J.P. Morgan H&Q Technology Fund may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.



                              TOTAL RATE OF RETURN



    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)



    The average annual total rates of return, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the period from commencement of business operations to October 31, 2000, were as follows:



                                                       DATE OF      DATE OF
                                          SINCE          FUND        CLASS
                                        INCEPTION     INCEPTION   INTRODUCTION
                                     ---------------  ----------  ------------
J.P. Morgan H&Q Technology Fund                         9/20/00
    A Shares                                 -18.30%                  9/20/00
    B Shares                                 -18.40%                  9/20/00
    C Shares                                 -18.30%                  9/20/00



  * The ongoing fees and expenses borne by Class B Shares and C Shares are greater than those borne by Class A Shares. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of the Fund (or classes thereof). Returns on the Fund (or classes) would have been lower if there were not such waivers. With respect to the Fund, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. The Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:



                                                         SINCE
                                                       INCEPTION
                                                    ---------------
J.P. Morgan H&Q Technology Fund
    A Shares                                                -23.00%
    B Shares                                                -22.48%
    C Shares                                                -19.12%



  *  See the notes to the preceding table.

    The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.



                               YIELD QUOTATIONS*



    Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.



    The yields of all share classes of the Fund for the thirty-day period ended October 31, 2000 were 0.00%.



    Advertisements for the Fund may include references to the asset size of other financial products made available by the adviser, such as offshore assets or other funds advised by Chase.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)



    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of the Fund for the period from September 20, 2000 (commencement) of business operations, to October 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Fund may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.



                                                    TOTAL VALUE
                                                    -----------
J.P. Morgan H&Q Technology Fund
    A Shares                                          $ 8,170
    B Shares                                            8,160
    C Shares                                            8,170



  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of the Fund from the commencement of business operations through October 31, 2000.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares, the total value for the same periods would be as follows:



                                                    TOTAL VALUE
                                                    -----------
J.P. Morgan H&Q Technology Fund
    A Shares                                          $ 7,700
    B Shares                                            7,752
    C Shares                                            8,088


  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of the Fund from the commencement of business operations through October 31, 2000.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolios will trade and the net asset value of the Fund shares may be significantly affected on days on which the investor has no access to the Fund.

    The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.


    An investor can buy Fund shares three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the J.P. Morgan Funds Service Center or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.


    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                 CLASS A SHARES

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                          5.75       6.10          5.00
100,000 but under 250,000              3.75       3.90          3.25
250,000 but under 500,000              2.50       2.56          2.25
500,000 but under 1,000,000            2.00       2.04          1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.


    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Chase Vista fund excluding any Chase Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) purchased thereafter.


    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. With Board of Trustee approval, the money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.


    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.


    The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the J.P. Morgan Funds.


    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Investors may incur a fee if they effect transactions through a broker or agent.


    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any J.P. Morgan Fund, provided there is no change in account registration.


    The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.


    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.


    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B (or C) shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B (or C) shares.

    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1,

1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    The Fund anticipates distributing substantially all of their net investment income for each taxable year. An investor can choose from three distribution options: (i) reinvest all distributions in additional Fund shares without a sales charge; (ii) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the J.P. Morgan Funds Service Center in writing. If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.



    If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Fund without a sales charge. If the J.P. Morgan Funds Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Funds. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. The Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUND

                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant, formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.



    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc., (1971-1988); Director, Janel Hydraulics, Inc.; fomerly, Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48. Address: 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly, Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 73. Address: 624 East 45th Street, Savannah, GA 31405



    GEORGE E. MCDAVID--Trustee. President, Houston Chronicle Publishing Company.
Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly, Director and Chairman of The Hanover Funds, Inc.; formerly, Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly, Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.

    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administrative Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services, Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.



    The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:


    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.



                                                          H&Q
                                                    TECHNOLOGY FUND
                                                    ---------------
Fergus Reid, III, Trustee                              $   0.49
H. Richard Vartabedian, Trustee                            0.31
William J. Armstrong, Trustee                              0.22
John R. H. Blum, Trustee                                   0.19
Stuart W. Cragin, Jr., Trustee                             0.19
Roland R. Eppley, Jr., Trustee                             0.24
Joseph J. Harkins, Trustee                                 0.19
Sarah E. Jones, Trustee                                    0.00
W. D. MacCallan, Trustee                                   0.22
George E. McDavid, Trustee                                 0.19
W. Perry Neff, Trustee                                     0.19
Leonard M. Spalding, Trustee                               0.19
Richard E. Ten Haken, Trustee                              0.24
Irving L. Thode, Trustee                                   0.21



    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:



                                           PENSION OR RETIREMENT
                                          BENEFITS ACCRUED BY THE     TOTAL COMPENSATION
                                              FUND COMPLEX(1)       FROM "FUND COMPLEX"(2)
                                          -----------------------  ------------------------
Fergus Reid, III, Trustee                        $110,091                  $202,750
H. Richard Vartebedian, Trustee                    86,791                   134,350
William J. Armstrong, Trustee                      41,781                    90,000
John R.H. Blum, Trustee                            79,307                    98,750
Stuart W. Cragin, Jr., Trustee                     55,742                    89,000
Roland R. Eppley, Jr., Trustee                     58,206                    91,000
Joseph J. Harkins, Trustee                         75,554                    90,500
Sarah E. Jones, Trustee                                --                        --
W.D. MacCallan, Trustee                            77,769                    88,500
George E. McDavid, Trustee                             --                    62,250
W. Perry Neff, Trustee                             74,269                    88,000
Leonard M. Spalding, Jr., Trustee                  35,335                    89,000
Richard E. Ten Haken, Trustee                      60,398                    99,500
Irving L. Thode, Trustee                           64,503                    90,000



(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trusts, Mutual Fund, Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000 which amount is then apportioned among the Funds comprising the Trust.

            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES


    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL CHASE VISTA FUNDS
                       ----------------------------------------------------------
                       $80,000   $100,000  $120,000  $140,000  $160,000  $200,000



YEARS OF
SERVICE        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------   ----------------------------------------------------
 16       $80,000  $100,000 $120,000 $140,000 $160,000 $200,000
 14        76,800   96,000  115,200  134,400  153,600  192,000
 12        70,400   88,000  105,600  123,200  140,800  176,000
 10        64,000   80,000   96,000  112,000  128,000  160,000
  8        51,200   64,000   76,800   89,600  102,400  128,000
  6        38,400   48,000   57,600   67,200   76,800   96,000
  4        25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.



    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, Chase provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's or Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Fund investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.

    Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM") which on September 5, 2000 was renamed Chase Fleming Asset Management (USA) Inc.
(CFAM). With respect to the day-to-day management of the Fund, under the sub-advisory agreement CFAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CFAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Fund.


    Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation was the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on
March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. J.P. Morgan Chase & Co, is the entity resulting from the merger of J.P. Morgan and The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. J.P. Morgan Chase is located at 270 Park Avenue, New York, New York 10017.


    CFAM is a wholly-owned operating subsidiary of the Adviser. CFAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM also serve as portfolio managers for Chase. CFAM is located at 1211 Avenue of the Americas, New York, New York 10036.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM will be entitled to receive, with respect to each the Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.


    From September 20, 2000 (commencement of operations) to October 31, 2000, Chase was paid or accrued investment advisory fees of $6,983 and voluntarily waived all of such fees.


                                 ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust and Portfolio of all documents required to be filed for compliance by the Trust and Portfolio with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of such Fund's or Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund or Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase will receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, Chase receives from each of the Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.


    From September 20, 2000 (commencement of operations) to October 31, 2000, Chase was paid or accrued investment advisory fees of $931 and voluntarily waived all of such fees.


                               DISTRIBUTION PLANS


    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectus, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.


    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



    From September 20, 2000 (commencement of operations) to October 31, 2000, the Distributor was paid or accrued distribution fees of $4,625 and voluntary waived $2,328 of such fees.



    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:



                                                    TOTAL VALUE
                                                    -----------
Advertising and sales literature                    $  340,447
Printing, production and mailing of prospectuses
  and shareholder reports
  to other than current shareholders                   137,970
Compensation to dealers                              6,122,706
Compensation to sales personnel                      5,595,536
B Share financing charges                            8,232,922
Equipment, supplies and other indirect
  distribution-related expenses                         29,628



    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.


                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT


    The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B or Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the J.P. Morgan Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other J.P. Morgan Funds.



    VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more J.P. Morgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



    VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other J.P. Morgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.


    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


    From September 20, 2000 (commencement of operations) to October 31, 2000, the Distributor was paid or accrued sub-administration fees of $466 and voluntarily waived all of such fees.


           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Funds held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.


    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Shareholder Servicing Agreement with respect to the fund on a month-to-month basis. For the period ended October 31, 2000, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the respective period (as indicated in parentheses), was as follows:



                                             SEPTEMBER 20, 2000
                                                  THROUGH
                                              OCTOBER 31, 2000
                                          ------------------------
                                          PAID/ACCRUED    WAIVED
                                          ------------  ----------
J.P. Morgan H&Q Technology Fund
  A Shares                                   $1,179      $ (1,179)
  B Shares                                      839          (839)
  C Shares                                      309          (309)


    Shareholder Servicing Agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in J.P. Morgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, IBT acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and IBT. As custodian, IBT provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Investors Bank and Trust Co., One First Canadian Place, Toronto, Canada M5X 1C8, provides similar services for the International Equity Portfolio.



                            INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund, provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest the Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                              GENERAL INFORMATION

                                    EXPENSES

    The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts;

expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.


    The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


    The Fund offers Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees.The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of August 31, 2000, no person owned of record 5% or more of the outstanding shares of any class of the Fund.


                              FINANCIAL STATEMENTS



    The 2000 Annual Report to Shareholders of the Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated herein by reference.

                               PRINCIPAL HOLDERS



    As of February 20, 2001 the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



H&Q TECHNOLOGY FUND A SHARES
MLPF&S for the sole benefit of                                            11.50%
its customers
Attn: Fund Administration
SEC# 97B00
4800 Deer Lake Dr E
Fl 3
Jacksonville, FL 32246-6484



Robert Fleming Investment Trust                                            6.78%
Limited
Attention: Nick Gray
10 Aldermanbury
London EC2V 7RF
United Kingdom



H&Q TECHNOLOGY FUND B SHARES
Robert Fleming Investment Trust                                           17.08%
Limited
Attention: Nick Gray
10 Aldermanbury
London EC2V 7RF
United Kingdom



MLPF&S for the sole benefit of                                            11.42%
its customers
Attn: Fund Administration
SEC# 97F88
4800 Deer Lake Drive East
2nd Flr
Jacksonville, FL 32246-6484



H&Q TECHNOLOGY FUND C SHARES
MLPF&S for the sole benefit of                                            36.53%
its customers
Attn: Fund Administration
SEC# 97TR4
4800 Deer Lake Dr East
2nd Fl
Jacksonville, FL 32246-6484



Robert Fleming Investment Trust                                           18.34%
Limited
Attention: Nick Gray
10 Aldermanbury
London EC2V 7RF
United Kingdom



Scott C Bello                                                              5.32%
Janet Bello Jtwros
72 Brinker Dr S
Rensselaer, NY 12144-9764



               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE
            J.P. MORGAN H&Q TECHNOLOGY FUND (SPECIMEN COMPUTATIONS)



A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $8.17
Maximum Offering Price per Share ($8.17 divided by
  .9425)
  (reduced on purchases of $100,000 or more)        $8.67
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $8.16
C SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $8.17

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration, the U.S. government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.



    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the

Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.



    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.



    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.



    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.



    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.



    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.



    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.



    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.



    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.



    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.



    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.



    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.


    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     [LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001



                                   BOND FUND



          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of the Bond Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the Chase Vista Funds Service Center at:



    1-800-34-VISTA
    Chase Vista Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64141



                                                                     MFG-SAI-201

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Fund..........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   22
Determination of Net Asset Value..................   26
Purchases, Redemptions and Exchanges..............   27
Distributions; Tax Matters........................   31
Management of the Trust and the Funds or
  Portfolios......................................   35
Independent Accountants...........................   45
Certain Regulatory Matters........................   46
General Information...............................   46
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS


    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"); including the Bond Fund (the "Fund"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are collectively referred to in this Statement of Additional Information as the "Shares."



    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Fund. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.


                      INVESTMENT POLICIES AND RESTRICTIONS
                              INVESTMENT POLICIES


    The Prospectuses set forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Bond Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.



    U.S. GOVERNMENT SECURITIES. The Bond Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.



    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund or Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund and Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund or Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.


    FOREIGN SECURITIES. For purposes of the Bond Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.



    MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund or Portfolio and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    PREFERRED STOCK. Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.


    INVESTMENT GRADE DEBT SECURITIES. The Bond Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.



    REPURCHASE AGREEMENTS. The Bond Fund may enter into repurchase agreements. The Bond Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.



    FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash or liquid securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.



    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.



    To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.



    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Bond Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates ("Participation Certificates") and certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.



    The securities in which certain Funds and Portfolios may be invested include Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for the Fund.



    The Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.



    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Fund, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, it is intended that they be held until maturity.



    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. The Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.



    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before the Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.



    INVERSE FLOATERS AND INTEREST RATE CAPS. The Bond Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.



    BORROWINGS. The Fund may borrow money from banks for temporary or short-term purposes. But the Fund may not borrow money to buy additional securities, which is known as "leveraging."



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.



    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.


    The Bond Fund may invest in stripped obligations.



    The Bond Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by the Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


    The Bond Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.



    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund or Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of
Section 4(2) paper by the purchaser must be in an exempt transaction.



    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.



    STAND-BY COMMITMENTS. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.



    SECURITIES LOANS. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.



    DIVERSIFIED FUNDS. The Bond Fund is classified as "diversified" under federal securities law.



    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.



    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.



    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.



    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Fund adopts a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS


    INTRODUCTION. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.



    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.



    The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.



    The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and-like other investments of the Fund-the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.



    Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectus as well as provide useful information to prospective investors.



    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Fund is not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.



    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.



    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, the Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. The Bond Fund may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Bond Fund may employ interest rate contracts. The Fund may purchase and sell mortgage-backed and asset-backed securities as well.



    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.



    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.



    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.



    If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the

Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund or Portfolio may be unable to close out a position.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").



    The futures contracts and futures options may be based on various instruments or indices in which the Fund may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).



    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract-or buy a futures option-to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract-or buy a futures option-to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.



    When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.



    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.



    FORWARD CONTRACTS. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.



    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."



    The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    The Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.



    INTEREST RATE AND CURRENCY TRANSACTIONS. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.



    The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their portfolio investments and its interest rate or currency swap positions.



    The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.



    The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.



    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.



    The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.



    MORTGAGE-RELATED SECURITIES. The Fund may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.



    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.



    The Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.


    CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.


    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.



    The Bond Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.



    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. The Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Fund may consider making investments in such new types of mortgage-related securities.


    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund or Portfolio if the other party should default on its obligation and the Fund or Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.



    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.



    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.



    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. The Bond Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.



    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS


    The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.



    The Fund's investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.



    The Fund may not:



        (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the Fund's total assets for the Fund must be repaid before the Fund may make additional investments;



        (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;



        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's or Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;



        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;



        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;



        (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or



        (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.



    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction
(3) above.



    In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:



        (1) The Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).



        (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund does not have the current intention of making short sales against the box.



        (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.



        (4) The Fund may not invest more than 15% of its net assets in illiquid securities.



        (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.



        (6) Except as specified above, the Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.



        For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.



        In order to permit the sale of its shares in certain states and foreign countries, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by The Chase Manhattan Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets,
    (v) invest more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.


        A Mauritius Portfolio Company is a special purpose company organized under the laws of the Republic of Mauritius. The Fund may invest in India through a Mauritius Portfolio Company, which is intended to allow a Fund to take advantage of a favorable tax treaty between India and Mauritius.


        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of a Fund's or Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to the Fund who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.



    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains, and the Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.



    The Fund's portfolio turnover rates for the three most recent fiscal years were as follows:



                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Bond Fund                                   329%              283%              175%



    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.



    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.



    In certain instances, there may be securities that are suitable for one or more of the Funds and Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund are concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.



    For the fiscal periods listed, the Fund paid brokerage commissions as detailed below:


    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION


    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.



    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.



    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.



    The Fund presents performance information for each class thereof since the commencement of operations of the Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


    Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.


                              TOTAL RATE OF RETURN


    The Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)



    The average annual total rates of return for the Fund, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one and five year periods and for the period from commencement of business operations to October 31, 2000, were as follows:



                                                       DATE OF      DATE OF
                            ONE     FIVE     SINCE       FUND        CLASS
FUND                        YEAR   YEARS   INCEPTION  INCEPTION   INTRODUCTION
----                       ------  ------  ---------  ----------  ------------
Bond Fund                                              11/30/90
  A Shares**                5.73%   5.39%     7.24%                    5/6/96
  B Shares**                5.04%   4.80%     6.93%                    5/6/96
  Institutional Shares      6.07%   5.73%     7.74%                  11/30/90



  * The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by the Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. The Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect shareholder servicing fees, distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.




                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares for each period length, reflected, the average annual total rate of return figures would be as follows:



                                      ONE     FIVE     SINCE
FUND                                  YEAR   YEARS   INCEPTION
----                                 ------  ------  ---------
Bond Fund
  A Shares                            0.97%   4.44%    6.74%
  B Shares                            0.07%   4.49%    6.93%



  *  See the notes to the preceding table.

    The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

                               YIELD QUOTATIONS*



    Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.



    The yields of the Fund for the thirty-day period ended October 31, 2000 were as follows:



Bond Fund
  A Shares                                          6.34%
  B Shares                                          5.88%
  Institutional Shares                              6.79%



  *  See the notes to the preceding table.

    Advertisements for the Fund may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.



                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)



    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of the Fund for the period from commencement of business operations to October 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Fund may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.



                                                     TOTAL
                                                     VALUE
                                                    -------
Bond Fund
  A Shares                                          $19,998
  B Shares                                           19,444
  Institutional Shares                               20,319



  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of the Fund from the commencement of business operations through October 31, 2000, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)



    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:



                                                    TOTAL VALUE
                                                    ------------
Bond Fund
  A Shares                                            $19,100
  B Shares                                             19,444


  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of the Fund from the commencement of business operations through October 31, 2000, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currentlyborne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.



    Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.



    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.



    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.



    The broker-dealer allocation for a Fund with a 5.75% sales charge on Class A shares is set forth below:


                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million. 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for a Fund with a 4.50% sales charge on Class A shares is set forth below:


                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million. 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.



    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M shares during the 13-month period. All Class A or Class M or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A or Class M shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan Fund excluding any J.P. Morgan money market fund, and
(b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.



    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.



    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.



    The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectus. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about Chase Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.



    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.



    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.



    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.



    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.



    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Chase Vista Funds Service Center.



    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Chase Vista Funds.



    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any J.P. Morgan Fund, provided there is no change in account registration.

    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.



    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS; TAX MATTERS


    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.


                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.


    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such a bond may be deferred until such bond is sold or otherwise disposed.


    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                               FUND DISTRIBUTIONS


    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.



    If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.



    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

    For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS


                             TRUSTEES AND OFFICERS



    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.



    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture -- State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.



* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.



    The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman) Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.



    The Trustees and officers of the Trust listed above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "J.P. Morgan Funds").


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.


    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:



                                                    BOND FUND
                                                    ---------
Fergus Reid, III, Trustee                            $207.25
H. Richard Vartabedian, Trustee                       139.52
William J. Armstrong, Trustee                          95.31
John R. H. Blum, Trustee                              102.48
Stuart W. Cragin, Jr., Trustee                         94.43
Ronald R. Eppley, Jr., Trustee                         93.86
Joseph J. Harkins, Trustee                             91.20
Sarah E. Jones, Trustee                                   --
W.D. MacCallan, Trustee                                92.38
George E. McDavid, Trustee                             49.15
W. Perry Neff, Trustee                                 92.12
Leonard M. Spalding, Trustee                           94.43
Richard E. Ten Haken, Trustee                         103.43
Irving L. Thode, Trustee                               93.27

                                              PENSION OR
                                              RETIREMENT       TOTAL COMPENSATION
                                           BENEFITS ACCRUED           FROM
                                          AS FUND COMPLEX (1)   FUND COMPLEX (2)
                                          -------------------  -------------------
Fergus Reid, III, Trustee                      $110,091             $202,750
H. Richard Vartabedian, Trustee                  86,791              134,350
William J. Armstrong, Trustee                    41,781               90,000
John R.H. Blum, Trustee                          79,307               98,750
Stuart W. Cragin, Jr., Trustee                   55,742               89,000
Ronald R. Eppley, Jr., Trustee                   58,206               91,000
Joseph J. Harkins, Trustee                       75,554               90,500
Sarah E. Jones, Trustee                              --                   --
W.D. MacCallan, Trustee                          77,769               68,500
George E. McDavid, Trustee                           --               62,250
W. Perry Neff, Trustee                           74,269               88,000
Leonard M. Spalding, Jr., Trustee                35,335               89,000
Richard E. Ten Haken, Trustee                    60,398               99,500
Irving L. Thode, Trustee                         64,503               90,000



(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000 which amount is then apportioned among the Funds comprising the Trust.



            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES


    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley,

Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0 respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                       ---------------------------------------------------
                       $80,000 $100,000 $120,000 $140,000 $160,000 $200,000



YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year are $39,800, $80,100 and $134,350, respectively.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER


    Chase acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds or Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.



    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.



    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


    Chase, on behalf of the Fund has entered into an investment sub-advisory agreement with Chase Fleming Asset Management, Inc. ("CFAM (USA)"). With respect to the day-to-day management of the Fund, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Fund.



    Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.



    CFAM (USA) is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CFAM (USA) is located at 1211 Avenue of the Americas, New York, New York 10036.


    State Street is a subsidiary of the Metropolitan Life Insurance Company. State Street is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional and other clients.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the relevant Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM, State Street or Chase Texas, as the case may be, will be entitled to receive, with respect to the Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectus.



    For the three most recent fiscal years, Chase was paid or accrued investment advisory fees with respect to the Fund and voluntarily waived the amounts in parentheses as follows:



                                                  FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  ------------------------
                           PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                           ------------  ----------  ------------  ----------  ------------  ----------
Bond Fund                    $53,423      $(53,423)    $190,826    $(190,826)    $162,651    $(162,651)


                                 ADMINISTRATOR


    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Fund and the administrator of each Portfolio. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.



    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund or Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.



    In addition, the Administration Agreements provide that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.



    For the three most recent fiscal years, Chase was paid or accrued administration fees with respect to the Fund and voluntarily waived the amounts in parentheses as follows:



                                                    FISCAL YEAR ENDED OCTOBER 31,
                           -------------------------------------------------------------------------------
                                     1998                       1999                       2000
                           -------------------------  -------------------------  -------------------------
                           PAID/ACCRUED     WAIVED    PAID/ACCRUED     WAIVED    PAID/ACCRUED     WAIVED
                           -------------  ----------  -------------  ----------  -------------  ----------
Bond Fund                     $53,423      $(53,423)     $63,609      $(45,526)     $54,217      $(54,217)


                               DISTRIBUTION PLANS


    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of the Fund as described in the Prospectus, which provide such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.



    Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the shares of the class of the Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 2000, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:



FUND                                      PAID/ACCRUED    WAIVED
----                                      ------------  ----------
Bond Fund
  A Shares                                  $78,599      $(31,480)
  B Shares                                   28,438            --



    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:



Advertising and sales literature                    $ 340,947
Printing, production and mailing of prospectuses
  and shareholder reports to other than current
  shareholders                                        137,970
Compensation to dealers                             6,122,706
Compensation to sales personnel                     5,595,536
B share financing charges                           8,232,922
Equipment, supplies and other indirect
  distribution-related expenses                        29,628



    With respect to the Class B shares of the Fund, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.


                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT


    The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.



    The Distribution Agreement is currently in effect and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.



    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.



    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.



    For the three most recent fiscal years, the Distributor was paid or accrued sub-administration fees with respect to the Fund and voluntarily waived the amounts in parentheses as follows:



                                                   FISCAL YEAR-ENDED OCTOBER 31,
                           -----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  -------------------------
                           PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                           ------------  ----------  ------------  ----------  ------------  -----------
Bond Fund                    $26,711      $(26,711)    $31,604      $(18,667)    $27,100     $        --


           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.


    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000, fees payable to the Shareholder Servicing

Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:



                                                  FISCAL YEAR-ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------
                                     1998                      1999                      2000
                           ------------------------  ------------------------  ------------------------
                           PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                           ------------  ----------  ------------  ----------  ------------  ----------
Bond Fund
  A Shares                   $80,517      $(58,222)    $92,038      $(73,873)    $78,597      $(47,125)
  B Shares                     6,674            --      12,076            --       9,479            --
  Institutional Shares        46,366       (46,366)     54,907       (46,489)     47,466       (24,687)


    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in J.P. Morgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.


    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.


    Chase and its affiliates and the J.P. Morgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund, except Core Equity Portfolio and Equity Growth Portfolio, and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of the Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.


                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 1999, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS


    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                                    EXPENSES


    The Bond Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 21 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    Certain Funds offer Class A, Class B, Class C, Class M and Institutional Class shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 20, 2001, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:



BOND FUND A SHARES
Fidelity Investments Inst Ops Co                                          23.64%
Inc As Agt Locke Liddell & Sapp LP
401K PSP and Trust 10350
Attn Dave Staley
100 Magellan Way # KW1C
Covington KY 41015-1999



Liva & Company                                                            23.00%
C/O Chase Manhattan Bank
Attn Mut FDS/T-C
PO Box 31412
Rochester NY 14603-1412



Balsa & Co                                                                10.65%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558



Trulin and CO                                                              6.46%
C/O Chase Manhattan Bank NA
Attn: Mutual Funds/ T-C
PO Box 31412
Rochester NY 14603-1412



BOND FUND B SHARES
MLPF&S for the Sole Benefit of                                            13.91%
its customers
Attn Fund Administration
SEC# 97J83
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484



BOND FUND INSTITUTIONAL SHARES
Trulin & Co                                                               50.90%
c/o Chase Manhatten Bank
Attn Mutual FDS/T-C
Rebate Account
PO Box 31412
Rochester NY 14603-1412



Trulin & Co                                                               22.94%
c/o Chase Manhatten Bank
Attn Mutual FDS/T-C
PO Box 31412
Rochester NY 14603-1412



Balsa & Co                                                                 5.24%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558

                              FINANCIAL STATEMENTS


    The 2000 Annual Report to Shareholders of the Fund, including the reports of independent accounts, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated herein by reference.


               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


            BOND FUND (SPECIMEN COMPUTATIONS)
A SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $10.12
Maximum Offering Price per Share ($10.12 divided
  by .9550)
  (reduced on purchases of $100,000 or more)        $10.60
B SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $10.16
INSTITUTIONAL SHARES:
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $10.11

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES


    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.



    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S. government.



    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.



    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.



    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.



    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.



    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.



    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.


    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.


    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.



    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.



    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.


    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.


    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.



    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.



    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.



    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.



    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.



    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.



    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                           J.P. FLEMING MORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2001


                           GLOBAL LIFE SCIENCES FUND
                           INTERNATIONAL GROWTH FUND
                              PACIFIC REGION FUND


       1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of International Growth Fund, Pacific Region Fund and Global Life Sciences Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:



    1-800-348-4782
    J.P. Morgan Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64141


                                                                   XXXX-SAI-1000

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   25
Determination of Net Asset Value..................   26
Purchases, Redemptions and Exchanges..............   27
Distributions; Tax Matters........................   31
Management of the Trust and the Funds.............   36
Independent Accountants...........................   45
Certain Regulatory Matters........................   45
General Information...............................   46
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government
  Agencies or Instrumentalities...................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS


    Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds . Chase also serves as the administrator of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. [For example, the International Growth Fund currently does not intend to invest directly in Chile due to certain restrictions and deposit requirements imposed on foreign investors.]

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unse-cured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    SUPRANATIONAL OBLIGATIONS. Each Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    [LOAN PARTICIPATIONS.  The [        ] Fund may invest in participations in
fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Fund may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Fund will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Fund may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in participations and assignments that are illiquid, and in other illiquid securities.]

    BRADY BONDS.  The [        ] Fund may invest in Brady Bonds. The Brady Plan
framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 10 and 30 years from the date of issuance. The following countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

    Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    In addition to Brady Bonds, the [        ] Fund may invest in governmental
obligations which may be issued as a result of other debt restructuring agreements.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in economic conditions including the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by S&P, Baa or higher by Moody's, rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

    STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest up to 20 percent of its total assets in stripped obligations where the underlying obligation is backed by the full faith and credit of the U.S. Government.

    INDEXED INVESTMENTS. Each Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper")
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for a particular Rule 144A security or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and buy such security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds are not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position or liquidating securities to fund redemptions. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT
INSTRUMENTS. A Fund may purchase, sell or exercise call and put options on: securities; securities indexes; currencies; or debt instruments. Specifically, each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts (collectively, "futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. Each Fund may enter into forward contracts. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Funds may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. Each Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation partnership, limited liability company or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. No Fund is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) at least 67% of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    No Fund may:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 33 1/3% of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of 33 1/3% of the value of its total assets;

        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, the [        ] funds may
not:

        (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

        (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

        (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

        (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction
(5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction
(3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1)   The International Growth Fund and the [        ] may not, with
    respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

    In addition, each of the [        ] and [        ] is subject to the
following nonfundamental restrictions, each of which may be changed without shareholder approval:

        (7) The value of a Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

        (8) Each Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

        (9) Each Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        With respect to each of the Funds, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed-income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust , or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS

    INVESTING IN THE PACIFIC REGION. Investing in securities of the Pacific Region countries entails risks of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Region country or the Fund's investment in that country.

    PACIFIC REGION FUND. The Pacific Region economies and financial markets have experienced significant volatility in recent years. Many of the countries of Southeast Asia, for example, are developing both economically and politically. Pacific Region countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Securities of issuers located in some Pacific Region countries tend to have volatile prices and such may offer significant potential for loss as well as gain. Further, certain companies in the

Pacific Region may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

    The Pacific Region Fund is susceptible to political and economic factors affecting issuers in Pacific Region countries. In addition, although this Fund
will not invest in [      ] companies, some Pacific Region economies are
directly affected by [      ] capital investment in the region, by Japanese
consumer demands and by the state of the [      ] economy.

    Pacific Region securities are normally denominated and traded in the currencies of Pacific Region countries. Accordingly, changes in the values of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Pacific Region Fund's assets denominated in those currencies. Many of the currencies of Southeast Asian countries, for example, have experienced in recent years extreme volatility relative to the United States dollar. In particular, [Thailand, Indonesia, the Philippines and South Korea] have experienced currency crises of a magnitude warranting assistance from the International Monetary Fund. Devaluations in the currencies in which the Fund's portfolio securities are denominated will adversely affect the Fund's net asset value.

    Trading volumes on most Pacific Region stock exchanges, although increasing, are substantially less than in the U.S. stock market, and the stock markets of Pacific Region countries have exhibited extreme volatility. Further, securities of some Pacific Region companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Region stock exchanges are generally higher than negotiated commissions in U.S. exchanges, although the Pacific Region Fund endeavors to achieve the most favorable net results on its portfolio transaction and may be able to purchase securities in which it may invest on other stock exchanges where commissions are negotiable.

    Some Pacific Region countries also may have managed currencies, which are not free floating against the Unites States dollar. In addition, there is risk that certain Pacific Region countries may restrict the free conversion of their currencies into other currencies. Further, certain Pacific Region currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the Unites States dollar. Any devaluations in the currencies in which each such Fund's portfolio securities are denominated may have a detrimental impact on each such Fund's net asset value.

    These considerations are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Pacific Region Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

    INVESTING IN JAPAN. Japan currently has the second largest GDP in the world. The Japanese economy has grown substantially in the last three decades. During the last seven years, however, despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for a debt-burdened financial system and spending for reconstruction following the Kobe earthquake should help contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.

    In addition to a cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a string currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

    Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers and other protectionist or retaliatory measures of, as well as economic conditions in the U.S. and other countries with which it trades. Industry, the most important sector of the economy, is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile, fishing and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum and soybeans from other countries. Japan's high volume of exports such as automobiles, machine tools and semiconductors have caused trade tensions with other countries, particularly the United States. Some trading agreements between the countries have reduced the friction caused by the current trade imbalance.

    The relaxing of official and de facto barriers to imports, or hardships created by any pressure brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect on the country's economy. The strength of the yen itself may prove an impediment to string continued exports, because of the high prices its means for Japanese goods sold in other countries. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market and the Fund.

    Japanese securities are normally denominated and traded in the Japanese yen. Accordingly, changes in the value of the yen, or other the currencies of other securities in which the Fund has invested, against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in the yen, or such other currency. Historically, over a number of years, the yen has generally appreciated in relation to the dollar. Nonetheless, the yen has recently experienced increasing volatility relative to the U.S. dollar, including periods of devaluation. The Japanese yen may also be adversely affected by currency difficulties of other countries in the Pacific Region. Devaluations in the yen, and any other currencies in which the Fund's portfolio securities are denominated, will adversely affect the Fund's net asset value.

    In 1990, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), began a spectacular decline which continued through 1992. Since then, the market has failed to rebound and continues to exhibit substantial volatility. The decline in the Japanese securities markets has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those of the United States, even after recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

    While the Japanese governmental system seems stable, the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civil unrest, its is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

    A [seven-year] decline of the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios, and has left Japanese banks holding large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred, and there can be no assurance that the number of such bankruptcies will not increase. The economic difficulties of other countries in the Pacific Region have adversely affected and may continue to adversely affect the Japan's economy as many Japanese banks and companies have exposure to the region and as the region's demand for Japanese exports fluctuates.

    Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

    As in the United States and other markets, small company stocks are typically more volatile than large company stocks, reacting more extremely to good or bad news. Since Japan's market is dominated by large stocks (the average company size in Japan is the largest anywhere in the world), the behavior of the Japanese market in general and of the small-stock segment in particular may be affected by the trading activity on a relatively small number of large-company stocks to a much greater degree than is typically seen in the United States. Further, during periods of economic difficulty, small companies can find it harder to compete or survive. Since August 1990, the shares of smaller Japanese companies have underperformed those of larger companies, as they tend to do in periods of declining industrial production. However, the reverse trend tends to apply in periods of economic recovery.

    INVESTING IN EUROPE. Investment in the securities of European countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

    The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, each Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested entirely in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of each Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. Each Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    The economies of individual European countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

    INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, each Fund could lose its entire investment in any such country.

    The securities market of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the Unites States. Disclosure and regulatory standards are in many respects less stringent that Unites States standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

    The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of Unites States issuer could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

    Each of the Funds may invest in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of each such Fund's assets denominated in those currencies.

    The economies of individual Latin American countries may differ favorably or unfavorably from the United States economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce each Fund's investment income available for distribution to shareholders.

    Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American counties have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able to willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entities implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

    Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt can be collected in whole or in part.

    Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron, ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly [300 million]) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in sumo was negative ) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than the have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled.

    Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Funds' investments in this region.

    Changes in political leadership, the implementation of market oriented economic policies, such as the North American Free Trade Agreement ("NAFTA"), privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the United States market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time.

    LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as B- by Moody's or S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

    The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

    Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

    A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

    Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase a Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    Because the Funds are new, there exists no portfolio turnover criteria for the Funds.

    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-adviser's, other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Because the Funds are new, there exists no historical brokerage commission data to report.

    No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan
Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Idustrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares ) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    The total rate of return for a Fund or a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return.

    Because each of the Funds is new, there is no historical information to provide regarding total rate of return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    Because each of the Funds is new, there is no historical information to provide regarding yields.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds often invest in securities listed on foreign exchanges which trade on

Saturdays or other customary United States national business holidays on which the Funds do not price, the Funds' portfolios will trade and the net asset value of the Funds' shares may be significantly affected on days on which the investor has no access to the Fund.

    Each Fund calculates its NAV once each business day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

    An investor can buy shares in a Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the Chase Vista Service Center or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                 CLASS A SHARES

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75      6.10          5.00
100,000 but under 250,000               3.75      3.90          3.25
250,000 but under 500,000               2.50      2.56          2.25
500,000 but under 1,000,000             2.00      2.04          1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Chase Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Chase Vista fund excluding any Chase Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    The Funds may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Funds' distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Investors may incur a fee if they effect transactions through a broker or agent.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Chase Vista Funds Service Center.

    Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista fund, provided there is no change in account registration.

    Each Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

    Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of each Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B (or C) shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B (or C) shares.

    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Funds anticipate distributing substantially all of their net investment income for each taxable year. An investor can choose from three distribution options: (i) reinvest all distributions in additional Fund shares without a sales charge; (ii) receive distributions from net investment income in cash or by

ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or, (3) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the Chase Vista service center in writing. If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

    If a check representing a Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista fund without a sales charge. If the Chase Vista Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Chase Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Funds. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    [Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, the maximum tax rate for capital assets with a holding period beginning after December 31, 2000 and held for more than five years will be 18%.]

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemze deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinar income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant, formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



    WILLIAM J. ARMSTRONG--Trustee. Retired, formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.



    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc., (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036



    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405



    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age 70. Address: P.O. Box 2668, Houston, TX 77252.



    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.



    *LEONARD M. SPALDING, JR.--Trustee. Retired, formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2015 Lincoln Park Road, Springfield, KY 40069.



    RICHARD E. TEN HAKEN--Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.

    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.


    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 37.
Address: 3435 Stelzer Road, Columbus, OH 43219.



    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age: 45.
Address: 90 Park Avenue, New York, NY 10016.



    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.


* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.


    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.


    The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.


    The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Chase Vista Funds").


            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:


                                           PENSION OR RETIREMENT
                                          BENEFITS ACCRUED BY THE       TOTAL COMPENSATION
                                             FUND COMPLEX (1)        FROM "FUND COMPLEX" (2)
                                          -----------------------  ----------------------------
Fergus Reid, III, Trustee                        $110,091                    $202,750
H. Richard Vartabedian, Trustee                    86,791                     134,350
William J. Armstrong, Trustee                      41,781                      90,000
John R.H. Blum, Trustee                            79,307                      98,750
Stuart W. Cragin, Jr., Trustee                     65,742                      89,000
Roland R. Eppley, Jr., Trustee                     58,206                      91,000
Joseph J. Harkins, Trustee                         75,554                      90,500
Sarah E. Jones, Trustee                                --                          --
W.D. MacCallan, Trustee                            77,769                      88,500
George E. McDavid, Trustee                             --                      62,250
W. Perry Neff, Trustee                             74,269                      88,000
Leonard M. Spalding, Jr., Trustee                  35,335                      89,000
Richard E. Ten Haken, Trustee                      80,398                      99,500
Irving L. Thode, Trustee                           84,503                      90,000



(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.




    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000 which amount is then apportioned among the Funds comprising the Trust.


            CHASE VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley,

Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are 10, 2, 16, 2, 15, 7 and 0, respectively.



                       HIGHEST ANNUAL COMPENSATION PAID BY ALL CHASE VISTA FUNDS
                       ---------------------------------------------------------
                       $80,000  $100,000  $120,000  $140,000  $160,000  $200,000



YEARS OF
SERVICE                     ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------
         16            $80,000 $100,000 $120,000 $140,000 $160,000 $200,000
         14            76,800   96,000  115,200  134,400  153,600  192,000
         12            70,400   88,000  105,600  123,200  140,800  176,000
         10            64,000   80,000   96,000  112,000  128,000  160,000
          8            51,200   64,000   76,800   89,600  102,400  128,000
          6            38,400   48,000   57,600   67,200   76,800   96,000
          4            25,600   32,000   38,400   44,800   51,200   64,000



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Chase Vista Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.



    Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year are $39,800, $81,000 and $134,350, respectively.


    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Funds investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.

    Chase, on behalf of the Funds, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Funds, under the sub-advisory agreement CAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

    Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Chase is located at 270 Park Avenue, New York, New York 10017.

    CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive, with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

                                 ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the International Equity Fund, Chase receives from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the Chase Vista Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other Chase Vista Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act).

The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:


                                                      TOTAL
                                                      VALUE
                                                    ----------
Advertising and sales literature                    $  340,447
Printing, production and mailing of prospectuses
  and shareholder report to other than current
  shareholders                                         137,970
Compensation to dealers                              6,122,706
Compensation to sales personnel                      5,595,536
B share financing charges                            8,232,922
Equipment, supplies and other indirect
  distribution-related expenses                         29,628


    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Fund's distributor is Vista Fund
Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B or Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Chase Vista Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Chase Vista Funds.

    VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Chase Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Funds held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis.

    Shareholder Servicing Agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metro-tech Center, Brooklyn, NY 11245. Investors Bank and Trust Co.

                            INDEPENDENT ACCOUNTANTS


    PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.


    The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.


    Certain Funds offer Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees.The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of February 16, 2000 the following persons owned of record 5% or more of the outstanding shares of the following classes of the following Funds:

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the

Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

    In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION

ITEM 23.    Exhibits

Exhibit
Number
-------

1(a)  Declaration of Trust, as amended. (1)
1(b)  Certificate of Amendment to Declaration of Trust dated December 14,
      1995.(6)
1(c)  Certificate of Amendment to Declaration of Trust dated October 19,
      1995.(6)
1(d) Certificate of Amendment to Declaration of Trust dated July 25, 1993.(6) 1(e) Certificate of Amendment to Declaration of Trust dated November 1997.(10) 1(f) Certificate of Amendment to Declaration of Trust dated June 5, 1998.(12)
2     By-laws, as amended. (1)
3     None.
4(a)  Form of Investment Advisory Agreement.(6)
4(b) Form of Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc.(6)
5     Distribution and Sub-Administration Agreement dated August 21, 1995.(6)
6(a)  Retirement Plan for Eligible Trustees.(6)
6(b)  Deferred Compensation Plan for Eligible Trustees.(6)
7     Custodian Agreement. (1)
8(a)  Transfer Agency Agreement. (1)
8(b)  Form of Shareholder Servicing Agreement. (6)

8(c)  Form of Administration Agreement.(6)

9     Opinion re: Legality of Securities being Registered.(1)


10    Consents of Price Waterhouse LLP.(13)


11    In Part B:        Financial Statements and the Reports thereon for the
                        Funds filed herein are incorporated by reference into Part B as part of the 1999 Annual Reports to Shareholders for such Funds as filed with the Securities and Exchange Commission by Mutual Fund Group on Form
                        N-30D on January 5, 2000, accession number
                        0000950146-00-000021, 0000950146-00-000023,
                        0000950146-00-000024, and 0000950146-00-000025 which are
                        incorporated into Part B by reference.

12    None.

13(a) Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer
      Agreement and Shareholder Service Agreement. (1)
13(b) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected
      Dealer Agreement and Shareholder Servicing Agreement).(6)
13(c) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of
      Shareholder Servicing Agreements).(9)

14    Financial Data Schedule.(11)

15    Form of Rule 18f-3 Multi-Class Plan.(6)
99(a) Powers of Attorney for: Fergus Reid, III, H. Richard Vartabedian, William
      J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr., Roland R. Eppley, Jr., Joseph J. Harkins, W.D. MacCallan, W. Perry Neff, Richard E. Ten Haken, Irving L. Thode.(8)
99(b) Powers of Attorney for: Sarah E. Jones and Leonard M. Spalding, Jr.(9)

----------

(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.
(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.
(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.
(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.
(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.
(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.

(13)  Filed herewith.

ITEM  24. Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 25.  Indemnification

            Reference is hereby made to Article V of the Registrant's Declaration of Trust.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

            Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

            Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26(a).  Business and Other Connections of Investment Adviser

            The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

            To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.



                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------
Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.


                                       C-4



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.


                                       C-5


James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Susan V. Berresford                    Director                                 President, The Ford Foundation

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Item 26(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

            To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------

James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Item 26(c)

            Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

            To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------

Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset Management,
                                           Inc.; Vice President, The Chase
                                           Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 27. Principal Underwriters

      (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

      (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.


                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
----------------                    --------------------                                --------------------
Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28. Location of Accounts and Records

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                      Address
                  ----                      -------

Vista Fund Distributors, Inc.               One Chase Manhattan Plaza, 3rd Floor
                                            New York, NY 10081

DST Systems, Inc.                           210 W. 10th Street,
                                            Kansas City, MO 64105

The Chase Manhattan Bank                    270 Park Avenue,
                                            New York, NY 10017

Chase Asset Mangement, Inc.                 1211 Avenue of the Americas,
                                            New York, NY 10036

Chase Asset Management, Ltd. (London)       Colvile House
                                            32 Curzon Street
                                            London, England W1Y8AL

The Chase Manhattan Bank                    One Chase Square,
                                            Rochester, NY 14363

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                  Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 28th day of December, 2000.

                                                          MUTUAL FUND GROUP


                                        By /s/ H. Richard Vartabedian
                                           --------------------------
                                           H. Richard Vartabedian
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             *                     Chairman and Trustee       February 28, 2001
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                  February 28, 2001
-------------------------------    and Trustee
    H. Richard Vartabedian

             *                     Trustee                    February 28, 2001
-------------------------------
    William J. Armstrong

             *                     Trustee                    February 28, 2001
-------------------------------
    John R.H. Blum

             *                     Trustee                    February 28, 2001
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                    February 28, 2001
    Roland R. Eppley, Jr.

             *                     Trustee                    February 28, 2001
-------------------------------
    Joseph J. Harkins

             *                     Trustee                    February 28, 2001
-------------------------------
    Sarah E. Jones

             *
-------------------------------    Trustee                    February 28, 2001
    W.D. MacCallan

             *
-------------------------------    Trustee                    February 28, 2001
    W. Perry Neff

             *                     Trustee                    February 28, 2001
-------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                    February 28, 2001
-------------------------------
    Irv Thode

             *                     Trustee                    February 28, 2001
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and              February 28, 2001
-------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                February 28, 2001
-------------------------------    Fact
    H. Richard Vartabedian